UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22027

                             FundVantage Trust

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                                     Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Joel L. Weiss

JW Fund Management LLC

100 Springdale Rd., Suite A3-416

                    Cherry Hill, NJ 08003

(Name and address of agent for service)

Registrant’s telephone number, including area code:  856-528-3500

Date of fiscal year end:  April 30

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

DUPONT CAPITAL EMERGING MARKETS FUND

Semi-Annual Investment Adviser’s Report

October 31, 2018

(Unaudited)

Dear Fund Shareholder,

The DuPont Capital Emerging Markets Fund returned -16.02%, net of fees, for the six-month period ending October 31, 2018, performing in-line with the MSCI Emerging Markets Net Dividend Index.

Emerging market equities were negatively impacted by a difficult combination of rising U.S. bond yields and increasing investor risk aversion. The Federal Reserve bank has continued its campaign to normalize monetary policy in the U.S. by increasing short-term interest rates and reducing its holdings of securities. These policy actions have the effect of restricting the availability of U.S. Dollar funding, causing U.S. bond yields to rise and the U.S. Dollar to appreciate versus global currencies. Argentina and Turkey were among the first countries to feel the negative effects of these policy actions, as both economies rely on U.S. Dollar borrowing. Their currencies depreciated sharply, and they were forced to make significant changes to fiscal and monetary policy. Argentina required a bailout from the International Monetary Fund to avoid a painful economic collapse. Weakening economic growth in China and trade tensions with the U.S. added to equity market volatility during the period.

The equity market decline was broad based across countries and sectors. Oil producing countries, such as Russia, Qatar, and UAE, held up better than the overall benchmark due to high oil prices during most of the period. Countries reliant on U.S. Dollar funding generally fell the most, including Argentina, Pakistan, South Africa, and Turkey. Elections played a role in emerging market country returns with Brazil and Mexico electing non-establishment politicians. The stock market’s initial reaction has been positive in Brazil and mixed in Mexico. The incoming Brazilian administration has promoted pro-market economic and policy reforms, whereas the incoming Mexican administration has provided a mixed economic policy message.

Sector returns lacked a clear theme, apart from energy. Energy was the best performing sector on the back of higher oil prices. Traditionally defensive sectors, such as consumer staples and healthcare underperformed, while economically sensitive sectors, such as financials and materials, did better than the benchmark. High equity market valuations in consumer staples and health care likely played a role in their underperformance.

The Fund’s performance relative to the benchmark was driven by favorable stock selection within Brazil and Russia. The favorable relative performance in Brazil was helped by a position in an oil and gas producer, which benefited from operational improvements and rising oil prices. A merger of the two largest Brazilian pulp and paper manufactures also added to relative performance within that country. Rising oil prices benefited the Fund’s position in a Russian energy company, while improving supply/demand dynamics helped the Fund’s position in a Russian freight car operator. Offsetting these positives was unfavorable relative performance within China, particularly within the internet and real estate industries. The portfolio was under allocated to the Chinese internet sector, which rose significantly during the period.

1

DUPONT CAPITAL EMERGING MARKETS FUND

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2018

(Unaudited)

While the growth outlook is strong for Chinese internet technology companies, the valuation multiples are high, and we believe reflect these expectations.

The Fund performed in-line with its benchmark for the period. Favorable stock selection in China, Russia, and Taiwan added to relative performance, while an allocation to Argentina and unfavorable stock selection in Malaysia negatively impacted relative returns. Stock selection within China was helped by more conservative positioning within the country. China’s economic growth has decelerated this year in part due to a crackdown on speculative non-bank lending. This has caused consumer spending and investment to slow, while prospects of an extended trade war have hurt sentiment. Positive earnings results from a rail operator in Russia and semi-conductor companies in Taiwan aided relative performance in those countries. An allocation to an Argentinian bank negatively impacted results during the period. The Argentine government has been taking very positive steps over the past few years to reverse decades of decline within the country, leading us to take a position in one of its leading banks. Unfortunately, the recent bout of risk aversion has thrown an obstacle in their way. The Argentinian bank is well capitalized, and we believe well positioned to emerge from the recent turmoil in a strong position.

From a sector perspective, an over allocation to Brazilian consumer stocks coupled with broadly favorable stock selection in the energy and technology sectors was most additive to relative performance. Economic activity has been suppressed in Brazil over the past few years, which we believe has led to pent-up demand. Positive economic policies could help trigger a sustained economic rebound in Brazil if implemented properly. Stock selection within financials and industrials negatively impacted relative performance. The Fund’s positions in a South Korean airline and manufacturing stocks in China negatively impacted stock selection within the industrial sector. The unfavorable relative performance within financials was due to the allocation to an Argentinian bank discussed above.

Investment Environment and Outlook

The financial backdrop has clearly become more challenging for emerging market equities. While global economic growth remains healthy, U.S. Dollar financing has become more expensive and less readily available. Additionally, China’s crack down on non-traditional lending has led to a reduction in domestic credit within that country. Consumer spending and investment in China have decelerated as a result, while trade tensions have hurt investor sentiment.

We believe that with uncertainty comes opportunity. Valuations are favorable for aggregate emerging market equities, with many traditional valuation measures near the bottom of historical ranges. Stressed markets such as Argentina and Turkey offer even greater valuation discounts, albeit with higher risk. Korea and Russia also appear attractively valued based on our models.

We have been positioning the Fund to take advantage of these valuation opportunities. The Fund has increased its allocation to Argentina and Turkey, as well as having an over allocation to Russia, South

2

DUPONT CAPITAL EMERGING MARKETS FUND

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2018

(Unaudited)

Africa, and South Korea. We are finding what we feel are compelling opportunities in each of these countries. We believe Argentina and Turkey have stabilized their respective economic situations and are beginning the healing process. The currencies of both countries have stabilized, government spending is being adjusted, current account balances are improving, and funding has returned. We expect inflation will begin to decelerate during the first quarter next year, with economic growth picking up in the second half. In Russia, the government has been taking advantage of high oil prices and a weak currency to create an economic cushion, while talk of drastic sanctions from the U.S. has dissipated. The new president of South Africa is in the process of restoring faith in government by tackling corruption and adding competent ministers. South Korea has been negatively impacted by China’s growth slowdown and unfavorable policy choices; however, the country is the home to many world class companies that are now trading at large valuation discounts.

These over allocations are offset by under allocations to China, India, and a few of the smaller Asian countries. The underweight in China is primarily the result of an under allocation to non-bank financials. We remain concerned about the financial risks associated with Chinese non-bank financials, particularly given the governments continued regulatory clampdown. The under allocation to India is driven by a combination of unattractive valuations and a slowdown in economic reforms.

Overall, we have a constructive view of emerging markets. While risk levels have risen, the valuation backdrop has also improved and we feel provides good upside potential when negative sentiment subsides.

We appreciate your investment in the Fund and look forward to communicating with you further in future periods.

DuPont Capital Management Corporation

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended October 31, 2018 and reflects views of the investment adviser at the time of this writing. These views may change and do not guarantee future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

3

DUPONT CAPITAL EMERGING MARKETS FUND

Semi-Annual Investment Adviser’s Report (Concluded)

October 31, 2018

(Unaudited)

Mutual fund investing involves risks, including possible loss of principal. The Fund invests primarily in markets of emerging countries which are riskier than more developed markets and may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly or may never fully develop. Emerging markets are more likely to experience hyperinflation and currency valuations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.

Foreign securities are subject to political, social, and economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets.

4

DUPONT CAPITAL EMERGING MARKETS FUND

Semi-Annual Report

Performance Data

October 31, 2018

(Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2018
	Six Months†	1 Year	3 Year	5 Year	Since Inception*
Class I Shares	-16.02%	-11.57%	7.32%	-1.73%	-1.69%
MSCI Emerging
Markets Net
Dividend Index	-16.53%	-12.52%	6.52%	0.78%	0.36%**

†	Not Annualized.

*	The DuPont Capital Emerging Markets Fund (the “Fund”) commenced operations on December 6, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-0014.

As stated in the current prospectus dated September 1, 2018, the Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 2.18% and 1.28%, respectively of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. DuPont Capital Management Corporation (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), “Acquired Fund Fees and Expenses,” interest, extraordinary items, and brokerage commissions do not exceed 1.27% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2019, unless the Board of Trustees (“Board of Trustees”) of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the MSCI Emerging Markets Net Dividend Index. This index is a free float-adjusted market capitalization index and is designed to measure equity market performance of emerging markets. This index is net total return which reinvests dividends after the deduction of withholding taxes. The returns for this index do not include any transaction costs, management fees or other costs. It is impossible to invest directly in an index.

5

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Semi-Annual Investment Adviser’s Report

October 31, 2018

(Unaudited)

Dear Fund Shareholder,

The DuPont Capital Emerging Markets Debt Fund returned -4.74%, net of fees, for the six-month period ending October 31, 2018. The JP Morgan Emerging Markets Bond Index Global Diversified returned -2.02% over the trailing six-months ending October 31, 2018.

The U.S. economy exhibited strong growth over the past six months and this led to higher interest rates and a rising U.S. equity market until a steep decline in stock prices occurred in October. The Federal Reserve raised the Funds Rate three times in 2017 and three more times so far in 2018. Expectations are that the Fed will tighten again in December. The two-year Treasury rose by 38 basis points over the six-month period ending October 31, 2018 and closed at 2.87%. The ten-year treasury rose 20 basis bps to 3.15%. GDP grew by 4.2% in the 2nd quarter and 3.5% in the 3rd, both stronger than we seen for most of the past eight years. Oil prices have been very volatile in 2018 but have fallen over the past six months.

Higher interest rates and the potential trade war put a damper on Emerging Markets Debt (EMD), but higher commodity prices, better global growth, low inflation, and the continued demand from investors helped support the asset class. Local currency EMD performed very strongly and was the best performing segment within fixed income as the weakness in the dollar helped fuel demand.

EMD was volatile and declined during the period. The weakness in EMD was driven by a combination of higher U.S. interest rates, the stronger U.S. dollar, problems in Argentina, Turkey and Venezuela, weaker commodity prices, and slightly slower global economic growth outside of the U.S. Emerging market local currency significantly underperformed U.S. Dollar sovereigns EMD, but both posted declines. Within U.S. Dollar sovereigns, lower quality sovereigns underperformed investment grade sovereigns as investors moved toward higher quality in the sell-off. Some of the best performing countries within US Dollar EMD included Poland, Vietnam, Slovakia and Croatia with returns slightly below 0%. Zambia and Venezuela were the worst performing countries over the past six months. Other countries with poor returns included Argentina and Costa Rica. Over the period, EMD spreads widened by 53 basis points to +366 over Treasuries, while the yield of the index rose significantly by 77 bps and closed at 6.82%. The rise in yields was due to both higher U.S. Treasury yields and wider spreads.

For performance of the Fund over the past six months, the main positive drivers were the local currency positions in Brazil and Russia and position in Petrobras, the Brazil oil company. An underweight to Zambia also contributed as this country was the weakest performer over the period. Overweights to Argentina, Venezuela and Turkey detracted from relative returns as all three countries underperformed the index. Other positions that detracted from relative returns were underweights to Jamaica, Iraq and Mongolia and a local currency position in Russia.

6

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2018

(Unaudited)

In regards to current positioning, the primary overweight exposures in the Fund include Brazil, Ukraine, Russia, Turkey, and Israel. In local currency bonds, the main positions are in Brazil, Mexico, Poland and Russia. The Fund is underweight several higher quality countries that the investment team believes are overvalued including Peru and Philippines. Other underweights include Indonesia, Colombia and Panama. The Fund has a yield advantage when compared to the benchmark, mostly due to the overweights to Ukraine and Turkey and the local currency exposure to Brazil and Mexico.

Investment Environment and Outlook

We remain positive in the long-run for EMD. Spreads in EMD have widened and prices have declined in 2018 mostly due to higher U.S. interest rates, the stronger dollar, slower global economic growth, the trade war with China and the problems in Turkey and Argentina. Despite the headwinds, we believe the current valuations for EMD are attractive for long-term investors. Our country models have shown an increase in the number of countries that are categorized as undervalued. However, volatility will remain high and we are only gradually buying select credits and keeping cash at a slightly higher level than normal. Over the last few months, we have added to Jordan, Ecuador and Turkey and we will deploy more cash and take additional risk when we feel we should be more appropriately rewarded. Our main hard currency overweights include Argentina, Ukraine, Brazil and Turkey. Our local currency allocation did not change significantly over the last few months and remains close to 13%. Our main positions in local currency are in Brazil, Poland, Russia, and Mexico.

We appreciate your investment in the Fund and look forward to communicating with you in the future.

DuPont Capital Management Corporation

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended October 31, 2018 and reflects the views of the investment adviser at the time of this writing. These views may change and do not guarantee future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Mutual fund investing involves risks, including possible loss of principal. The Fund invests primarily in markets of emerging countries which are riskier than more developed markets and may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly or may never fully develop. Emerging markets are more likely to experience hyperinflation and

7

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Semi-Annual Investment Adviser’s Report (Concluded)

October 31, 2018

(Unaudited)

currency valuations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

Foreign securities are subject to political, social, and economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets. The value of debt securities generally falls when interest rates rise. The Fund may invest without limit in below-investment grade debt securities commonly called “high yield” securities or “junk bonds.” Such securities may have greater default risk, less liquidity, and greater price volatility than investment-grade bonds.

8

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Semi-Annual Report

Performance Data

October 31, 2018

(Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2018
	Six Months†	1 Year	3 Year	5 Year	Since Inception*
Class I Shares	-4.74%	-6.78%	3.87%	4.47%	4.84%
JP Morgan Emerging
Markets Bond Index Global
Diversified	-2.02%	-4.39%	4.33%	4.35%	4.77	%**

†	Not Annualized.

*	The DuPont Capital Emerging Markets Debt Fund (the “Fund”) commenced operations on September 27, 2013.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-0014.

As stated in the current prospectus dated September 1, 2018, the Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 3.46% and 0.89%, respectively, of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. DuPont Capital Management Corporation (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), “Acquired Fund Fees and Expenses,” interest, extraordinary items, and brokerage commissions do not exceed 0.89% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2019, unless the Board of Trustees (“Board of Trustees”) of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified). This index tracks the traded market for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities and includes Brady bonds, loans, Eurobonds and external debt instruments. It limits the weights of those Index countries with larger debt stock by only including specified portions of these countries eligible current face amounts of debt outstanding. The returns for the index do not include any transaction costs, management fees or other costs. It is impossible to invest directly in an index.

9

DUPONT CAPITAL FUNDS

Fund Expense Disclosure

October 31, 2018

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from May 1, 2018 through October 31, 2018 and held for the entire period.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

DUPONT CAPITAL FUNDS

Fund Expense Disclosure (Concluded)

October 31, 2018

(Unaudited)

	DuPont Capital Emerging Markets Fund

	Beginning Account Value	Ending Account Value	Expenses Paid
	May 1, 2018	October 31, 2018	During Period*
Class I
Actual	$1,000.00	$839.80	$5.89
Hypothetical (5% return before expenses)	1,000.00	1,018.80	6.46

	DuPont Capital Emerging Markets Debt Fund

	Beginning Account Value	Ending Account Value	Expenses Paid
	May 1, 2018	October 31, 2018	During Period**
Class I
Actual	$1,000.00	$952.60	$4.38
Hypothetical (5% return before expenses)	1,000.00	1,020.72	4.53

*

Expenses are equal to an annualized expense ratio for the six-month period ended October 31, 2018 of 1.27% for Class I Shares of the DuPont Capital Emerging Markets Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the period. The DuPont Capital Emerging Markets Fund’s ending account value on the first line in the table is based on the actual total return for the six-month period ended October 31, 2018 for the Fund of (16.02)%.

**

Expenses are equal to an annualized expense ratio for the six-month period ended October 31, 2018 of 0.89% for Class I Shares of the DuPont Capital Emerging Markets Debt Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the period. The DuPont Capital Emerging Markets Debt Fund’s ending account value on the first line in the table is based on the actual total return for the six-month period ended October 31, 2018 for the Fund of (4.74)%.

11

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio Holdings Summary Table

October 31, 2018

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
INDUSTRY CATEGORIES:
Commercial Banks	23.8%	$5,174,046
Oil, Gas & Consumable Fuels	9.3	2,033,924
Internet Software & Services	7.6	1,666,476
Technology Hardware, Storage & Peripherals	7.2	1,561,100
Semiconductors & Semiconductor Equipment	6.4	1,401,830
Media	3.3	714,934
Wireless Telecommunication Services	3.2	700,086
Insurance	3.1	675,859
Machinery	2.9	629,637
Household Durables	2.5	550,173
Chemicals	2.5	542,583
Diversified Telecommunication Services	2.4	525,761
Metals & Mining	2.3	491,801
Automobiles	2.0	428,319
Hotels, Restaurants & Leisure	2.0	426,006
Real Estate	1.7	370,973
IT Services	1.6	360,046
Electronic Equipment, Instruments & Components	1.6	341,521
Specialty Retail	1.5	330,783
Airlines	1.5	318,956
Industrial Conglomerates	1.4	304,783
Exchange Traded Funds	1.2	258,965
Auto Components	1.2	254,906
Beverages	1.1	230,752
Road & Rail	1.0	222,029
Thrifts & Mortgage Finance	1.0	221,318
Food Products	1.0	218,736
Air Freight & Logistics	0.8	173,865
Diversified Consumer Services	0.7	162,967
Transportation Infrastructure	0.7	147,648
Building Products	0.6	126,781
Containers & Packaging	0.4	83,130
Independent Power And Renewable Electricity Producers	0.1	24,573
Other Assets in Excess of Liabilities	0.4	97,154

NET ASSETS	100.0%	$21,772,421

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments

October 31, 2018

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — 93.9%
Argentina — 1.1%
BBVA Banco Frances SA, ADR	20,041	$219,850
Central Puerto SA, SP ADR	2,565	24,573

		244,423

Brazil — 4.2%
Even Construtora e Incorporadora SA*	286,700	367,475
Iochpe Maxion SA	43,151	223,785
Kroton Educacional SA	53,200	162,967
Petrobras Distribuidora SA	24,501	157,415

		911,642

China — 28.0%
Alibaba Group Holding, Ltd., SP ADR*	4,007	570,116
Baidu, Inc., SP ADR*	811	154,139
Beijing Capital International Airport Co., Ltd., Class H	136,000	147,648
China Communications Services Corp., Ltd., Class H	396,000	320,907
China Construction Bank Corp., Class H	798,000	633,251
China Lesso Group Holdings, Ltd.	240,000	126,781
China Mobile, Ltd.	52,669	493,397
China Overseas Land & Investment, Ltd.	118,000	370,973
CNOOC, Ltd.	300,000	510,894
Dongfeng Motor Group Co., Ltd., Class H	342,000	337,934
Haier Electronics Group Co., Ltd.*	87,000	182,698

	Number of Shares	Value

COMMON STOCKS — (Continued)
China — (Continued)
Haitian International Holdings, Ltd.	66,001	$129,622
Industrial & Commercial Bank of China, Ltd., Class H	393,000	266,640
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	18,100	230,752
Lonking Holdings, Ltd.	492,000	110,929
NetEase, Inc., ADR	988	205,356
Picc Property & Casualty Co., Ltd., Class H	255,000	247,870
Sinotrans, Ltd., Class H	497,000	173,865
Tencent Holdings, Ltd.	22,600	774,259
YY, Inc., ADR*	1,827	116,745

		6,104,776

Czech Republic — 1.9%
Komercni Banka AS	10,602	402,331

Greece — 0.8%
JUMBO SA	11,907	173,368

India — 5.2%
HCL Technologies, Ltd.	25,185	360,046
ICICI Bank, Ltd., SP ADR	28,711	272,467
Indiabulls Housing Finance, Ltd.	19,622	221,318
Reliance Industries, Ltd., SP GDR(a)	9,872	281,789

		1,135,620

Indonesia — 1.3%
Bank Rakyat Indonesia Persero Tbk PT	1,398,684	290,294

Malaysia — 1.9%
Genting Bhd	129,196	226,731

The accompanying notes are an integral part of the financial statements.

13

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Continued)

October 31, 2018

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — (Continued)
Malaysia — (Continued)
Malayan Banking Bhd	82,607	$187,496

		414,227

Mexico — 3.3%
Grupo Financiero Banorte SAB de CV, Class O	56,400	310,942
Ternium SA, SP ADR	12,663	403,190

		714,132

Poland — 1.0%
Bank Handlowy w Warszawie SA	12,274	223,861

Russia — 4.9%
Globaltrans Investment PLC, SP GDR	22,656	222,029
Novolipetsk Steel PJSC, GDR	3,680	88,611
Ros Agro PLC, GDR	21,700	218,736
Sberbank of Russia PJSC, SP ADR	14,686	172,802
Tatneft PJSC, SP ADR	5,114	358,957

		1,061,135

South Africa — 10.5%
Absa Group Ltd.	24,242	244,948
Nampak, Ltd.*	82,396	83,130
Naspers, Ltd., N Shares	4,076	714,934
Nedbank Group, Ltd.	15,265	258,055
Old Mutual Ltd.	125,192	192,473
Sasol, Ltd.	11,563	377,878
Telkom SA SOC, Ltd.	56,330	204,854
Tsogo Sun Holdings, Ltd.	145,535	199,275

		2,275,547

	Number of Shares	Value

COMMON STOCKS — (Continued)
South Korea — 15.4%
Hyundai Mipo Dockyard Co., Ltd.*	1,993	$165,301
Hyundai Mobis Co., Ltd.	1,526	254,906
Hyundai Motor Co.	965	90,385
Jeju Air Co., Ltd.	11,780	318,956
LG Chem, Ltd.	539	164,705
Samsung Electronics Co., Ltd.	34,740	1,300,519
Samsung Life Insurance Co., Ltd.	2,911	235,516
Shinhan Financial Group Co., Ltd.	12,147	452,425
SK Innovation Co., Ltd.	2,017	378,530

		3,361,243

Taiwan — 10.3%
Chicony Electronics Co., Ltd.	53,107	106,442
CTBC Financial Holding Co., Ltd.	585,918	392,349
Hon Hai Precision Industry Co., Ltd.	134,164	341,521
Novatek Microelectronics Corp.	80,692	356,976
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	27,424	1,044,854

		2,242,142

Thailand — 1.7%
Bangkok Bank PCL, NVDR	19,301	120,635
Kasikornbank PCL, NVDR	40,471	243,622

		364,257

The accompanying notes are an integral part of the financial statements.

14

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Concluded)

October 31, 2018

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — (Continued)
Turkey — 2.4%
Enka Insaat Ve Sanayi AS	152,531	$127,468
KOC Holding As	63,474	177,315
Turkcell Iletisim Hizmetleri AS	101,570	206,689

		511,472

TOTAL COMMON STOCKS (Cost $18,511,962)		20,430,470

PREFERRED STOCKS — 4.5%
Brazil — 4.5%
Itau Unibanco Holding SA	36,509	482,078
Petroleo Brasileiro SA	67,900	503,754

		985,832

TOTAL PREFERRED STOCKS (Cost $593,020)		985,832

EXCHANGE TRADED FUNDS — 1.2%
iShares MSCI Emerging
Market Index Fund	6,613	258,965

TOTAL EXCHANGE TRADED FUNDS (Cost $272,848)		258,965

Value

TOTAL INVESTMENTS - 99.6% (Cost $19,377,830)	$21,675,267
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%	97,154

NET ASSETS - 100.0%	$21,772,421

*	Non-income producing.
(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security was purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2018, this security amounted to $281,789 or 1.3% of net assets. This security has been determined by the Adviser to be a liquid security.

ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-voting Depository Receipt
PCL	Public Company Limited
PJSC	Public Joint Stock Company
PLC	Public Limited Company
SP ADR	Sponsored American Depository Receipt
SP GDR	Sponsored Global Depository Receipt

The accompanying notes are an integral part of the financial statements.

15

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio Holdings Summary Table

October 31, 2018

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
SECURITY TYPE:
Foreign Government Bonds and Notes	68.1%	$4,638,958
Corporate Bonds and Notes	18.8	1,278,975
U.S. Treasury Obligations	5.4	372,329
Common Stocks	0.0	1,330
Other Assets in Excess of Liabilities	7.7	522,688

NET ASSETS	100.0%	$6,814,280

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

16

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments

October 31, 2018

(Unaudited)

	Par* Value		Value

CORPORATE BONDS AND NOTES — 18.8%
Austria — 0.0%
OGX Austria GmbH 8.38%, 04/01/2022(a)(b)		$200,000	$2

China — 4.4%
China Evergrande Group 8.75%, 06/28/2025		250,000	195,938
Sinochem Overseas Capital Co. Ltd. 4.50%, 11/12/2020		100,000	101,144

			297,082

Israel — 3.2%
Israel Electric Corp., Ltd. 6.88%, 06/21/2023(c)		200,000	218,488

Netherlands — 4.5%
Petrobras Global Finance BV 4.38%, 05/20/2023		100,000	96,450
Petrobras Global Finance BV 7.38%, 01/17/2027		100,000	103,635
Petrobras Global Finance BV 6.88%, 01/20/2040		100,000	94,875
Petrobras Global Finance BV 6.85%, 06/05/2115		10,000	8,862

			303,822

Russia — 4.8%
Gazprom OAO Via Gaz Capital SA 8.63%, 04/28/2034		150,000	183,330
Russian Railways Via RZD Capital PLC 7.90%, 10/19/2024	RUB	10,000,000	145,126

			328,456

	Par* Value		Value

CORPORATE BONDS AND NOTES — (Continued)
Venezuela — 1.9%
Petroleos de Venezuela SA 6.00%, 11/15/2026(b)(c) .		$300,000	$51,750
Petroleos de Venezuela SA 6.00%, 11/15/2026(b)		100,000	17,250
Petroleos de Venezuela SA 5.38%, 04/12/2027(b)		350,000	62,125

			131,125

TOTAL CORPORATE BONDS AND NOTES (Cost $1,711,033)			1,278,975

FOREIGN GOVERNMENT BONDS AND NOTES — 68.1%
Argentina — 4.9%
Argentine Republic Government International Bond 7.63%, 04/22/2046		190,000	148,675
Argentine Republic Government International Bond 6.88%, 01/26/2027		160,000	133,200
Argentine Republic Government International Bond 5.88%, 01/11/2028		70,000	53,900

			335,775

Brazil — 5.2%
Brazil Notas Do Tesouro Nacional Serie F 10.00%, 01/01/2021	BRL	1,000,000	278,034

The accompanying notes are an integral part of the financial statements.

17

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments (Continued)

October 31, 2018

(Unaudited)

	Par* Value		Value

FOREIGN GOVERNMENT BONDS AND NOTES — (Continued)
Brazil — (Continued)
Brazil Notas Do Tesouro Nacional Serie F 10.00%, 01/01/2027	BRL	290,000	$78,014

			356,048

Costa Rica — 2.6%
Costa Rica Government International Bond 4.25%, 01/26/2023		200,000	174,500

Croatia — 3.2%
Croatia Government International Bond 6.00%, 01/26/2024		200,000	215,423

Dominican Republic — 3.1%
Dominican Republic International Bond 7.45%, 04/30/2044		200,000	209,000

Ecuador — 2.5%
Ecuador Government International Bond 7.88%, 01/23/2028		200,000	167,140

Egypt — 1.2%
Egypt Government International Bond 6.88%, 04/30/2040		100,000	83,652

Hungary — 1.0%
Hungary Government International Bond 7.63%, 03/29/2041		50,000	67,875

Jordan — 2.7%
Jordan Government International Bond 7.38%, 10/10/2047		200,000	181,032

	Par* Value		Value

FOREIGN GOVERNMENT BONDS AND NOTES — (Continued)
Lebanon — 1.6%
Lebanon Government International Bond 6.38%, 03/09/2020		$50,000	$48,095
Lebanon Government International Bond 6.00%, 01/27/2023		70,000	60,246

			108,341

Malaysia — 0.5%
Malaysia Government Bond 3.65%, 10/31/2019	MYR	150,000	35,921

Mexico — 6.4%
Mexican Bonos 10.00%, 12/05/2024	MXN	1,200,000	62,591
Mexican Bonos 10.00%, 11/20/2036	MXN	1,000,000	53,727
Petroleos Mexicanos 6.50%, 06/02/2041		125,000	107,038
Petroleos Mexicanos 5.50%, 06/27/2044		200,000	155,000
Petroleos Mexicanos 5.63%, 01/23/2046		50,000	38,740
Petroleos Mexicanos 6.75%, 09/21/2047		25,000	21,458

			438,554

Morocco — 2.9%
Morocco Government International Bond 4.25%, 12/11/2022(c)		200,000	198,928

Nigeria — 2.7%
Nigeria Government International Bond 6.50%, 11/28/2027(c)		200,000	183,508

The accompanying notes are an integral part of the financial statements.

18

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments (Continued)

October 31, 2018

(Unaudited)

	Par* Value		Value
FOREIGN GOVERNMENT BONDS AND NOTES — (Continued)
Oman — 2.7%
Oman Government International Bond 4.75%, 06/15/2026		$200,000	$184,000

Pakistan — 1.3%
Pakistan Government International Bond 7.88%, 03/31/2036		100,000	90,897

Poland — 2.7%
Republic of Poland Government Bond 1.50%, 04/25/2020	PLN	700,000	182,277

Romania — 0.8%
Romanian Government International Bond 6.13%, 01/22/2044		50,000	53,838

South Africa — 2.7%
Eskom Holdings SOC Ltd. 6.75%, 08/06/2023		200,000	187,000

Sri Lanka — 2.9%
Sri Lanka Government International Bond 6.00%, 01/14/2019(c)		200,000	197,983

Turkey — 6.8%
Export Credit Bank of Turkey 5.88%, 04/24/2019(c)		200,000	198,717
Turkey Government International Bond 7.38%, 02/05/2025		100,000	99,116

	Par* Value	Value
FOREIGN GOVERNMENT BONDS AND NOTES — (Continued)
Turkey — (Continued)
Turkey Government International Bond 5.13%, 02/17/2028	$200,000	$168,750

		466,583

Ukraine — 7.5%
Privatbank CJSC Via UK SPV Credit Finance PLC 10.25%, 01/23/2018(b)	160,000	36,800
Ukraine Government International Bond 0.00%, 05/31/2040(c)(d)	50,000	25,562
Ukreximbank Via Biz Finance PLC 9.75%, 01/22/2025(c)	250,000	248,754
Ukreximbank Via Biz Finance PLC, 6-M LIBOR + 7.00%, 9.52%, 02/09/2023(c)(d)	210,000	197,442

		508,558

Venezuela — 0.2%
Venezuela Government International Bond 7.00%, 12/01/2018(b)	50,000	12,125

TOTAL FOREIGN GOVERNMENT BONDS AND NOTES (Cost $5,132,462)		4,638,958

The accompanying notes are an integral part of the financial statements.

19

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments (Continued)

October 31, 2018

(Unaudited)

	Par* Value	Value

U.S. TREASURY OBLIGATIONS — 5.4%
United States Treasury Notes — 5.4%
2.25%, 08/15/2027	$200,000	$186,352
2.25%, 11/15/2027	200,000	185,977
TOTAL U.S. TREASURY OBLIGATIONS (Cost $395,702)		372,329

	Number of Shares

COMMON STOCKS — 0.0%
Brazil — 0.0%
Dommo Energia SA, SP ADR(a)	32	1,330

TOTAL COMMON STOCKS (Cost $ — )		1,330

TOTAL INVESTMENTS - 92.3% (Cost $7,239,197)		$6,291,592
OTHER ASSETS IN EXCESS OF LIABILITIES - 7.7%		522,688

NET ASSETS - 100.0%		$6,814,280

*	Par amount denominated in USD unless otherwise noted.
(a)	Security is deemed illiquid at October 31, 2018.
(b)	Investments with a total aggregate value of $180,052 or 2.64% of net assets were in default as of October 31, 2018.
(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2018 these securities amounted to $1,521,132 or 22.32% of net assets. These securities have been determined by the Adviser to be liquid securities.

(d)

Variable rate investments. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate or spread in their description.

Forward foreign currency contracts outstanding as of October 31, 2018 were as follows:

Currency Purchased	Currency Sold		Expiration	Counterparty	Unrealized Appreciation
USD 73,090	EUR	62,409	12/10/18	SSB	$2,155

The accompanying notes are an integral part of the financial statements.

20

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments (Concluded)

October 31, 2018

(Unaudited)

BRL	Brazilian Real
CJSC	Closed Joint Stock Company
EUR	Euro
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLC	Public Limited Company
PLN	Polish Zloty
RUB	Russian Ruble
SP ADR	Sponsored American Depository Receipt
SSB	State Street Bank
USD	United States Dollar
6-M	Six Months

The accompanying notes are an integral part of the financial statements.

21

DUPONT CAPITAL FUNDS

Statements of Assets and Liabilities

October 31, 2018

(Unaudited)

	DuPont Capital Emerging Markets Fund	DuPont Capital Emerging Markets Debt Fund
Assets
Investments, at value (Cost $19,377,830 and $7,239,197, respectively)	$21,675,267	$6,291,592
Cash	46,003	367,515
Foreign Currency (Cost $20,818 and $49,428, respectively)	20,834	48,748
Unrealized appreciation on forward foreign currency contracts*	—	2,155
Receivable for investments sold	133,634	—
Dividends and interest receivable	41,291	102,546
Receivable from Investment Adviser	10,663	13,220
Prepaid expenses and other assets	35,233	30,482

Total assets	21,962,925	6,856,258

Liabilities
Payable for investments purchased	37,529	—
Payable for administration and accounting fees	39,469	19,611
Payable for printing fees	34,231	111
Payable for transfer agent fees	24,761	4,172
Payable for custodian fees	18,771	3,527
Payable for audit fees	16,308	11,476
Payable for trustee fees	10,591	6
Payable for legal fees	5,296	51
Accrued expenses	3,548	3,024

Total liabilities	190,504	41,978

Net Assets	$21,772,421	$6,814,280

Net Assets consisted of:
Capital stock, $0.01 par value	$27,140	$7,814
Paid-in capital	105,721,982	7,671,685
Total distributable loss	(83,976,701)	(865,219)

Net Assets	$21,772,421	$6,814,280

Class I:
Net asset value, offering and redemption price per share ($21,772,421 / 2,713,989 shares) and ($6,814,280 / 781,430 shares), respectively	$8.02	$8.72

*	Primary risk exposure is foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

22

DUPONT CAPITAL FUNDS

Statements of Operations

For the Six Months Ended October 31, 2018

(Unaudited)

	DuPont Capital Emerging Markets Fund	DuPont Capital Emerging Markets Debt Fund
Investment income
Dividends	$610,527	$639
Interest	—	203,892
Less: foreign taxes withheld	(62,180)	—

Total investment income	548,347	204,531

Expenses
Advisory fees (Note 2)	128,219	20,067
Administration and accounting fees (Note 2)	47,750	33,140
Custodian fees (Note 2)	25,039	9,108
Legal fees	20,966	4,024
Transfer agent fees (Note 2)	20,685	14,672
Trustees’ and officers’ fees (Note 2)	20,172	8,570
Registration and filing fees	19,939	15,664
Audit fees	18,937	14,524
Printing and shareholder reporting fees	15,441	1,799
Other expenses	6,590	2,405

Total expenses before waivers and reimbursements	323,738	123,973

Less: waivers and reimbursements (Note 2)	(168,654)	(94,207)

Net expenses after waivers and reimbursements	155,084	29,766

Net investment income	393,263	174,765

Net realized and unrealized gain/(loss) from investments
Net realized gain from investments	528,329	5,901
Net realized loss from foreign currency transactions	(9,201)	(3,222)
Net realized gain from forward currency contracts*	—	6,155
Net change in unrealized appreciation/(depreciation) on investments	(5,175,774)	(489,062)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	409	84
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts*	—	(145)

Net realized and unrealized loss on investments	(4,656,237)	(480,289)

Net decrease in net assets resulting from operations	$(4,262,974)	$(305,524)

*	Primary risk exposure is foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

23

DUPONT CAPITAL EMERGING MARKETS FUND

Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2018 (Unaudited)	For the Year Ended April 30, 2018
Increase/(decrease) in net assets from operations:
Net investment income	$393,263	$496,367
Net realized gain from investments and foreign currency transactions	519,128	3,526,568
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(5,175,365)	2,520,039

Net increase/(decrease) in net assets resulting from operations	(4,262,974)	6,542,974

Less dividends and distributions to shareholders from:
Net investment income:
Class I	—	(517,157)

Net decrease in net assets from dividends and distributions to shareholders	—	(517,157)

Decrease in net assets derived from capital share transactions (Note 4)	(2,968,604)	(7,837,897)

Total decrease in net assets	(7,231,578)	(1,812,080)

Net assets
Beginning of period	29,003,999	30,816,079

End of period*	$21,772,421	$29,003,999

*

Net assets - end of period includes accumulated net investment income of $320 for the year ended April 30, 2018. Effective November 5, 2018, the SEC has eliminated the requirement to disclose accumulated net investment income.

The accompanying notes are an integral part of the financial statements.

24

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2018 (Unaudited)	For the Year Ended April 30, 2018
Increase/(decrease) in net assets from operations:
Net investment income	$174,765	$353,198
Net realized gain from investments, forward foreign currency contracts and foreign currency transactions	8,834	29,685
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and foreign currency translations	(489,123)	(297,808)

Net increase/(decrease) in net assets resulting from operations	(305,524)	85,075

Less dividends and distributions to shareholders from:
Distributions:
Class I	(145,399)	—
Net investment income:
Class I	—	(383,959)

Net decrease in net assets from dividends and distributions to shareholders	(145,399)	(383,959)

Increase in net assets derived from capital share transactions (Note 4)	693,472	725,411

Total increase in net assets	242,549	426,527

Net Assets
Beginning of period	6,571,731	6,145,204

End of period*	$6,814,280	$6,571,731

*

Net assets - end of period includes accumulated net investment income of $55,342 for the year ended April 30, 2018. Effective November 5, 2018, the SEC has eliminated the requirement to disclose accumulated net investment income.

The accompanying notes are an integral part of the financial statements.

25

DUPONT CAPITAL EMERGING MARKETS FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I

	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$9.55		$7.97	$6.64	$8.28	$8.79	$9.23

Net investment income(1)	0.14		0.14	0.11	0.13	0.17	0.11
Net realized and unrealized gain/(loss) on investments	(1.67)		1.59	1.32	(1.73)	(0.53)	(0.44)

Net increase/(decrease) in net assets resulting from operations	(1.53)		1.73	1.43	(1.60)	(0.36)	(0.33)

Dividends and distributions to shareholders from:
Net investment income	—		(0.15)	(0.10)	(0.04)	(0.15)	(0.11)

Net asset value, end of period	$8.02		$9.55	$7.97	$6.64	$8.28	$8.79

Total investment return(2)	(16.02)%		21.82%	21.77%	(19.23)%	(3.97)%	(3.61)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,772		$29,004	$30,816	$54,137	$166,994	$492,607
Ratio of expenses to average net assets	1.27	%(3)	1.27%	1.39%	1.60%	1.35%	1.31%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.65	%(3)	2.17%	2.06%	1.63%	1.35%	1.31%
Ratio of net investment income to average net assets	3.22	%(3)	1.52%	1.51%	1.81%	1.95%	1.20%
Portfolio turnover rate	18.0	%(5)	64.9%	28.3%	53.3%	86.4%	69.9%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

26

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Period Ended September 27, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$9.35		$9.79	$9.56	$9.77	$10.26	$10.00

Net investment income(1)	0.23		0.53	0.66	0.74	0.67	0.40
Net realized and unrealized gain/(loss) on investments	(0.65)		(0.38)	0.11	0.21	(0.43)	0.26

Net increase in net assets resulting from operations	(0.42)		0.15	0.77	0.95	0.24	0.66

Dividends and distributions to shareholders from:
Net investment income	(0.21)		(0.59)	(0.52)	(0.98)	(0.44)	(0.40)
Net realized capital gains	—		—	(0.02)	(0.18)	(0.29)	—

Total dividends and distributions to shareholders	(0.21)		(0.59)	(0.54)	(1.16)	(0.73)	(0.40)

Net asset value, end of period	$8.72		$9.35	$9.79	$9.56	$9.77	$10.26

Total investment return(2)	(4.74)%		1.46%	8.45%	10.82%	2.41%	6.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,814		$6,572	$6,145	$5,810	$7,427	$7,404
Ratio of expenses to average net assets	0.89	%(3)	0.89%	0.89%	0.89%	0.89%	0.89	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	3.71	%(3)	3.46%	3.70%	3.34%	2.25%	4.42	%(3)
Ratio of net investment income to average net assets	5.22	%(3)	5.45%	6.84%	7.93%	6.70%	6.83	%(3)
Portfolio turnover rate	2.7	%(5)	16.9%	17.9%	24.6%	23.7%	21.6	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

27

DUPONT CAPITAL FUNDS

Notes to Financial Statements

October 31, 2018

(Unaudited)

1. Organization and Significant Accounting Policies

The DuPont Capital Emerging Markets Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The DuPont Capital Emerging Markets Debt Fund is a non-diversified, open-end management investment company registered under the 1940 Act (the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund are each a “Fund”, and together, the “Funds”). The DuPont Capital Emerging Markets Fund commenced operations on December 6, 2010 and the DuPont Capital Emerging Markets Debt Fund commenced operations on September 27, 2013. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds are each authorized to issue and offer Class I Shares.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service approved by the FundVantage Board of Trustees. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amounts approximates market value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Any assets held by the Funds that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds determine the daily NAV per share. Foreign securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds. Foreign securities are valued

28

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Forward exchange contracts are valued at the forward rate. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in accordance with the procedures adopted by the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of each Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The fair value of each Fund’s bonds is generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, each Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts,

29

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used, as of October 31, 2018, in valuing each Fund’s investments carried at fair value:

	DuPont Capital Emerging Markets Fund
	Total Value at 10/31/18	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Argentina	$244,423	$244,423	$—	$—
Brazil	911,642	911,642	—	—
China	6,104,776	1,046,356	5,058,420	—
Czech Republic	402,331	—	402,331	—
Greece	173,368	—	173,368	—
India	1,135,620	272,467	863,153	—
Indonesia	290,294	—	290,294	—
Malaysia	414,227	—	414,227	—
Mexico	714,132	714,132	—	—
Poland	223,861	—	223,861	—
Russia	1,061,135	440,765	620,370	—
South Africa	2,275,547	404,129	1,871,418	—
South Korea	3,361,243	—	3,361,243	—
Taiwan	2,242,142	1,044,854	1,197,288	—
Thailand	364,257	—	364,257	—
Turkey	511,472	—	511,472	—
Preferred Stocks	985,832	985,832	—	—
Exchange Traded Funds	258,965	258,965	—	—

Total Investments	$21,675,267	$6,323,565	$15,351,702	$—

30

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

	DuPont Capital Emerging Markets Debt Fund

			Level 2
			Other	Level 3
		Level 1	Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
Assets	10/31/18	Prices	Inputs	Inputs
Corporate Bonds and Notes	$1,278,975	$—	$1,278,975	$—
Foreign Government Bonds and Notes	4,638,958	—	4,638,958	—
U.S. Treasury Obligations	372,329	—	372,329	—
Common Stocks	1,330	—	1,330	—
Derivatives:
Foreign Currency Contracts Forward Foreign Currency Contracts	2,155	—	2,155	—

Total Assets	$6,293,747	$—	$6,293,747	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market value, the fair value of each Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values each Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when each Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when each Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the six months ended October 31, 2018, there were no transfers between Levels.

31

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

Each Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually to shareholders of the DuPont Capital Emerging Markets Fund and dividends from net investment income are declared daily and paid monthly to shareholders of the DuPont Capital Emerging Markets Debt Fund. Distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date for both Funds. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences may include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

32

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, each Fund may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against each Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Forward Foreign Currency Contracts — A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. The Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract.

For the six months ended October 31, 2018, the DuPont Capital Emerging Markets Debt Fund’s average monthly volume of forward foreign currency contracts was as follows:

Forward Foreign	Forward Foreign
Currency	Currency
Contracts - Payable	Contracts - Receivable
(Value At Trade Date)	(Value At Trade Date)
$(24,523)	$24,523

Sovereign Debt Risk — The DuPont Capital Emerging Markets Debt Fund invests predominantly in sovereign debt securities issued or guaranteed by governments of emerging market countries, their agencies or instrumentalities, or other government-related entities. Investments in sovereign debt are subject to risks including, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected.

Currency Risk — Each Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which each Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect each

33

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for each Fund is determined on the basis of U.S. dollars, each Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of each Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of each Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Emerging Markets Risk — Each Fund invests in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

Debt Investment Risk — Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

34

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

Recent Accounting Pronouncement — Effective November 5, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statements of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. Management has evaluated the implications of adopting these amendments and there is no significant impact on the financial statements and accompanying notes.

2. Transactions with Related Parties and Other Service Providers

DuPont Capital Management Corporation (“DuPont Capital” or the “Adviser”) serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 1.05% of the DuPont Capital Emerging Markets Fund’s average daily net assets; and 0.60% of the DuPont Capital Emerging Markets Debt Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Funds’ total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, “Acquired Fund Fees and Expenses,” interest, extraordinary items, and brokerage commissions, do not exceed 1.27% and 0.89%, respectively, (on an annual basis) of the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund’s average daily net assets (the “Expense Limitation”), respectively. The Expense Limitations will remain in place until August 31, 2019, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for each Fund. The Adviser is permitted to seek reimbursement from the Funds, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless each Funds’ expenses are below the Expense Limitation amount.

For the six months ended October 31, 2018, the Adviser earned advisory fees of $128,219 and $20,067 for the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund, respectively. For the six months ended October 31, 2018, the Adviser waived and reimbursed fees and expenses of $168,654 and $94,207 for the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund, respectively.

35

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

As of October 31, 2018, the amount of potential recoupment by the Adviser was as follows:

	Expiration	Expiration	Expiration	Expiration
	04/30/2019	04/30/2020	04/30/2021	10/31/2021	Total
DuPont Capital Emerging Markets Fund	$30,175	$263,954	$295,495	$168,654	$758,278
DuPont Capital Emerging Markets Debt Fund	157,238	167,169	166,742	94,207	585,356

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees of the Trust receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. The remuneration paid to the Trustees by the Funds during the six months ended October 31, 2018 was $4,610 for the DuPont Capital Emerging Markets Fund and $1,182 for the DuPont Capital Emerging Markets Debt Fund. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Duff & Phelps, LLC (“D&P”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and D&P are compensated for their services provided to the Trust.

36

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

3. Investment in Securities

For the six months ended October 31, 2018, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Funds were as follows:

	Purchases	Sales
DuPont Capital Emerging Markets Fund Investment Securities	$4,352,029	$6,777,136
DuPont Capital Emerging Markets Debt Fund Investment Securities	$1,005,644	$167,821

4. Capital Share Transactions

For the six months ended October 31, 2018 and the year ended April 30, 2018, transactions in capital shares (authorized shares unlimited) were as follows:

	DuPont Capital Emerging Markets Fund

	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018

	Shares	Amount	Shares	Amount
Class I
Sales	42	$ 373	147,489	$ 1,403,791
Reinvestments	—	—	57,718	517,157
Redemptions	(322,177)	(2,968,977)	(1,035,378)	(9,758,845)

Net decrease	(322,135)	$(2,968,604)	(830,171)	$(7,837,897)

	DuPont Capital Emerging Markets Debt Fund

	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018

	Shares	Amount	Shares	Amount
Class I
Sales	62,300	$548,073	34,630	$341,452
Reinvestments	16,598	145,399	40,104	383,959

Net increase	78,898	$693,472	74,734	$725,411

37

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

For the year ended April 30, 2018, the tax character of distributions paid by the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund were $517,157 and $383,959 of ordinary income dividends, respectively. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
DuPont Capital Emerging Markets Fund	$(85,551,463)	$18,139	$—	$5,819,597	$—
DuPont Capital Emerging Markets Debt Fund	$(12,056)	$98,064	$—	$ (500,304)	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

At October 31, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost*	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
DuPont Capital Emerging Markets Fund	$19,377,830	$4,098,466	$(1,801,029)	$2,297,437
DuPont Capital Emerging Markets Debt Fund	7,239,197	147,133	(1,094,738)	(947,605)

*

Because tax adjustments are calculated annually at the end of the Funds’ fiscal year, the above table does not reflect tax adjustments for the current fiscal year. For the previous year’s federal income tax information, please refer to the Notes to Financial Statements section in the Funds’ most recent annual report.

38

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Concluded)

October 31, 2018

(Unaudited)

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain net capital losses between November 1 and October 31 and late year ordinary losses ((i) ordinary losses between January 1 and October 31 and (ii) specified ordinary and currency losses between November 1 and October 31) as occurring on the first day of the following tax year. For the year ended April 30, 2018, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2018. For the year ended April 30, 2018, the Funds had no capital loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2018, the DuPont Capital Emerging Markets Fund had capital loss carryforwards of $85,551,463, of which $61,226,591 are long-term losses and $24,324,872 are short-term losses and have an unlimited period of capital loss carryforward. As of April 30, 2018, the DuPont Capital Emerging Markets Debt Fund had capital loss carryforwards of $12,056, all of which are long-term losses and have an unlimited period of capital loss carryforward. On November 27, 2015, the DuPont Capital Emerging Markets Fund experienced a more than 50% change of ownership as defined by Internal Revenue Code Section 382(g) giving rise to an annual capital loss carryforward limitation on the use of pre-ownership change capital losses. At the time of the change the DuPont Capital Emerging Markets Fund had $83,500,000 of capital loss carryforwards impacted by the ownership change and the use of those losses against capital gains will be limited to $1,618,329 per tax year. The permitted annual capital loss, if not applied to capital gains in the tax year, will accumulate and be available in the next year for use.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

39

DUPONT CAPITAL FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-0014 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Funds’ complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the Commission 60 days after the end of the Funds’ fiscal quarter.

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on June 25-26, 2018 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the investment advisory agreement between DuPont Capital Management Corporation (“DuPont” or the “Adviser”) and the Trust (the “Agreement”) on behalf of DuPont Capital Emerging Markets Fund (the “EM Fund”) and DuPont Capital Emerging Markets Debt Fund (the “EM Debt Fund,” and together with the EM Fund, the “Funds”). At the Meeting, the Board considered the continuation of the Agreement with respect to each Fund for an additional one year period.

In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act regarding: (i) services performed for the Funds, (ii) the size and qualifications of its portfolio management staff, (iii) any potential or actual material conflicts of interest that may arise in connection with a portfolio manager’s management of the Funds, (iv) investment performance, (v) the capitalization and financial condition of DuPont, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Funds and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on DuPont’s ability to service the Funds, and (x) compliance with the Funds’ investment objectives, policies and procedures, federal securities laws and other regulatory requirements.

40

DUPONT CAPITAL FUNDS

Other Information

(Unaudited)

The Trustees noted the reports provided at Board meetings throughout the year covering matters including: the relative performance of the Funds; compliance with the investment objectives, policies, strategies and limitations for the Funds; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board.

Investment Performance. EM Fund. The Trustees considered the investment performance for the EM Fund. The Trustees reviewed the historical performance charts for the one year, three year, five year and since inception periods ended April 30, 2018 for (i) the EM Fund; (ii) the MSCI Emerging Markets Index; and (iii) a comparable separately managed account composite (gross of fees). Additionally, the Trustees reviewed the historical performance charts for the year-to-date, one year, two year, three year, five year and since inception periods ended March 31, 2018 for the EM Fund and the Lipper Emerging Markets Funds Index, the EM Fund’s applicable Lipper peer index.

The Trustees noted that the EM Fund outperformed the MSCI Emerging Markets Index for the one year and three year periods ended April 30, 2018. The Trustees also noted that the EM Fund underperformed the MSCI Emerging Markets Index for the five year and since inception periods ended April 30, 2018 and underperformed the separately managed account composite for the one year, three year, five year and since inception periods ended April 30, 2018. The Trustees further noted that the EM Fund underperformed the Lipper Emerging Markets Fund Index for the three-year, five year and since inception periods ended March 31, 2018 and outperformed the Lipper Emerging Markets Fund Index for the one year, two year and year-to-date periods ended March 31, 2018. The Trustees concluded that, although the EM Fund had underperformed the MSCI Emerging Markets Index, a comparable separately managed account composite (gross of fees) and the Lipper Emerging Markets Funds Index during certain periods, the performance of the EM Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

EM Debt Fund. The Trustees also considered the investment performance for the EM Debt Fund. The Trustees reviewed the historical performance charts for the one year, three year and since inception periods ended April 30, 2018 for (i) the EM Debt Fund; (ii) the JPM EMBI Global Diversified Index; and (iii) a comparable separately managed account composite (gross of fees). Additionally, the Trustees reviewed the historical performance charts for the year-to-date, one year, two year, three year and since inception periods ended March 31, 2018 for the EM Debt Fund and the Lipper Emerging Markets Hard Currency Debt Funds Index, the EM Debt Fund’s applicable Lipper index.

The Trustees noted that the EM Debt Fund outperformed the JPM EMBI Global Diversified Index for the one year, three year and since inception periods ended April 30, 2018. The Trustees also noted that the EM Debt Fund underperformed the comparable separately managed account composite for the one year, three year, and since inception periods ended April 30, 2018. Additionally, the Trustees noted that the EM Debt Fund outperformed the Lipper Emerging Markets Hard Currency Debt Funds Index

41

DUPONT CAPITAL FUNDS

Other Information

(Unaudited)

for the three year and since inception periods ended March 31, 2018 and underperformed the Lipper Emerging Markets Hard Currency Debt Funds Index for the one year, two year and year to date periods ended March 31, 2018. The Trustees concluded that the performance of the EM Debt Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

Fees. The Trustees noted that the representatives of DuPont had provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Funds and any other ancillary benefit resulting from DuPont’s relationship with the Funds. The Trustees considered the fees that DuPont charges to its separately managed accounts, and evaluated the explanations provided by DuPont as to differences in fees charged to the Funds and separately managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Funds versus other similarly managed funds.

The Trustees noted that as of March 31, 2018 the EM Fund’s gross advisory fee was higher than, but substantially in line with, the median gross advisory fee of the funds in the Lipper Emerging Markets category and that the EM Fund’s net total expense ratio was higher than the median net total expense ratio of the Lipper Emerging Markets category. The Trustees concluded that the advisory fees and services provided by DuPont are consistent with those of other advisers and sub-advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the EM Fund based on the information provided at the Meeting.

The Trustees noted that as of March 31, 2018 the EM Debt Fund’s gross advisory fee was lower than the median gross advisory fee of the Lipper Emerging Markets Hard Currency Debt Funds category and that the Fund’s net total expense ratio was lower than the median net total expense ratio of the Lipper Emerging Markets Hard Currency Debt Funds category. The Trustees concluded that the advisory fees and services provided by DuPont are consistent with those of other advisers and sub-advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the EM Debt Fund based on the information provided at the Meeting.

Knowledge, experience, and qualifications. The Board then considered the level and depth of knowledge of DuPont, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by DuPont, the Board took into account its familiarity with DuPont’s senior management through Board meetings, discussions and reports during the preceding year.

Board also took into account DuPont’s compliance policies and procedures and reports regarding DuPont’s compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Funds’ investments on the one hand, and the investments of other accounts, on the other.

42

DUPONT CAPITAL FUNDS

Other Information

(Unaudited) (Concluded)

The Trustees reviewed the services provided to the Funds by DuPont and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Funds are likely to benefit from the continued receipt of those services. They also concluded that DuPont has sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated their ability to attract and retain qualified personnel.

Cost of Services. The Trustees then considered the costs of the services provided by DuPont, the compensation and benefits received by DuPont in providing services to the Funds, as well as DuPont’s profitability. The Trustees were provided with the most recent Item 6 of Form10-K of DuPont’s parent company for its most recent fiscal year ended December 31, 2017. The Trustees noted that DuPont’s level of profitability is an important factor to consider, and the Trustees should be satisfied that DuPont’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Funds specifically. The Trustees concluded that DuPont’s advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected growth of the Funds.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Funds grow, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Funds for the benefit of fund shareholders, and that although the advisory fee did not currently include breakpoint reductions relative to asset levels, that the advisory fees were subject to fee waivers.

In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by DuPont. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Funds and their shareholders.

43

Investment Adviser DuPont Capital Management Corporation One Righter Parkway Suite 3200 Wilmington, DE 19803	DUPONT CAPITAL EMERGING MARKETS FUND
Administrator The Bank of New York Mellon 301 Bellevue Parkway Wilmington, DE 19809	DUPONT CAPITAL EMERGING MARKETS DEBT FUND
Transfer Agent BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581
Principal Underwriter Foreside Funds Distributors LLC 400 Berwyn Park 899 Cassatt Road Berwyn, PA 19312	of FundVantage Trust Class I
Custodian The Bank of New York Mellon 240 Greenwich Street New York, NY 10286	SEMI-ANNUAL REPORT
Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Two Commerce Square, Suite 1800 2001 Market Street Philadelphia, PA 19103-7042	October 31, 2018 (Unaudited)

Legal Counsel Pepper Hamilton LLP 3000 Two Logan Square 18th and Arch Streets Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund.

DUP-1018

EIC VALUE FUND

Semi-Annual Investment Adviser’s Report

October 31, 2018

(Unaudited)

Dear Fellow Shareholder,

Thank you for reviewing our semi-annual report. In it, we discuss our perspective on the market, the EIC Value Fund’s (the “Fund”) performance, and some of the recent purchase and sale activity in the Fund. A listing of the Fund’s investments and other financial information follow our comments.

Perspective on the Market

The third quarter of 2018 marked the ten-year anniversary of several of the watershed events of the financial crisis. We expected that for a long time following 2008 prudence would govern investors’ affairs in the form of more careful attention to valuations, earnings quality and balance sheets. While that appeared to be the case for a few years after the crisis, today it looks to us that many of the lessons learned and pain felt back then have now been cast aside in search of returns. As we have detailed over the last few years, risks are building that may represent significant impediments to investors achieving their return goals. None of these risks are as significant as the last two periods of instability, namely the aforementioned financial crisis and the tech bubble of the late ‘90s. Rather, today we have elements of both of the last two crises, albeit in lesser degrees. The signs seem to be popping up with increasing frequency, but for now, we believe that many investors are simply not paying attention.

Debt and Leverage: While household and financial sector balance sheets have improved since the financial crisis, non-financial corporate balance sheets have deteriorated significantly, aided by low borrowing costs and willing lenders. According to recent research, a full 54% of the investment grade corporate bond market by par value now carries a BBB rating, the lowest category of investment grade. More worrying, 45% of the investment grade corporate bond market has a leverage profile consistent with a sub-investment grade, or “junk” rating.1 In our opinion, this indicates a lack of vigilance by the ratings agencies, which is surprising given their culpability in the financial crisis. In the actual sub-investment grade world, total debt outstanding has doubled since 2007, and on average, bonds and loans today may be viewed as having less covenant protection than before the financial crisis.2

Valuations: Stock valuations on current and forward earnings are elevated by historical standards, more so than on the eve of the financial crisis, though not as richly priced as in the late 1990s. Unlike the late ‘90s, however, there are not large segments of the market trading cheaply. In fact, judging by the valuation of the median U.S. stock,

[1]

Source: Morgan Stanley Research, Moody’s, FTSE Fixed Income LLC, S&P LCD. Quoted in Tracy Alloway, Executive Editor at Bloomberg, Twitter post, 9 September 2018, 5:24 p.m., https://twitter.com/@tracyalloway.

Credit-quality ratings represent Moody’s (or Standard and Poor’s) opinion as to the quality of the securities they rate. The ratings range from Aaa (Moody’s) or AAA (S&P) (extremely strong capacity to meet its financial commitments) to C (Moody’s) (or D (S&P) (in default). Ratings are relative and subjective and are not absolute standards of quality. “Junk” rated refers to those securities with non-investment grade ratings ranging from Ba (Moody’s) or B (S&P) (speculative) to C (Moody’s) or D (S&P).

[2]	Source: S&P Global Market Intelligence. Quoted in Howard Marks, CFA, Co-Chairman, Oaktree Capital, “The Seven Worst Words in the World”, Memo to Oaktree Clients, 26 September 2018.

1

EIC VALUE FUND

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2018

(Unaudited)

the market was almost 50% more expensive in September than in 2000.3 (One relative bright spot has remained: in the value universe, stocks are cheaper relative to growth stocks than they have been in over a decade.) Adding to overall valuation concerns, margins underpinning earnings are also elevated relative to history, potentially compounding the risk of overpaying for stocks today. Moreover, roughly 80% of IPOs in 2018 have been for money losing companies, the highest percentage on record.4 Despite these elevated valuations, or counterintuitively perhaps because of them, M&A activity by dollar value may be on pace to eclipse the previous record set in 2007.5 And in private equity, deal multiples have been at higher levels than 10 years ago and increasingly feature pro-forma EBITDA adjustments.6

With 10 years of hindsight, a picture emerges as to how we likely arrived here. By lowering both short-and long-term interest rates to lessen the impact of the financial crisis, necessary government action eventually had its intended effect. As time wore on and rates stayed low, fear was replaced, first with prudent risk taking and then, of course, with excess. Interestingly, in the face of this excess, it seems many investors remained cautious, remembering their losses from the financial crisis. Though the memory lingered, they were simply forced into taking more risk. Earning zero to 2% in government bonds for 10 years – less than inflation – simply wasn’t viewed as a practical option. However, interest rates are now on the rise, providing investors the opportunity to earn modest returns while potentially taking less risk.

Today, unemployment is low, the economy is growing, and unless we face unexpected material declines in the remainder of the year, 2018 could feature strong earnings growth, largely on the back of corporate tax cuts. But we contend that much of this positive environment is already reflected in stock prices. We believe that valuation, as much as any other factor, determines future investment returns. And, in our opinion, current valuations may suggest modest returns.

Where does the market and economy go from here? We have no special insight. Our ability to forecast the future is poor, and it doesn’t factor much into our work. That is, we don’t attempt to predict the direction of capital markets, nor macroeconomic factors like interest rates, GDP, inflation, currency relationships, employment levels, etc. We don’t believe predictions like these can be made with low enough error rates to justify basing investment decisions on them. Instead, we build the portfolio from the bottom up, always looking to:

[3]

Source: James Paulson, Ph.D., Chief Investment Strategist, Leuthold Group. Quoted in Adam Shell, “Risky Market? By one measure, U.S. stocks 50% pricier than at 2000 top”, USA Today, 21 September 2018, https://amp.usatoday.com/ amp/1345108002

[4]

Source: Jay R. Ritter, Ph.D., Joseph B. Cordell Eminent Scholar Chair, University of Florida, Warrington College of Business. Quoted in Corrie Driebusch and Maureen Farrell, “No Profit, No Problem in Hot IPO Market”, Wall Street Journal, 02 October 2018.

[5]	Source: Dealogic Research. Quoted in Dana Mattioli and Dana Cimilluca, “Hot M&A Market Is on Pace for Record”, Wall Street Journal, 02 July 2018.

[6]	Source: Daniel DiDomenico III, Senior Managing Director, Murray Devine, Private Equity Valuations Report, 2018.

2

EIC VALUE FUND

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2018

(Unaudited)

•	Lean away from the worst risks, be they margin, leverage, earnings quality or other;

•	Diversify so that the Fund isn’t overly exposed to any one particular outcome; and

•	Use reasonable assumptions to value holdings and sell when prices surpass full value.

In short, unlike many investors, we are paying attention to risks and seek to act accordingly.

Fund Performance

Here’s the performance for the Fund’s Institutional Class shares (net of expenses) over the six months ended October 31, 2018:

	May -	October	September	August	July	June	May
	October	2018	2018	2018	2018	2018	2018
EIC Value Fund	1.04%	-4.16%	-0.92%	2.07%	2.88%	0.97%	0.35%
Russell 3000® Value Index	0.90%	-5.46%	0.00%	1.55%	3.79%	0.28%	0.99%
S&P 500® Index	3.40%	-6.84%	0.57%	3.26%	3.72%	0.62%	2.41%

Data Source: Morningstar DirectSM.

The results shown in the table are over short time periods; thus, we caution against drawing sweeping conclusions. Nevertheless, the Fund’s return pattern was generally consistent with its history of declining less in down markets (e.g., October) while not keeping up with the indices during periods of strong upward movements (e.g., July). This combination led to overall performance that was slightly ahead of the Russell 3000 Value Index over the full six-month period.

Performance attribution for the six-month period follows. Fund results are compared to the Russell 3000 Value Index.

The Fund’s outperformance relative to its benchmark was primarily attributable to our stock selection over the period.

We don’t target sector weightings, either in an absolute sense or relative to market indices; they are instead principally a residual of stock selection. Nevertheless, it is at times instructive to see how sector allocations affected returns. On balance, they were a positive contributor to Fund performance.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

Securities in the Fund do not match those in the indices and performance of the Fund will differ. Indices are unmanaged, do not incur management fees, cost and expenses, and cannot be invested in directly.

3

EIC VALUE FUND

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2018

(Unaudited)

Only five of the eleven sectors in the Russell 3000 Value Index posted positive returns for the six months ended October 31, 2018. Communication services and health care were the top performing sectors, gaining 13.8% and

11.4%, respectively. Consumer staples were next in line, rising 10.4%. Relative to the index, the Fund was underweight communication services and health care, but overweight consumer staples.

In contrast, materials and energy were the two worst performing sectors, declining 9.0% and 6.4%, respectively. Industrials and financials, both of which fell 3.9%, were also weak performers. Fortunately, the Fund had less exposure to these sectors than the index did.

Our stock selection in the financial sector contributed to performance. The Fund’s holdings decreased a combined 0.3%, versus a steeper 3.9% drop for the index’s financial stocks. Strong showings by US Bancorp, up 5.0%, American Express, up 4.8%, and Wells Fargo, up 4.0%, offset weak results from PNC Financial, down 10.5%, SunTrust, down 5.0%, and Travelers, down 3.8%.

Our stock selection in the information technology sector also helped. The Fund’s holdings in this sector posted a collective return of 13.9%, while the index’s technology stocks declined 0.8%. Qualcomm, up 25.7%, and Taiwan Semiconductor, up 17.6%, were the Fund’s standout performers in this sector.

Other notable Fund holdings included Procter & Gamble, up 24.8%, Kroger, up 19.3%, Verizon, up 18.3%, Target, up 17.1%, and Lowe’s Companies, up 16.6%.

On the other hand, our security selection in the health care sector adversely affected Fund performance. Fund holdings advanced a combined 2.5% but trailed the index’s health care stocks, which rose 11.4%. While Medtronic gained 13.3% and Johnson & Johnson increased 12.2%, the Fund’s three remaining health care stocks declined in value – McKesson fell 19.7%, AmerisourceBergen dropped 4.6%, and GlaxoSmithKline decreased 0.2%.

Several other Fund holdings also detracted from performance, including Mohawk Industries, down 28.9%, Schlumberger, down 24.0%, eBay, down 23.4%, Diamond Offshore Drilling, down 22.9%, and Honda, down 17.1%.

Portfolio Activity

2018 has seen an increase in volatility, a welcome change from last year, which was one of the least volatile on record. Moreover, earnings growth has outpaced stock price gains, resulting in modestly improved valuations overall. Consequently, we now have more opportunities to consider versus the past several years and portfolio turnover, particularly over the last few months, has increased. More specifically, we added to and trimmed from several existing Fund positions. We also sold Microsoft, Taiwan Semiconductor and Walmart from the Fund. All three companies are doing well, but their stock prices rose above our fair value estimates. Finally, we purchased new positions in Facebook, AmerisourceBergen, and Mohawk Industries. As a result of this activity, we modestly worked down the Fund’s cash balance.

We bought Facebook in August. Facebook serves 2.5 billion users worldwide each month through its Facebook, Instagram, WhatsApp, and Messenger platforms7. The company primarily generates revenue by auctioning off

[7]	Mark Elliot Zuckerberg, Facebook Inc., Q2 2018 Earnings Call, 25 July 2018.

4

EIC VALUE FUND

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2018

(Unaudited)

advertising slots on its various platforms. While recent growth rates have been exceptionally strong, the company has faced heightened scrutiny as a result of data leaks, privacy concerns and the spread of misinformation on its platforms. These issues are expected to increase costs and lead to a deceleration in revenue and earnings growth in the coming years. While the future is uncertain, we believe these challenges are manageable due to the size of the company’s platforms, its strong balance sheet and the continued shift to digital advertising. Net of cash, the stock trades at a modest premium to the market, implying investors expect a significant deceleration from recent growth rates.

We also initiated a position in AmerisourceBergen in August, and added to it during September. AmerisourceBergen is the second-largest distributor of pharmaceuticals in the US, behind McKesson, another Fund holding. The stock had underperformed the market due to concerns around the potential entry of Amazon into the business, the political and regulatory scrutiny of drug prices, as well as the legal consequences of the opioid epidemic. While these are all legitimate challenges, we view pharmacy distribution as having high barriers-to-entry, with three players controlling 90% of the market, and strong financial characteristics. Furthermore, we think AmerisourceBergen has the strongest balance sheet and best capital allocation track record of the “big-three”. At purchase, the stock traded at a near-historic low relative to the broad market, which we believe expresses an overly negative view of the long-term prospects for the business.

Finally, in mid-September, we purchased a position in Mohawk Industries, the largest global residential and commercial flooring manufacturer. It manufactures and distributes a diverse portfolio of flooring products including carpet, rugs, tile, laminate, wood, and luxury vinyl tile. Coming out of the financial crisis, Mohawk began to grow revenues through new product introductions and M&A activity and developed an industry leading cost and margin structure. This year, the company faced a perfect storm of higher than expected input, transportation, and labor costs, which led to a significant drop in its stock price. We think that Mohawk’s capable management team, significant insider ownership, industry leading cost structure, and solid balance sheet coupled with a compelling valuation make for an attractive long-term investment opportunity.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended October 31, 2018 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

London Stock Exchange Group PLC (“LSE Group”) is the source and owner of FTSE Russell index data. FTSE Russell is a trading name of certain of the LSE Group companies. “Russell®” is a trade mark of the relevant LSE

5

EIC VALUE FUND

Semi-Annual Investment Adviser’s Report (Concluded)

October 31, 2018

(Unaudited)

Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

6

EIC VALUE FUND

Semi-Annual Report

Performance Data

October 31, 2018

(Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2018
	Six Months†	1 Year	3 Years	5 Years	Since Inception*
Class A (with sales charge)	-4.62%	-1.64%	5.65%	5.49%	7.28%
Class A (without sales charge)	0.91%	4.11%	7.67%	6.69%	8.09%
Russell 3000® Value Index	0.90%	2.78%	9.02%	8.50%	10.21	%**
S&P 500® Index	3.40%	7.35%	11.52%	11.34%	12.21	%**

Class C (with CDSC charge)	-0.50%	2.37%	6.88%	5.90%	7.67%
Class C (without CDSC charge)	0.50%	3.34%	6.88%	5.90%	7.67%
Russell 3000® Value Index	0.90%	2.78%	9.02%	8.50%	11.08	%**
S&P 500® Index	3.40%	7.35%	11.52%	11.34%	12.90	%**

Institutional Class	1.04%	4.39%	7.96%	6.96%	8.30%
Russell 3000® Value Index	0.90%	2.78%	9.02%	8.50%	9.92	%**
S&P 500® Index	3.40%	7.35%	11.52%	11.34%	11.92	%**

†	Not Annualized.

*	Class A, Class C and Institutional Class shares of the EIC Value Fund (the “Fund”) commenced operations on May 19, 2011, July 18, 2011 and May 1, 2011, respectively.

**	Benchmark performance is from commencement date of the class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

The returns shown for Class A shares reflect a deduction for the maximum front-end sales charge of 5.50%. The returns shown for Class C shares reflect a maximum deferred sales charge of 1.00%. All of the Fund’s share classes apply a 2.00% fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee and Waiver and/or Expense Reimbursement” as stated in the current prospectus dated September 1, 2018, are 1.30% and 1.21% for Class A shares, 2.05% and 1.96% for Class C shares and 1.05% and 0.96% for Institutional Class shares, respectively, of the Class’ average daily net assets. The ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Equity Investment Corporation (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the FundVantage Trust (the “Trust”), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, do not exceed 0.90% of average daily net assets of the Fund (the “Expense Limitation”). Prior to September 1, 2018, the Expense Limitation was 1.00%. The Expense Limitation will remain in place until August 31, 2019, unless the Board of Trustees (“Board of Trustees”) of the Trust approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the date on which the Adviser reduced its compensation and/or

7

EIC VALUE FUND

Semi-Annual Report

Performance Data (Concluded)

October 31, 2018

(Unaudited)

assumed expenses of the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

Mutual fund investing involves risk, including possible loss of principal. Value investing involves the risk that the Fund’s investing in companies believed to be undervalued will not appreciate as anticipated. The Fund may invest in the stocks of smaller- and medium-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies.

The Fund intends to evaluate performance as compared to that of the S&P 500® Index and the Russell 3000® Value Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000® Value Index is an unmanaged index that measures the performance of the 3,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

8

EIC VALUE FUND

Fund Expense Disclosure

October 31, 2018

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from May 1, 2018 through October 31, 2018 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

EIC VALUE FUND

Fund Expense Disclosure (Concluded)

October 31, 2018

(Unaudited)

	EIC Value Fund

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*
Class A
Actual	$1,000.00	$1,009.10	$6.13
Hypothetical (5% return before expenses)	1,000.00	1,019.11	6.16
Class C
Actual	$1,000.00	$1,005.00	$9.91
Hypothetical (5% return before expenses)	1,000.00	1,015.32	9.96
Institutional Class
Actual	$1,000.00	$1,010.40	$4.86
Hypothetical (5% return before expenses)	1,000.00	1,020.37	4.89

*

Expenses are equal to the Fund’s annualized expense ratio for the six-month period ended October 31, 2018 of 1.21%, 1.96%, and 0.96% for Class A, Class C, and Institutional Class shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six-month total returns for the Fund of 0.91%, 0.50%, and 1.04% for Class A, Class C, and Institutional Class shares, respectively.

10

EIC VALUE FUND

Portfolio Holdings Summary Table

October 31, 2018

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Consumer, Non-cyclical	25.0%	$57,921,810
Financial	18.8	43,499,764
Communications.	10.8	25,059,181
Energy	9.1	21,108,840
Consumer, Cyclical	6.7	15,524,339
Utilities	5.3	12,350,635
Industrial	2.9	6,733,328
Basic Materials	2.7	6,174,038
Technology	1.6	3,773,400
REITs-Diversified	1.2	2,728,808
REITs-Office Property	0.8	1,790,562
Short-Term Investments	15.4	35,509,873
Liabilities in Excess of Other Assets	(0.3)	(605,249)

NET ASSETS	100.0%	$231,569,329

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

EIC VALUE FUND

Portfolio of Investments

October 31, 2018

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — 84.9%
Basic Materials — 2.7%
PPG Industries, Inc.	58,750	$6,174,038

Communications — 10.8%
Cisco Systems, Inc.	109,195	4,995,671
ebay, Inc.*	240,500	6,981,715
Facebook, Inc., Class A*	31,967	4,852,271
Verizon Communications, Inc.	144,150	8,229,524

		25,059,181

Consumer, Cyclical — 6.7%
Lowe’s Cos, Inc.	46,550	4,432,491
Mohawk Industries, Inc.*	26,900	3,355,237
Target Corp.	92,510	7,736,611

		15,524,339

Consumer, Non-cyclical — 25.0%
Amerisourcebergen Corp.	56,625	4,983,000
GlaxoSmithKline PLC, SP ADR	215,930	8,434,226
Johnson & Johnson	44,190	6,186,158
Kroger Co. (The)	166,750	4,962,480
McKesson Corp.	36,835	4,595,535
Medtronic PLC	78,860	7,083,205
Molson Coors Brewing Co., Class-B	117,150	7,497,600
Pepsico, Inc.	62,530	7,027,121
Procter & Gamble Co. (The)	80,655	7,152,485

		57,921,810

Energy — 9.1%
ConocoPhillips	77,650	5,427,735
Diamond Offshore Drilling, Inc.*	179,950	2,551,691
Exxon Mobil Corp.	106,950	8,521,776

	Number of Shares	Value

COMMON STOCKS — (Continued)
Energy — (Continued)
Schlumberger Ltd.	89,800	$4,607,638

		21,108,840

Financial — 18.8%
American Express Co.	80,680	8,288,256
PNC Financial Services Group, Inc. (The)	31,450	4,041,010
SunTrust Banks, Inc.	74,105	4,643,419
Torchmark Corp.	56,577	4,789,809
Travelers Cos, Inc. (The)	51,680	6,466,719
US Bancorp	159,765	8,350,917
Wells Fargo & Co.	129,995	6,919,634

		43,499,764

Industrial — 2.9%
United Parcel Service, Inc., Class-B	63,200	6,733,328

REITs-Diversified — 1.2%
Annaly Capital Management, Inc. REIT	276,475	2,728,808

REITs-Office Property — 0.8%
Mack-Cali Realty Corp. REIT	88,205	1,790,562

Technology — 1.6%
QUALCOMM, Inc.	60,000	3,773,400

Utilities — 5.3%
Exelon Corp.	168,710	7,391,185
National Grid PLC, SP ADR	92,700	4,959,450

		12,350,635

TOTAL COMMON STOCKS (Cost $154,359,013)		196,664,705

The accompanying notes are an integral part of the financial statements.

12

EIC VALUE FUND

Portfolio of Investments (Concluded)

October 31, 2018

(Unaudited)

	Number of Shares	Value

SHORT-TERM INVESTMENTS — 15.4%
Exchange Traded Fund — 5.6%
iShares Short Treasury Bond ETF 2.05%(a)	116,365	$12,852,514

Money Market Fund — 9.8%
Dreyfus Institutional Treasury Securities Cash Advantage Fund, Premier Shares 1.73%(b)	22,657,359	22,657,359

TOTAL SHORT-TERM INVESTMENTS (Cost $35,495,828)		35,509,873

TOTAL INVESTMENTS - 100.3% (Cost $189,854,841)		232,174,578
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%		(605,249)

NET ASSETS - 100.0%		$231,569,329

*	Non-income producing.
(a)	Rate periodically changes. Rate disclosed is the 30-day SEC yield at October 31, 2018.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2018.

PLC          Public Limited Company

REIT         Real Estate Investment Trust

SP ADR    Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

13

EIC VALUE FUND

Statement of Assets and Liabilities

October 31, 2018

(Unaudited)

Assets
Investments, at value (Cost $189,854,841)	$232,174,578
Cash	1,891
Receivable for capital shares sold	349,342
Dividends receivable	291,450
Prepaid expenses and other assets	17,875

Total assets	232,835,136

Liabilities
Payable for investments purchased	569,293
Payable for capital shares redeemed	420,855
Payable to Adviser	113,373
Payable for administration and accounting fees	41,136
Payable for printing fees	30,933
Payable for distribution fees	25,911
Payable for transfer agent fees	21,342
Payable for custodian fees	9,779
Payable for shareholder servicing fees	6,726
Payable for legal fees	5,858
Accrued expenses	20,601

Total liabilities	1,265,807

Net Assets	$231,569,329

Net Assets consisted of:
Capital stock, $0.01 par value	$160,009
Paid-in capital	168,635,531
Total distributable earnings	62,773,789

Net Assets	$231,569,329

Class A:
Net asset value, redemption price per share ($17,772,948 / 1,228,589 shares)	$ 14.47
Maximum offering price per share (100/94.5 of $14.47)	$ 15.31
Class C:
Net asset value, offering and redemption price per share ($30,493,802 / 2,148,734 shares)	$ 14.19
Institutional Class:
Net asset value, offering and redemption price per share ($183,302,579 / 12,623,555 shares)	$ 14.52

The accompanying notes are an integral part of the financial statements.

14

EIC VALUE FUND

Statement of Operations

For the Six Months Ended October 31, 2018

(Unaudited)

Investment income
Dividends	$3,482,681
Less: foreign taxes withheld	(33,633)

Total investment income	3,449,048

Expenses
Advisory fees (Note 2)	926,921
Distribution fees (Class C) (Note 2)	128,664
Administration and accounting fees (Note 2)	67,746
Transfer agent fees (Note 2)	67,200
Distribution fees (Class A) (Note 2)	53,264
Shareholder servicing fees (Class C) (Note 2)	42,888
Registration and filing fees	41,770
Trustees’ and officers’ fees (Note 2)	30,920
Printing and shareholder reporting fees	28,483
Legal fees	21,607
Audit fees	14,533
Custodian fees (Note 2)	14,152
Other expenses	11,013

Total expenses	1,449,161

Less: waivers and reimbursements (Note 2)	(37,541)

Net expenses after waivers and reimbursements	1,411,620

Net investment income	2,037,428

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	8,867,094
Net change in unrealized appreciation/(depreciation) on investments	(8,233,677)

Net realized and unrealized gain on investments	633,417

Net increase in net assets resulting from operations	$2,670,845

The accompanying notes are an integral part of the financial statements.

15

EIC VALUE FUND

Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2018 (Unaudited)	For the Year Ended April 30, 2018
Increase/(decrease) in net assets from operations:
Net investment income	$2,037,428	$3,066,415
Net realized gain from investments	8,867,094	22,167,785
Net change in unrealized appreciation/(depreciation) on investments	(8,233,677)	(1,866,315)

Net increase in net assets resulting from operations	2,670,845	23,367,885

Less dividends and distributions to shareholders from:
Net investment income:
Class A	—	(514,677)
Class C	—	(188,526)
Institutional Class	—	(1,960,906)

Total net investment income	—	(2,664,109)

Net realized capital gains:
Class A	—	(3,801,527)
Class C	—	(2,975,329)
Institutional Class	—	(11,632,211)

Total net realized capital gains	—	(18,409,067)

Net decrease in net assets from dividends and distributions to shareholders	—	(21,073,176)

Decrease in net assets derived from capital share transactions (Note 4)	(14,762,267)	(27,654,951)

Total decrease in net assets	(12,091,422)	(25,360,242)

Net assets
Beginning of period	243,660,751	269,020,993

End of period*	$231,569,329	$243,660,751

*

Net assets - end of period includes accumulated net investment income of $955,149 for the year ended April 30, 2018. Effective November 5, 2018, the SEC eliminated the requirement to disclose undistributed net investment income.

The accompanying notes are an integral part of the financial statements.

16

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the
	Six Months		For the	For the	For the		For the		For the
	Ended		Year	Year	Year		Year		Year
	October 31,		Ended	Ended	Ended		Ended		Ended
	2018		April 30,	April 30,	April 30,		April 30,		April 30,
	(Unaudited)		2018	2017	2016		2015		2014
Per Share Operating Performance
Net asset value, beginning of period	$14.33		$14.22	$13.02	$13.91		$13.37		$11.91

Net investment income(1)	0.12		0.17	0.13	0.11		0.12		0.12
Net realized and unrealized gain/(loss) on investments	0.02		1.15	1.32	(0.60)		0.98		1.70

Net increase/(decrease) in net assets resulting from operations	0.14		1.32	1.45	(0.49)		1.10		1.82

Dividends and distributions to shareholders from:
Net investment income	—		(0.15)	(0.11)	(0.14)		(0.10)		(0.11)
Net realized capital gains	—		(1.06)	(0.14)	(0.26)		(0.46)		(0.25)

Total dividends and distributions to shareholders	—		(1.21)	(0.25)	(0.40)		(0.56)		(0.36)

Redemption fees	—	(2)	— (2)	—	—	(2)	—	(2)	—	(2)

Net asset value, end of period	$14.47		$14.33	$14.22	$13.02		$13.91		$13.37

Total investment return(3)	0.91%		9.45%	11.13%	(3.44)%		8.22%		15.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,773		$47,274	$52,845	$65,882		$85,653		$130,805
Ratio of expenses to average net assets	1.21	%(4)	1.24%	1.20%	1.25%		1.25%		1.25%
Ratio of expenses to average net assets without waivers, expense reimbursements, and/or recoupments, if any	1.25	%(4)(5)	1.24%	1.20%	1.21	%(5)	1.18	%(5)	1.24	%(5)
Ratio of net investment income to average net assets	1.57	%(4)	1.16%	0.98%	0.85%		0.90%		0.95%
Portfolio turnover rate	17.83	%(6)	33.11%	28.92%	34.03%		26.89%		19.08%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.50%. If reflected, the return would be lower.

(4)	Annualized.
(5)

During the period, certain fees were waived, reimbursed, and/or recouped. If such fee waivers, reimbursements, and/or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

17

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class C shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the
	Six Months		For the	For the	For the		For the		For the
	Ended		Year	Year	Year		Year		Year
	October 31,		Ended	Ended	Ended		Ended		Ended
	2018		April 30,	April 30,	April 30,		April 30,		April 30,
	(Unaudited)		2018	2017	2016		2015		2014
Per Share Operating Performance
Net asset value, beginning of period	$14.12		$14.06	$12.87	$13.75		$13.24		$11.84

Net investment income(1)	0.06		0.06	0.03	0.01		0.02		0.03
Net realized and unrealized gain/(loss) on investments	0.01		1.13	1.30	(0.60)		0.97		1.67

Net increase/(decrease) in net assets resulting from operations	0.07		1.19	1.33	(0.59)		0.99		1.70

Dividends and distributions to shareholders from:
Net investment income	—		(0.07)	— (2)	(0.03)		(0.02)		(0.05)
Net realized capital gains	—		(1.06)	(0.14)	(0.26)		(0.46)		(0.25)

Total dividends and distributions to shareholders	—		(1.13)	(0.14)	(0.29)		(0.48)		(0.30)

Redemption fees	—	(2)	— (2)	—	—	(2)	—	(2)	—	(2)

Net asset value, end of period	$14.19		$14.12	$14.06	$12.87		$13.75		$13.24

Total investment return(3)	0.50%		8.63%	10.35%	(4.17)%		7.49%		14.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,494		$35,488	$45,071	$51,146		$62,378		$48,016
Ratio of expenses to average net assets	1.96	%(4)	1.99%	1.95%	2.00%		2.00%		2.00%
Ratio of expenses to average net assets without waivers, expense reimbursements, and/or recoupments, if any	1.99	%(4)(5)	1.99%	1.95%	1.96	%(5)	1.93	%(5)	1.99	%(5)
Ratio of net investment income to average net assets	0.83	%(4)	0.41%	0.23%	0.10%		0.15%		0.21%
Portfolio turnover rate	17.83	%(6)	33.11%	28.92%	34.03%		26.89%		19.08%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized. Total investment return does not reflect any applicable sales charge.

(4)	Annualized.
(5)

During the period, certain fees were waived, reimbursed, and/or recouped. If such fee waivers, reimbursements, and/or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

18

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the
	Six Months		For the	For the	For the		For the		For the
	Ended		Year	Year	Year		Year		Year
	October 31,		Ended	Ended	Ended		Ended		Ended
	2018		April 30,	April 30,	April 30,		April 30,		April 30,
	(Unaudited)		2018	2017	2016		2015		2014
Per Share Operating Performance
Net asset value, beginning of period	$14.37		$14.26	$13.06	$13.95		$13.41		$11.94

Net investment income(1)	0.14		0.21	0.17	0.14		0.16		0.15
Net realized and unrealized gain/(loss) on investments	0.01		1.14	1.32	(0.60)		0.98		1.70

Net increase/(decrease) in net assets resulting from operations	0.15		1.35	1.49	(0.46)		1.14		1.85

Dividends and distributions to shareholders from:
Net investment income	—		(0.18)	(0.15)	(0.17)		(0.14)		(0.13)
Net realized capital gains	—		(1.06)	(0.14)	(0.26)		(0.46)		(0.25)

Total dividends and distributions to shareholders	—		(1.24)	(0.29)	(0.43)		(0.60)		(0.38)

Redemption fees	—	(2)	— (2)	—	—	(2)	—	(2)	—	(2)

Net asset value, end of period	$14.52		$14.37	$14.26	$13.06		$13.95		$13.41

Total investment return(3)	1.04%		9.70%	11.40%	(3.15)%		8.54%		15.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$183,303		$160,899	$171,105	$196,785		$189,860		$75,860
Ratio of expenses to average net assets	0.96	%(4)	0.99%	0.96%	1.00%		1.00%		1.00%
Ratio of expenses to average net assets without waivers, expense reimbursements, and/or recoupments, if any	0.99	%(4)(5)	0.99%	0.96%	0.96	%(5)	0.93	%(5)	0.99	%(5)
Ratio of net investment income to average net assets	1.83	%(4)	1.41%	1.23%	1.10%		1.14%		1.21%
Portfolio turnover rate	17.83	%(6)	33.11%	28.92%	34.03%		26.89%		19.08%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)

During the period, certain fees were waived, reimbursed, and/or recouped. If such fee waivers, reimbursements, and/or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

19

EIC VALUE FUND

Notes to Financial Statements

October 31, 2018

(Unaudited)

1. Organization and Significant Accounting Policies

The EIC Value Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations on May 1, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Institutional Class and Retail Class shares. Class A shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the redemption of Class A shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A shares made within eighteen months of purchase where: (i) $1 million or more of Class A shares were purchased without an initial sales charge, and (ii) the Fund’s principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”), paid a commission to the selling broker-dealer for such sale. A CDSC of up to 1.00% is assessed on redemptions of Class C Shares made within eighteen months after a purchase where the broker-dealer was paid a commission for such sale. As of October 31, 2018, the Retail Class Shares have not been issued.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined

20

EIC VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2018, in valuing the Fund’s investments carried at fair value:

			Level 2
			Other	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	10/31/18	Prices	Inputs	Inputs
Common Stocks*	$196,664,705	$196,664,705	$—	$—
Short-Term Investments	35,509,873	35,509,873	—	—

Total Investments	$232,174,578	$232,174,578	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund

21

EIC VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the six months ended October 31, 2018, there were no transfers between Levels.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences may include the treatment of non-taxable dividends, expiring capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

22

EIC VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Recent Accounting Pronouncement — Effective November 5, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. Management has evaluated the implications of adopting these amendments and there is no significant impact on the financial statements and accompanying notes.

2. Transactions with Related Parties and Other Service Providers

Equity Investment Corporation (“EIC” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets under $500 million; 0.65% of the Fund’s average daily net assets of $500 million or more but less than $1 billion; and 0.50% of the Fund’s average daily net assets of $1 billion and over. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, do not exceed 0.90% of average daily net assets of the Fund (the “Expense Limitation”). Prior to September 1, 2018, the Expense Limitation was 1.00%. The Expense Limitation will remain in place until August 31, 2019, unless the Board of Trustees of the Trust approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the date on which the Adviser reduced its compensation and/or assumed expenses of the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

23

EIC VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

As of October 31, 2018, the amount of potential recovery was as follows:

Expiration

10/31/2021
$37,541

For the six months ended October 31, 2018, the Adviser earned advisory fees of $926,921 and waived fees of $37,541.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee) on an annualized basis of the average daily net assets of the Fund’s Class A and Class C shares, respectively.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. The remuneration paid to the Trustees by the Fund during the six months ended October 31, 2018 was $8,468. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

24

EIC VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Duff & Phelps, LLC (“D&P”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and D&P are compensated for their services provided to the Trust.

3. Investment in Securities

For the six months ended October 31, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$38,954,728	$47,615,514

4. Capital Share Transactions

For the six months ended October 31, 2018 and year ended April 30, 2018, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Six Months Ended
	October 31, 2018		For the Year Ended
	(Unaudited)		April 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sales	60,918	$904,229	240,969	$3,462,175
Reinvestments	—	—	263,275	3,758,046
Redemption Fees*	—	256	—	476
Redemptions	(2,130,805)	(31,795,524)	(921,242)	(13,339,578)

Net decrease	(2,069,887)	$(30,891,039)	(416,998)	$(6,118,881)

Class C
Sales	46,501	$667,819	68,926	$978,967
Reinvestments	—	—	206,666	2,913,843
Redemption Fees*	—	392	—	390
Redemptions	(411,722)	(5,963,279)	(967,697)	(13,744,098)

Net decrease	(365,221)	$(5,295,068)	(692,105)	$(9,850,898)

25

EIC VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

	For the Six Months Ended
	October 31, 2018		For the Year Ended
	(Unaudited)		April 30, 2018
	Shares	Amount	Shares	Amount
Institutional Class
Sales	2,651,768	$39,575,374	2,068,017	$29,963,800
Reinvestments	—	—	908,748	12,993,852
Redemption Fees*	—	2,294	—	1,511
Redemptions	(1,224,243)	(18,153,828)	(3,779,982)	(54,644,335)

Net increase/(decrease)	1,427,525	$21,423,840	(803,217)	$(11,685,172)

Total net decrease	(1,007,583)	$(14,762,267)	(1,912,320)	$(27,654,951)

*

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

For the year ended April 30, 2018, the tax character of distributions paid by the Fund was $2,664,109 of ordinary income dividends and $18,409,067 of long-term capital gains dividends. Distributions from net investment income and short-term gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Capital Loss	Undistributed	Undistributed	Unrealized	Qualified
Carryforward	Ordinary Income	Long-Term Gain	Appreciation	Late-Year Losses
$—	$955,149	$8,594,381	$50,553,414	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

26

EIC VALUE FUND

Notes to Financial Statements (Concluded)

October 31, 2018

(Unaudited)

As of October 31, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost*	$189,854,841

Gross unrealized appreciation	$46,809,471
Gross unrealized depreciation	(4,489,734)

Net unrealized appreciation	$42,319,737

*

Because tax adjustments are calculated annually at the end of the Fund’s fiscal year, the above table does not reflect tax adjustments for the current fiscal year. For the previous year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2018, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2018. For the year ended April 30, 2018, the Fund had no loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of April 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2018, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

27

EIC VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (855) 430-6487 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Fund’s complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the Commission 60 days after the end of the Fund’s fiscal quarter.

28

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Investment Adviser
Equity Investment Corporation
1776 Peachtree Street, NW
Suite 600S
Atlanta, GA 30309

Administrator
The Bank of New York Mellon
301 Bellevue Parkway
Wilmington, DE 19809

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Principal Underwriter
Foreside Funds Distributors LLC
400 Berwyn Park
899 Cassatt Road
Berwyn, PA 19312

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Independent Registered Public Accounting Firm
Ernst & Young LLP One Commerce Square 2005 Market Street, Suite 700 Philadelphia, PA 19103-7096

Legal Counsel
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103

of

FundVantage Trust

Class A

Class C

Institutional Class

SEMI-ANNUAL

REPORT

October 31, 2018

(Unaudited)

This report is submitted for the general information of the shareholders of the EIC Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the EIC Value Fund.

EIC-1018

LATEEF FOCUSED GROWTH FUND

Semi-Annual Report

Performance Data

October 31, 2018

(Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2018
	Six
	Months†	1 Year	3 Years	5 Years	10 Years
Class A Shares (with sales charge)	-6.85%	-1.84%	5.03%	6.21%	10.59%
Class A Shares (without sales charge)	-1.98%	3.34%	6.84%	7.30%	11.16%
Class C Shares	-2.21%	2.67%	6.06%	6.51%	10.35%
Class I Shares	-1.79%	3.68%	7.14%	7.58%	11.46%
Russell 3000® Index	2.70%	6.60%	11.27%	10.81%	13.35%
S&P 500® Index	3.40%	7.35%	11.52%	11.34%	13.24%

†	Not Annualized.

The Lateef Focused Growth Fund (the “Fund”) commenced operations on September 6, 2007.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 499-2151.

The returns shown for Class A shares reflect a deduction for the maximum front-end sales charge of 5.00%. All of the Fund’s share classes apply a 2.00% redemption fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. As stated in the current prospectus dated September 1, 2018, the Fund’s “Total Annual Fund Operating Expenses” are 1.57%, 2.32% and 1.32%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement” are 1.10%, 1.85% and 0.85% for Class A, Class C and Class I shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Lateef Investment Management, L.P. (“the Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2019, unless the Board of Trustees (“Board of Trustees”) of the Trust approves its earlier termination. Prior to August 3, 2017, the Fund’s Expense Limitation was 0.99%. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. The Fund may invest in undervalued securities and is subject to the risk that the securities may not appreciate in value as anticipated.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500® Index”) and the Russell 3000® Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

1

LATEEF FOCUSED GROWTH FUND

Fund Expense Disclosure

October 31, 2018

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from May 1, 2018 through October 31, 2018 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2

LATEEF FOCUSED GROWTH FUND

Fund Expense Disclosure (Concluded)

October 31, 2018

(Unaudited)

	Lateef Fund
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*
Class A
Actual	$1,000.00	$980.20	$5.49
Hypothetical (5% return before expenses)	1,000.00	1,019.66	5.60
Class C
Actual	$1,000.00	$977.90	$9.22
Hypothetical (5% return before expenses)	1,000.00	1,015.88	9.40
Class I
Actual	$1,000.00	$982.10	$4.25
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.33

*

Expenses are equal to an annualized expense ratio for the six-month period ended October 31, 2018 of 1.10%, 1.85% and 0.85% for Class A, Class C and Class I shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of (1.98%), (2.21%) and (1.79%) for Class A, Class C and Class I shares, respectively.

3

LATEEF FOCUSED GROWTH FUND

Portfolio Holdings Summary Table

October 31, 2018

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Technology	35.3%	$23,457,403
Industrial	18.3	12,148,794
Consumer, Non-cyclical	15.1	10,057,575
Consumer, Cyclical	9.1	6,035,809
Financial	5.5	3,675,839
Energy	3.5	2,296,112
Other Assets in Excess of Liabilities	13.2	8,789,781

NET ASSETS	100.0%	$66,461,313

Portfolio holdings are subject to change at any time.

4

LATEEF FOCUSED GROWTH FUND

Portfolio of Investments

October 31, 2018

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — 86.8%
Consumer, Cyclical — 9.1%
Aptiv PLC	39,888	$3,063,398
Starbucks Corp.	51,011	2,972,411

		6,035,809

Consumer, Non-cyclical — 15.1%
Anthem, Inc.	16,285	4,487,657
Danaher Corp.	15,701	1,560,679
IQVIA Holdings, Inc.*	32,614	4,009,239

		10,057,575

Energy — 3.5%
Anadarko Petroleum Corp.	43,160	2,296,112

Financial — 5.5%
Progressive Corp. (The)	52,738	3,675,839

Industrial — 18.3%
Arconic, Inc.	132,829	2,700,414
Keysight Technologies, Inc.*	65,389	3,732,404
Martin Marietta Materials, Inc.	11,801	2,021,275
XPO Logistics, Inc.*	41,337	3,694,701

		12,148,794

Technology — 35.3%
Alphabet, Inc., Class A*	3,744	4,083,132

	Number of Shares	Value

COMMON STOCKS — (Continued)
Technology — (Continued)
Autodesk, Inc.*	25,295	$3,269,379
CBS Corp.	44,164	2,532,805
DXC Technology Co.	13,630	992,673
Facebook, Inc., Class A*	10,528	1,598,045
First Data Corp., Class A*	164,639	3,085,335
New York Times Co. (The), Class A	132,513	3,498,343
Visa, Inc., Class A	31,902	4,397,691

		23,457,403

TOTAL COMMON STOCKS (Cost $43,079,950)		57,671,532

TOTAL INVESTMENTS - 86.8% (Cost $43,079,950)		57,671,532

OTHER ASSETS IN EXCESS OF LIABILITIES - 13.2%		8,789,781

NET ASSETS - 100.0%		$66,461,313

*	Non-income producing.

PLC   Public Limited Company

The accompanying notes are an integral part of the financial statements.

5

LATEEF FOCUSED GROWTH FUND

Statement of Assets and Liabilities

October 31, 2018

(Unaudited)

Assets
Investments, at value (Cost $43,079,950)	$57,671,532
Cash	11,637,439
Receivable for investments sold	220,550
Receivable for capital shares sold	12,375
Prepaid expenses and other assets	61,422

Total assets	69,603,318

Liabilities
Payable for investments purchased	2,031,963
Payable for capital shares redeemed	896,671
Payable for transfer agent fees	104,138
Payable for administration and accounting fees	20,121
Payable for audit fees	13,765
Payable to Investment Adviser	12,898
Payable for distribution fees	12,665
Payable for custodian fees	9,494
Payable for shareholder service fees	2,863
Accrued expenses	37,427

Total liabilities	3,142,005

Net Assets	$66,461,313

Net Assets consisted of:
Capital stock, $0.01 par value	$80,054
Paid-in capital	36,967,189
Total distributable earnings	29,414,070

Net Assets	$66,461,313

Class A Shares:
Net asset value and redemption price per share ($18,053,673 / 2,140,894 shares)	$8.43

Maximum offering price per share (100/95 of $8.43)	$8.87

Class C Shares:
Net asset value, offering and redemption price per share ($12,505,035 / 1,769,465 shares)	$7.07

Class I Shares:
Net asset value, offering and redemption price per share ($35,902,605 / 4,095,040 shares)	$8.77

The accompanying notes are an integral part of the financial statements.

6

LATEEF FOCUSED GROWTH FUND

Statement of Operations

For the Six Months Ended October 31, 2018

(Unaudited)

Investment income
Dividends	$277,884
Interest	1,624

Total investment income	279,508

Expenses
Advisory fees (Note 2)	330,346
Transfer agent fees (Note 2)	83,649
Distribution fees (Class C) (Note 2)	55,070
Administration and accounting fees (Note 2)	31,615
Distribution fees (Class A) (Note 2)	25,757
Registration and filing fees	24,771
Legal fees	21,363
Shareholder services fees	18,357
Printing and shareholder reporting fees	18,338
Audit fees	13,645
Trustees’ and officers’ fees (Note 2)	13,558
Custodian fees (Note 2)	9,988
Other expenses	7,618

Total expenses before waivers	654,075

Less: waivers (Note 2)	(224,546)

Net expenses after waivers	429,529

Net investment loss	(150,021)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	3,776,272
Net realized gain from written options*	83,662
Net change in unrealized appreciation/(depreciation) on investments	(4,516,717)

Net realized and unrealized loss on investments	(656,783)

Net decrease in net assets resulting from operations	$(806,804)

*	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

7

LATEEF FOCUSED GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2018 (Unaudited)	For the Year Ended April 30, 2018
Increase/(decrease) in net assets from operations:
Net investment loss	$(150,021)	$(363,287)
Net realized gain from investments and written options	3,859,934	13,192,577
Net change in unrealized appreciation/(depreciation) on investments	(4,516,717)	1,618,578

Net increase/(decrease) in net assets resulting from operations:	(806,804)	14,447,868

Less dividends and distributions to shareholders from:
Net realized capital gains:
Class A	—	(5,345,259)
Class C	—	(4,189,435)
Class I	—	(12,249,273)

Total net realized capital gains	—	(21,783,967)

Net decrease in net assets from dividends and distributions to shareholders	—	(21,783,967)

Decrease in net assets derived from capital share transactions (Note 4)	(10,380,663)	(26,165,632)

Total decrease in net assets	(11,187,467)	(33,501,731)

Net assets
Beginning of period	77,648,780	111,150,511

End of period*	$66,461,313	$77,648,780

*

Net assets - end of period includes accumulated net investment loss of $(95,917) for the year ended April 30, 2018. Effective November 5, 2018, the SEC eliminated the requirement to disclose undistributed net investment loss.

The accompanying notes are an integral part of the financial statements.

8

LATEEF FOCUSED GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Class A shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A Shares
	For the		For the	For the	For the	For the	For the
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	October 31, 2018		April 30,	April 30,	April 30,	April 30,	April 30,
	(Unaudited)		2018	2017	2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$8.60		$9.54	$10.77	$14.00	$14.20	$12.45

Net investment income/(loss)(1)	(0.02)		(0.04)	(0.04)	(0.05)	0.01	0.04
Net realized and unrealized gain/(loss) on investments	(0.15)		1.40	1.25	(0.19)	0.91	2.40

Net increase/(decrease) in net assets resulting from operations	(0.17)		1.36	1.21	(0.24)	0.92	2.44

Dividends and distributions to shareholders from:
Net investment income	—		—	—	(0.02)	(0.01)	— (2)
Net realized capital gains	—		(2.30)	(2.44)	(2.97)	(1.11)	(0.69)

Total dividends and distributions to shareholders	—		(2.30)	(2.44)	(2.99)	(1.12)	(0.69)

Redemption fees	—		— (2)	—	— (2)	— (2)	— (2)

Net asset value, end of period	$8.43		$8.60	$9.54	$10.77	$14.00	$14.20

Total investment return(3)	(1.98)%		15.26%	12.64%	(2.31)%	6.54%	19.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,054		$20,580	$24,460	$56,657	$86,174	$148,897
Ratio of expenses to average net assets	1.10	%(4)	1.14%	1.24%	1.24%	1.24%	1.24%
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.68	%(4)	1.65%	1.57%	1.42%	1.38%	1.41%
Ratio of net investment income/(loss) to average net assets	(0.38	)%(4)	(0.38)%	(0.35)%	(0.37)%	0.08%	0.31%
Portfolio turnover rate	22.57	%(6)	50.42%	41.70%	65.01%	29.22%	40.77%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.00%. If reflected, the return would be lower.

(4)	Annualized.
(5)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

9

LATEEF FOCUSED GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Class C shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C Shares
	For the		For the	For the	For the	For the	For the
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	October 31, 2018		April 30,	April 30,	April 30,	April 30,	April 30,
	(Unaudited)		2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of period	$7.23		$8.41	$9.84	$13.11	$13.46	$11.91

Net investment loss(1)	(0.04)		(0.09)	(0.10)	(0.13)	(0.09)	(0.06)
Net realized and unrealized gain/(loss) on investments	(0.12)		1.21	1.11	(0.17)	0.85	2.30

Net increase/(decrease) in net assets resulting from operations	(0.16)		1.12	1.01	(0.30)	0.76	2.24

Dividends and distributions to shareholders from:
Net realized capital gains	—		(2.30)	(2.44)	(2.97)	(1.11)	(0.69)
Redemption fees	—		— (2)	—	— (2)	— (2)	— (2)

Net asset value, end of period	$7.07		$7.23	$8.41	$9.84	$13.11	$13.46

Total investment return(3)	(2.21)%		14.35%	11.71%	(2.98)%	5.65%	19.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,505		$15,087	$19,721	$35,840	$46,879	$50,080
Ratio of expenses to average net assets	1.85	%(4)	1.89%	1.99%	1.99%	1.99%	1.99%
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.43	%(4)	2.41%	2.33%	2.17%	2.14%	2.16%
Ratio of net investment loss to average net assets	(1.13	)%(4)	(1.14)%	(1.10)%	(1.12)%	(0.67)%	(0.44)%
Portfolio turnover rate	22.57	%(6)	50.42%	41.70%	65.01%	29.22%	40.77%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

10

LATEEF FOCUSED GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I Shares
	For the		For the	For the	For the	For the	For the
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	October 31, 2018		April 30,	April 30,	April 30,	April 30,	April 30,
	(Unaudited)		2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of period	$8.93		$9.80	$10.98	$14.22	$14.41	$12.61

Net investment income/(loss)(1)	(0.01)		(0.01)	(0.01)	(0.02)	0.05	0.08
Net realized and unrealized gain/(loss) on investments	(0.15)		1.44	1.27	(0.19)	0.92	2.43

Net increase/(decrease) in net assets resulting from operations	(0.16)		1.43	1.26	(0.21)	0.97	2.51

Dividends and distributions to shareholders from:
Net investment income	—		—	—	(0.06)	(0.05)	(0.02)
Net realized capital gains	—		(2.30)	(2.44)	(2.97)	(1.11)	(0.69)

Total dividends and distributions to shareholders	—		(2.30)	(2.44)	(3.03)	(1.16)	(0.71)

Redemption fees	—		— (2)	—	— (2)	— (2)	— (2)

Net asset value, end of period	$8.77		$8.93	$9.80	$10.98	$14.22	$14.41

Total investment return(3)	(1.79)%		15.59%	12.86%	(2.04)%	6.79%	20.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,903		$41,982	$66,969	$358,492	$623,561	$650,454
Ratio of expenses to average net assets	0.85	%(4)	0.89%	0.99%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.43	%(4)	1.41%	1.28%	1.16%	1.14%	1.16%
Ratio of net investment income/(loss) to average net assets	(0.13	)%(4)	(0.14)%	(0.09)%	(0.12)%	0.33%	0.56%
Portfolio turnover rate	22.57	%(6)	50.42%	41.70%	65.01%	29.22%	40.77%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

11

LATEEF FOCUSED GROWTH FUND

Notes to Financial Statements

October 31, 2018

(Unaudited)

1. Organization and Significant Accounting Policies

The Lateef Focused Growth Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on September 6, 2007. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C and Class I shares. Class A shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class A shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A shares made within eighteen months of purchase where: (i) $1 million or more of Class A shares were purchased without an initial sales charge and (ii) the selling broker-dealer received a commission for such sale.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser.

12

LATEEF FOCUSED GROWTH FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2018, in valuing the Fund’s investments carried at fair value:

	Total Value at 10/31/18	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$57,671,532	$57,671,532	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

13

LATEEF FOCUSED GROWTH FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the six months ended October 31, 2018, there were no transfers between Levels.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Cash and Cash Equivalent — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences may include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash

14

LATEEF FOCUSED GROWTH FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Written Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently

15

LATEEF FOCUSED GROWTH FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid. As of October 31, 2018, the Fund had no written options.

For the six months ended October 31, 2018, the Fund’s quarterly average volume of derivatives is as follows:

Written Options (Proceeds)
$27,887

Recent Accounting Pronouncement — Effective November 5, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. Management has evaluated the implications of adopting these amendments and there is no significant impact on the financial statements and accompanying notes.

2. Transactions with Related Parties and Other Service Providers

Lateef Investment Management, L.P. (“Lateef” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Advisor is entitled to receive an annual investment advisory fee, paid monthly, comprising 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2019, unless the Board of Trustees of the Trust approves its earlier termination. Each class of shares of the Fund pays its respective pro-rata portion of the advisory fee payable by the Fund.

For the six months ended October 31, 2018, the Adviser earned advisory fees of $330,346 and waived fees of $224,546.

16

LATEEF FOCUSED GROWTH FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. The remuneration paid to the Trustees by the Fund during the six months ended October 31, 2018 was $4,386. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Duff & Phelps, LLC (“D&P”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and D&P are compensated for their services provided to the Trust.

3. Investment in Securities

For the six months ended October 31, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

17

LATEEF FOCUSED GROWTH FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

	Purchases	Sales
Investment Securities	$16,800,511	$35,317,502

4. Capital Share Transactions

For the six months ended October 31, 2018 and year ended April 30, 2018, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sales	28,104	$257,540	334,054	$3,161,089
Reinvestments	—	—	577,725	4,766,228
Redemption Fees*	—	—	—	87
Redemptions	(280,957)	(2,560,734)	(1,082,224)	(9,919,049)

Net decrease	(252,853)	$(2,303,194)	(170,445)	$(1,991,645)

Class C
Sales	2,896	$21,998	126,930	$898,435
Reinvestments	—	—	468,712	3,262,234
Redemption Fees*	—	—	—	64
Redemptions	(319,551)	(2,418,352)	(853,927)	(6,988,184)

Net decrease	(316,655)	$(2,396,354)	(258,285)	$(2,827,451)

Class I
Sales	106,425	$990,823	695,095	$6,679,432
Reinvestments	—	—	1,278,592	10,944,747
Redemption Fees*	—	—	—	181
Redemptions	(714,077)	(6,671,938)	(4,102,398)	(38,970,896)

Net decrease	(607,652)	$(5,681,115)	(2,128,711)	$(21,346,536)

Total Net decrease	(1,177,160)	$(10,380,663)	(2,557,441)	$(26,165,632)

*

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

18

LATEEF FOCUSED GROWTH FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

For the year ended April 30, 2018, the tax character of distributions paid by the Fund was $21,783,967 of long-term capital gains dividends.

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses
$ —	$—	$11,208,493	$19,108,299	$(95,918)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short term capital gains are reported as ordinary income for federal income tax purposes.

As of October 31, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost*	$43,079,950

Gross unrealized appreciation	$15,172,019
Gross unrealized depreciation	(580,437)

Net unrealized appreciation	$14,591,582

*

Because tax adjustments are calculated annually at the end of the Fund’s fiscal year, the above table does not reflect tax adjustments for the current fiscal year. For the previous year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2018 any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2018. For the year ended April 30, 2018, the Fund had late-year ordinary loss deferrals of $95,918.

19

LATEEF FOCUSED GROWTH FUND

Notes to Financial Statements (Concluded)

October 31, 2018

(Unaudited)

Accumulated capital losses represent net capital loss carry forwards as of April 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2018, the Fund did not have any capital loss carry forwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

20

LATEEF FOCUSED GROWTH FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 499-2151 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Fund’s complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the Commission 60 days after the end of the Fund’s fiscal quarter.

21

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Lateef Investment Management, L.P.

300 Drakes Landing Road

Suite 210

Greenbrae, CA 94904

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LAT-1018

LATEEF FOCUSED

GROWTH FUND

of

FundVantage Trust

Class A Shares

Class C Shares

Class I Shares

SEMI-ANNUAL REPORT

October 31, 2018

(Unaudited)

This report is submitted for the general information of the shareholders of the Lateef Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Lateef Fund.

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

of

FundVantage Trust

Class I

SEMI-ANNUAL REPORT

October 31, 2018

(Unaudited)

This report is submitted for the general information of the shareholders of the Mount Lucas U.S. Focused Equity Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Mount Lucas U.S. Focused Equity Fund.

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Semi-Annual Report

Performance Data

October 31, 2018

(Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2018
	Six Months†	1 Year	3 Years	5 Years	10 years
Class I	-1.77%	12.52%	10.35%	9.63%	13.95%
S&P 500® Index	3.40%	7.35%	11.53%	11.35%	13.24%

†	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (844) 261-6483.

As stated in the current prospectus dated September 1, 2018, the Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 3.12% and 0.95%, respectively, for Class I shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Mount Lucas Management LP (the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses in order to limit the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, extraordinary items, brokerage commissions and interest) to, as a percentage of average daily net assets, 0.95% with respect to Class I shares (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2019, unless the Board of Trustees (“Board of Trustees”) of the Trust approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the date on which the Adviser reduced its compensation and/or assumed expenses of the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect as the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

The Fund operated as a series of Scotia Institutional Funds prior to the opening of business on March 24, 2014 (the “Predecessor Fund”), at which time, the Predecessor Fund was reorganized into the Fund. Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a tax free reorganization (the “Reorganization”). The Reorganization occurred at the opening of business on March 24, 2014. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization. The Fund has the same investment objective and strategies as the Predecessor Fund. The Performance shown for periods prior to March 24, 2014 represents the performance for the Predecessor Fund.

Mutual fund investing involves risk. The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing volatility and possible loss of principal. The Fund may invest in undervalued securities and is subject to the risk that the securities may not appreciate in value as anticipated.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Price Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

2

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Fund Expense Disclosure

October 31, 2018

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments, if any, or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from May 1, 2018 through October 31, 2018 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges on purchase payments, if any, or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Mount Lucas U.S. Focused Equity Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	May 1, 2018	October 31, 2018	During Period*
Class I
Actual	$1,000.00	$982.30	$4.75
Hypothetical (5% return before expenses)	1,000.00	1,020.42	4.84

*

Expenses are equal to the annualized expense ratio for the six-month period ended October 31, 2018 of 0.95% for Class I shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of (1.77)% for Class I shares.

3

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Portfolio Holdings Summary Table

October 31, 2018

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net
	Assets	Value
COMMON STOCKS:
Consumer Discretionary	25.7%	$3,324,684
Energy	24.4	3,162,869
Telecommunication Services	14.3	1,856,670
Information Technology	11.8	1,523,396
Financials	7.6	976,549
Consumer Staples	6.7	863,931
Industrials	5.6	729,051
Materials	3.4	438,208
Other Assets in Excess of Liabilities	0.5	68,493

NET ASSETS	100.0%	$12,943,851

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

4

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Portfolio of Investments

October 31, 2018

(Unaudited)

	Number
	of Shares	Value
COMMON STOCKS — 99.5%
Consumer Discretionary — 25.7%
Ford Motor Co.	61,577	$588,060
Kohl’s Corp.	16,317	1,235,686
Macy’s, Inc.	35,923	1,231,800
TJX Cos, Inc. (The)	1,281	140,756
Yum! Brands, Inc.	1,420	128,382

		3,324,684

Consumer Staples — 6.7%
Constellation Brands, Inc., Class A	544	108,381
Costco Wholesale Corp.	598	136,721
Kroger Co. (The)	20,794	618,829

		863,931

Energy — 24.4%
HollyFrontier Corp.	7,216	486,647
Marathon Petroleum Corp.	12,270	864,422
Phillips 66	9,266	952,730
Valero Energy Corp.	9,431	859,070

		3,162,869

Financials — 7.6%
Moody’s Corp.	744	108,237
Progressive Corp. (The)	3,945	274,966
Prudential Financial, Inc.	6,327	593,346

		976,549

Industrials — 5.6%
AMETEK, Inc.	1,578	105,852
Cintas Corp.	664	120,762
Roper Technologies, Inc.	428	121,081
Verisk Analytics, Inc.*	2,334	279,707
Xylem, Inc.	1,550	101,649

		729,051

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Information Technology — 11.8%
Broadridge Financial Solutions, Inc.	1,060	$123,956
Citrix Systems, Inc.*	1,274	130,547
Fiserv, Inc.*	1,725	136,793
Hewlett Packard Enterprise Co.	38,722	590,511
Mastercard, Inc., Class A	634	125,323
Motorola Solutions, Inc.	1,095	134,203
VeriSign, Inc.*	1,004	143,110
Visa, Inc., Class A	1,008	138,953

		1,523,396

Materials — 3.4%
WestRock Co.	10,198	438,208

Telecommunication Services — 14.3%
CenturyLink, Inc.	60,528	1,249,298
AT&T, Inc.	19,797	607,372

		1,856,670

TOTAL COMMON STOCKS (Cost $13,163,889)		12,875,358

TOTAL INVESTMENTS - 99.5% (Cost $13,163,889)		12,875,358

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%		68,493

NET ASSETS - 100.0%		$12,943,851

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

5

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Statement of Assets and Liabilities

October 31, 2018

(Unaudited)

Assets
Investments, at value (Cost $13,163,889)	$12,875,358
Cash	54,874
Receivable for investments sold	365,260
Receivable for capital shares sold	23,182
Dividends receivable	17,810
Receivable from Investment Adviser	14,644
Prepaid expenses and other assets	19,093

Total assets	13,370,221

Liabilities
Payable for printing fees	2,745
Payable for investments purchased	375,628
Payable for administration and accounting fees	16,815
Payable for audit fees	14,120
Payable for custodian fees	7,257
Payable for transfer agent fees	6,011
Payable for legal fees	700
Accrued expenses	3,094

Total liabilities	426,370

Net Assets	$12,943,851

Net Assets consisted of:
Capital stock, $0.01 par value	$11,658
Paid-in capital	13,692,972
Total distributable earnings (loss)	(760,779)

Net Assets	$12,943,851

Class I:
Net asset value, offering and redemption price per share ($12,943,851 / 1,165,815 shares)	$11.10

The accompanying notes are an integral part of the financial statements.

6

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Statement of Operations

For the Six Months Ended October 31, 2018

(Unaudited)

Investment income
Dividends	$170,674

Total investment income	170,674

Expenses
Advisory fees (Note 2)	42,566
Administration and accounting fees (Note 2)	31,003
Trustees’ and officers’ fees (Note 2)	17,878
Legal fees	17,620
Custodian fees (Note 2)	16,825
Registration and filing fees	16,729
Audit fees	14,255
Transfer agent fees (Note 2)	13,800
Printing and shareholder reporting fees	7,582
Other expenses	4,680

Total expenses before waivers and reimbursements	182,938

Less: waivers and reimbursements (Note 2)	(129,021)

Net expenses after waivers and reimbursements	53,917

Net investment income	116,757

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	985,065
Net change in unrealized appreciation/(depreciation) on investments	(1,483,334)

Net realized and unrealized loss on investments	(498,269)

Net decrease in net assets resulting from operations	$(381,512)

The accompanying notes are an integral part of the financial statements.

7

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2018 (Unaudited)	For the Year Ended April 30, 2018
Increase/(decrease) in net assets from operations:
Net investment income	$116,757	$211,941
Net realized gain from investments	985,065	2,491,279
Net change in unrealized appreciation/(depreciation) on investments	(1,483,334)	(73,709)

Net increase/(decrease) in net assets resulting from operations	(381,512)	2,629,511

Less dividends and distributions to shareholders from:
Net investment income Class I	—	(638,821)

Net decrease in net assets from dividends and distributions to shareholders	—	(638,821)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	4,362,298	(8,918,514)

Total increase/(decrease) in net assets	3,980,786	(6,927,824)

Net assets
Beginning of period	8,963,065	15,890,889

End of period*	$12,943,851	$8,963,065

*

Net assets - end of period includes accumulated net investment income of $209,067 for the year ended April 30, 2018. Effective November 5, 2018, the SEC has eliminated the requirement to disclose accumulated net investment income.

The accompanying notes are an integral part of the financial statements.

8

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Seven Months Ended April 30, 2014(1)(2)		For the Year Ended September 30, 2013(2)
Per Share Operating Performance
Net asset value, beginning of period	$11.30		$9.61	$8.66	$10.01	$11.92	$11.19		$8.72

Net investment income(3)	0.12		0.19	0.19	0.14	0.15	0.14		0.17
Net realized and unrealized gain/(loss) on investments	(0.32)		2.15	1.17	(1.15)	0.79	2.08		2.43

Net increase/(decrease) in net assets resulting from operations	(0.20)		2.34	1.36	(1.01)	0.94	2.22		2.60

Dividends and distributions to shareholders from:
Net investment income	—		(0.65)	(0.41)	(0.04)	(0.22)	(0.13)		(0.13)
Net realized capital gains	—		—	—	(0.30)	(2.63)	(1.36)		—

Total dividends and distributions to shareholders	—		(0.65)	(0.41)	(0.34)	(2.85)	(1.49)		(0.13)

Net asset value, end of period	$11.10		$11.30	$9.61	$8.66	$10.01	$11.92		$11.19

Total investment return(4)	(1.77)%		24.92%	15.83%	(10.09)%	8.81%	20.54%		30.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,944		$8,963	$15,891	$44,822	$58,645	$59,166		$45,540
Ratio of expenses to average net assets	0.95	%(5)	0.95%	0.95%	0.95%	0.95%	0.95	%(5)	0.95%
Ratio of expenses to average net assets without waivers and expense reimbursements(6)	3.22	%(5)	3.12%	1.64%	1.31%	1.23%	1.18	%(5)	1.25%
Ratio of net investment income to average net assets	2.06	%(5)	1.80%	2.20%	1.54%	1.31%	2.09	%(5)	1.70%
Portfolio turnover rate	67.60	%(7)	68.14%	92.10%	95.16%	102.75%	53.87	%(7)	103.55%

(1)	The Fund changed its fiscal year end to April 30.
(2)

Effective prior to the opening of business on March 24, 2014, the Fund acquired substantially all of the assets and liabilities of the Mount Lucas U.S. Focused Equity Fund, a series of Scotia Institutional Funds (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflects the performance of the Predecessor Fund.

(3)	Calculated based on the average number of shares outstanding during the period.
(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized.

(5)	Annualized.
(6)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

9

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements

October 31, 2018

(Unaudited)

1. Organization and Significant Accounting Policies

The Mount Lucas U.S. Focused Equity Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class I shares and Class II shares. As of October 31, 2018, Class II shares have not been issued.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	quoted prices in active markets for identical securities;

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2018, in valuing the Fund’s investments carried at fair value:

	Total Value at 10/31/18	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$12,875,358	$12,875,358	$—	$—

*     Please refer to Portfolio of Investments for further details on portfolio holdings.

10

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the six months ended October 31, 2018, there were no transfers between Levels.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investment. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences may include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund

11

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Recent Accounting Pronouncement — Effective November 5, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. Management has evaluated the implications of adopting these amendments and there is no significant impact on the financial statements and accompanying notes.

2. Transactions with Related Parties and Other Service Providers

Mount Lucas Management LP (“Mount Lucas” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is entitled to an investment advisory fee of 0.75% (on an annualized basis), which is calculated daily and paid monthly based on the average daily net assets of the Fund. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s “total operating expenses” (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, extraordinary items, brokerage commissions and interest) do not exceed 0.95% (on an annual basis) of the Fund’s average daily net assets of Class I shares (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2019, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the date on which the Adviser reduced its compensation and/or assumed expenses of the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect as the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. As of October 31, 2018, the amount of potential recovery was as follows:

Expiration
April 30, 2019	April 30, 2020	April 30, 2021	October 31, 2021	Total
$184,461	$200,931	$255,858	$129,021	$770,271

For the six months ended October 31, 2018, the Adviser earned advisory fees of $42,566 and waived and reimbursed fees and expenses of $129,021.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

12

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. The remuneration paid to the Trustees by the Fund during the six months ended October 31, 2018 was $2,757. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Duff & Phelps, LLC (“D&P”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and D&P are compensated for their services provided to the Trust.

3. Investment in Securities

For the six months ended October 31, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$11,991,903	$7,478,987

4. Capital Share Transactions

For the six months ended October 31, 2018 and the year ended April 30, 2018, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018
	Shares	Value	Shares	Value
Class I
Sales	499,858	$5,858,680	48,213	$513,325
Reinvestments	—	—	56,774	594,992
Redemptions	(127,469)	(1,496,382)	(965,984)	(10,026,831)

Net Increase/(decrease)	372,389	$4,362,298	(860,997)	$(8,918,514)

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

For the year ended April 30, 2018, the tax character of distributions paid by the Fund was $638,821 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

13

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Concluded)

October 31, 2018

(Unaudited)

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Other Book/Tax Differences
$(1,764,614)	$211,407	$—	$1,176,279	$(2,339)

As of October 31, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$13,163,889

Gross unrealized appreciation	$310,775
Gross unrealized depreciation	(599,306)

Net unrealized depreciation	$(288,531)

The differences between the book and tax basis net unrealized depreciation are attributable primarily to the tax deferral of losses on wash sales.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2018, the Fund had no short-term capital loss deferrals, no long-term capital loss deferrals or ordinary loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2018, the Fund had long-term capital loss carryforwards of $1,764,614. All losses will be carried forward indefinitely and will retain their character as long-term capital losses.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

14

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (844) 261-6483 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Fund’s complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the Commission 60 days after the end of the Fund’s fiscal quarter.

15

Investment Adviser

Mount Lucas Management LP

405 South State Street

Newtown, PA 18940

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LUC-1018

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Semi-Annual Report

Performance Data

October 31, 2018 (Unaudited)

Credit Quality as of October 31, 2018

(as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the Fund, and not the Fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, intermediate-term, tax-exempt

Investment Objective

The Pacific Capital Tax-Free Securities Fund (the “Fund”) seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. The longer the average maturity of the Fund’s portfolio, the greater the fluctuation in value. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•  Top-down macroeconomic analysis of interest rate trends

•  Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

•  As of October 31, 2018, AMG manages $1.44 billion in mutual fund assets. In addition, AMG personnel also manage approximately $2.09 billion in assets on behalf of Bank of Hawaii clients.

1

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Semi-Annual Report

Performance Data (Concluded)

October 31, 2018 (Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2018

	Six Months*	1 Year	3 Year	5 Year	10 Year
Class Y	0.24%	-1.01%	1.20%	2.49%	3.67%
Barclays Capital Hawaii Municipal Bond Index	0.31%	-0.72%	1.55%	2.83%	4.28%

*Not Annualized

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.

As stated in the current prospectus dated September 1, 2018, the Fund’s “Total Annual Fund Operating Expenses” are 0.30%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver” are 0.10%, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has contractually agreed to waive its advisory fee (the “Waiver”) until August 31, 2019. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”).

Before the Fund commenced operations, all of the assets of the Tax-Free Securities Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Performance presented prior to June 28, 2010 reflects the performance of the Predecessor Fund.

Total returns reflect the waiver of advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

The performance of the Fund is measured against the Barclays Capital Hawaii Municipal Bond Index, a rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by Foreside Funds Distributors LLC.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

2

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Semi-Annual Report

Performance Data

October 31, 2018 (Unaudited)

Credit Quality as of October 31, 2018

(as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the Fund, and not the Fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, short-intermediate term, tax-exempt

Investment Objective

The Pacific Capital Tax-Free Short Intermediate Securities Fund (the “Fund”) seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax. The Fund seeks to provide greater price stability than a long-term bond fund.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•  Top-down macroeconomic analysis of interest rate trends

•  Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

•  As of October 31, 2018, AMG manages $1.44 billion in mutual fund assets. In addition, AMG personnel also manage approximately $2.09 billion in assets on behalf of Bank of Hawaii clients.

3

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Semi-Annual Report

Performance Data (Concluded)

October 31, 2018 (Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2018

	Six Months*	1 Year	3 Year	5 Year	10 Year
Class Y	0.37%	-0.58%	0.37%	0.78%	1.36%
Barclays Capital Hawaii 3-Year Municipal Bond Index	0.66%	-0.44%	0.48%	0.77%	1.95%

*Not Annualized

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.

As stated in the current prospectus dated September 1, 2018, the Fund’s “Total Annual Fund Operating Expenses” are 0.45%, and the Fund’s “Total Annual Fund Operating Expense After Fee Waiver” are 0.25%, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has contractually agreed to waive its advisory fee (the “Waiver”) until August 31, 2019. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”).

Before the Fund commenced operations, all of the assets of the Tax-Free Short Intermediate Securities Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Performance presented prior to June 28, 2010 reflects the performance of the Predecessor Fund.

Total returns reflect the waiver of advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

The performance of the Fund is measured against the Barclays Capital Hawaii 3-Year Municipal Bond Index, which is the 2-4 year component of the Barclays Capital Hawaii Municipal Bond Index and is a rules-based, market-value weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by Foreside Funds Distributors LLC.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

4

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure

October 31, 2018

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from May 1, 2018 through October 31, 2018 and held for the entire period.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure (Concluded)

October 31, 2018

(Unaudited)

		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period	Expense Ratio During Period***

Pacific Capital Tax-Free Securities Fund*
Actual Fund Return	Class Y	$1,000.00	$1,002.40	$0.56	0.11%
Hypothetical Fund Return (5% return before expenses)	Class Y	1,000.00	1,024.65	0.56	0.11%

Pacific Capital Tax-Free Short Intermediate Securities Fund*
Actual Fund Return	Class Y	$1,000.00	$1,003.70	$1.62	0.32%
Hypothetical Fund Return (5% return before expenses)	Class Y	1,000.00	1,023.59	1.63	0.32%

Pacific Capital U.S. Government Money Market Fund**
Actual Fund Return	Investor Class	$1,000.00	$1,006.30	$1.15	0.30%
Hypothetical Fund Return (5% return before expenses)	Investor Class	1,000.00	1,023.69	1.53	0.30%

*

Expense are equal to an annualized expense ratio for the six-month period ended October 31, 2018, multiplied by average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the period. The Funds’ ending account values on the first line in each table are based on the actual six-month total returns of 0.24% for the Pacific Capital Tax-Free Securities Fund and 0.37% for the Pacific Capital Tax-Free Short Intermediate Securities Fund.

**

Expenses are equal to an annualized expense ratio for the period beginning June 14, 2018, commencement of operations, to October 31, 2018, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (140), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual total returns for the Fund since commencement of operations of 0.63%. For comparison purposes, hypothetical expenses are as if the Investor Class shares had been in existence from May 1, 2018, and are equal to the Investor Class share’s annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by 365 to reflect the period.

***	Annualized.

6

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments

October 31, 2018

(Unaudited)

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — 98.5%
Alaska — 0.1%
Matanuska-Susitna AK, Prerefunded 09/01/19 at 100, 6.00%, 09/01/28, (AGC Insured)	380,000	392,574

Arizona — 2.2%
Phoenix Civic Improvement Corp., Civic Plaza, Convertible CAB, Series B, 5.50%, 07/01/31, (NATL-RE, FGIC Insured)	5,000,000	6,084,450

California — 1.4%
Norwalk-La Mirada Unified School District GO, CAB, OID, Series B, 0.00%, 08/01/27, (AGM-CR, FGIC Insured)	5,000,000	3,836,900

Guam — 0.7%
Territory Of Guam, Series A, Prerefunded 11/15/19 at 100, 6.75%, 11/15/29	1,775,000	1,861,957

Hawaii — 91.3%
Hawaii County GO, Series A, Prerefunded 03/01/20 at 100, 4.00%, 03/01/28	170,000	174,349
Hawaii County GO, Series A, Callable 03/01/27 at 100, 5.00%, 09/01/31	5,045,000	5,755,740
Hawaii County GO, Series A, Callable 03/01/27 at 100, 5.00%, 09/01/34	4,775,000	5,395,225

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii County GO, Series D, Refunding, 4.00%, 09/01/26	400,000	436,176
Hawaii Housing Finance & Development Corp., Multi-Family Housing, Iwilei Apartments, Series A, Callable 07/01/22 at 100, 3.75%, 01/01/31	3,120,000	3,131,544
Hawaii Housing Finance & Development Corp., Series A, Callable 01/01/20 at 100, 1.90%, 01/01/21, (GNMA Collateral Insured)	5,000,000	4,929,200
Hawaii Housing Finance & Development Corp., Series B, Callable 07/01/21 at 100, 3.88%, 07/01/25, (GNMA/FNMA/FHLMC Insured)	2,770,000	2,811,605
Hawaii State Airports System Revenue, AMT, Callable 08/01/23 at 100, 5.00%, 08/01/28	400,000	429,816
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.25%, 07/01/28	1,010,000	1,060,702

The accompanying notes are an integral part of the financial statements.

7

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

October 31, 2018

(Unaudited)

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Airports System Revenue, AMT, Callable 07/01/21 at 100, 5.00%, 07/01/23	3,500,000	3,725,890
Hawaii State Airports System Revenue, AMT, Callable 07/01/28 at 100, 5.00%, 07/01/48	2,250,000	2,441,902
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.25%, 07/01/23	1,000,000	1,050,540
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.25%, 07/01/27	545,000	572,359
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.25%, 07/01/29	4,040,000	4,242,808
Hawaii State Airports System Revenue, Series A, 5.25%, 07/01/20	820,000	860,475
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.25%, 07/01/21	1,000,000	1,050,880

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, 4.00%, 07/01/23	500,000	531,450
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Callable 07/01/23 at 100, 5.00%, 07/01/26	1,330,000	1,456,443
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company Subsidiary, Callable 07/01/19 at 100, 6.50%, 07/01/39	1,000,000	1,026,670
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, 3.10%, 05/01/26	3,400,000	3,317,584
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, 4.00%, 03/01/37	1,500,000	1,423,155
Hawaii State Department of Budget & Finance, Special Purpose Revenue, Kahala Nui, Callable 11/15/22 at 100, 5.00%, 11/15/27	1,790,000	1,957,168

The accompanying notes are an integral part of the financial statements.

8

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

October 31, 2018

(Unaudited)

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance, Special Purpose Revenue, Kahala Nui, Callable 11/15/22 at 100, 5.13%, 11/15/32	550,000	595,199
Hawaii State Department of Budget & Finance, Series A, Queens Health System, Callable 07/01/25 at 100, 5.00%, 07/01/35	10,000,000	10,946,400
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, 5.00%, 04/01/21	1,370,000	1,459,680
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, 5.00%, 04/01/24	500,000	562,915
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, Callable 04/01/27 at 100, 5.00%, 04/01/28	850,000	971,490
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, Callable 04/01/27 at 100, 5.00%, 04/01/32	335,000	375,749
Hawaii State Department of Hawaiian Home Lands, Kapolei Office Facility, Series A, Refunding, Callable 11/01/27 at 100, 5.00%, 11/01/28	1,170,000	1,349,326

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Hawaiian Home Lands, Kapolei Office Facility, Series A, Refunding, Callable 11/01/27 at 100, 5.00%, 11/01/30	800,000	912,480
Hawaii State Department of Hawaiian Home Lands, Kapolei Office Facility, Series A, Refunding, Callable 11/01/27 at 100, 5.00%, 11/01/31	815,000	926,174
Hawaii State GO, Series DQ, Prerefunded 06/01/19 at 100, 5.00%, 06/01/23	1,660,000	1,689,067
Hawaii State GO, Series DT, 5.00%, 11/01/19	2,150,000	2,214,457
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/30	1,805,000	1,951,350
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/22	155,000	167,087
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/23	1,790,000	1,929,584
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/25	885,000	956,756

The accompanying notes are an integral part of the financial statements.

9

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

October 31, 2018

(Unaudited)

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/27	1,620,000	1,746,328
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/27	1,155,000	1,248,648
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/31	1,730,000	1,870,268
Hawaii State GO, Series DZ, Unrefunded portion, Callable 12/01/21 at 100, 5.00%, 12/01/29	300,000	325,254
Hawaii State GO, Series DZ, Unrefunded portion, Callable 12/01/21 at 100, 5.00%, 12/01/30	1,235,000	1,338,962
Hawaii State GO, Series DZ, Unrefunded portion, Callable 12/01/21 at 100, 5.00%, 12/01/31	1,095,000	1,187,177
Hawaii State GO, Series EA, 5.00%, 12/01/19	265,000	273,568
Hawaii State GO, Series EA, 5.00%, 12/01/21	2,000,000	2,167,120
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/24	55,000	60,751

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/26	1,450,000	1,601,612
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/26	85,000	93,888
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/27	1,000,000	1,104,560
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/27	90,000	99,410
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/28	740,000	817,374
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/28	20,000	22,091
Hawaii State GO, Series EE, Unrefunded portion, Callable 11/01/22 at 100, 5.00%, 11/01/24	100,000	110,456
Hawaii State GO, Series EE, Unrefunded portion, Callable 11/01/22 at 100, 5.00%, 11/01/26	1,365,000	1,507,724

The accompanying notes are an integral part of the financial statements.

10

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

October 31, 2018

(Unaudited)

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EE, Unrefunded portion, Callable 11/01/22 at 100, 5.00%, 11/01/27	345,000	381,073
Hawaii State GO, Series EE, Unrefunded portion, Callable 11/01/22 at 100, 5.00%, 11/01/28	340,000	375,550
Hawaii State GO, Series EH, Prerefunded 08/01/23 at 100, 5.00%, 08/01/24	305,000	341,533
Hawaii State GO, Series EH, Prerefunded, ETM, 5.00%, 08/01/23	445,000	498,302
Hawaii State GO, Series EH, Prerefunded, ETM, 5.00%, 08/01/23	110,000	123,176
Hawaii State GO, Series EH, Unrefunded portion, 5.00%, 08/01/23	345,000	385,831
Hawaii State GO, Series EH, Unrefunded portion, Callable 08/01/23 at 100, 5.00%, 08/01/24	895,000	997,513
Hawaii State GO, Series EL, 5.00%, 08/01/23	1,000,000	1,118,350
Hawaii State GO, Series EO, Callable 08/01/24 at 100, 5.00%, 08/01/32	1,285,000	1,432,621
Hawaii State GO, Series EO, Prerefunded 08/01/24 at 100, 5.00%, 08/01/26	140,000	159,347

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EO, Unrefunded portion, Callable 08/01/24 at 100, 5.00%, 08/01/26	2,660,000	3,003,220
Hawaii State GO, Series EP, 5.00%, 08/01/24	1,000,000	1,134,170
Hawaii State GO, Series ET, 4.00%, 10/01/22	1,060,000	1,127,883
Hawaii State GO, Series EY, Callable 10/01/25 at 100, 5.00%, 10/01/27	3,040,000	3,478,216
Hawaii State GO, Series EZ, 5.00%, 10/01/21	4,000,000	4,317,880
Hawaii State GO, Series FB, 5.00%, 04/01/25	5,000,000	5,726,850
Hawaii State GO, Series FB, Callable 04/01/26 at 100, 4.00%, 04/01/29	2,000,000	2,112,940
Hawaii State GO, Series FG, Callable 10/01/26 at 100, 4.00%, 10/01/35	1,000,000	1,027,310
Hawaii State GO, Series FG, Callable 10/01/26 at 100, 5.00%, 10/01/30	10,000,000	11,414,500
Hawaii State GO, Series FK, 4.00%, 05/01/22	1,000,000	1,059,230
Hawaii State GO, Series FK, Callable 05/01/27 at 100, 4.00%, 05/01/37	2,000,000	2,036,100
Hawaii State GO, Series FK, Callable 05/01/27 at 100, 5.00%, 05/01/33	2,500,000	2,836,475
Hawaii State GO, Series FN, 5.00%, 10/01/26	4,000,000	4,663,920

The accompanying notes are an integral part of the financial statements.

11

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

October 31, 2018

(Unaudited)

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series FT, Callable 01/01/28 at 100, 5.00%, 01/01/36	4,000,000	4,516,920
Hawaii State Harbor System Revenue, Series A, Callable 07/01/20 at 100, 4.75%, 07/01/24	220,000	228,085
Hawaii State Harbor System Revenue, Series A, Callable 07/01/20 at 100, 5.63%, 07/01/40	3,125,000	3,289,875
Hawaii State Highway Fund Revenue, Series A, 5.00%, 01/01/21	1,250,000	1,325,162
Hawaii State Highway Fund Revenue, Series A, Prerefunded 01/01/22 at 100, 5.00%, 01/01/27	5,490,000	5,962,414
Hawaii State Highway Fund Revenue, Series A, Prerefunded 01/01/22 at 100, 5.00%, 01/01/28	1,120,000	1,216,376
Hawaii State Highway Fund Revenue, Series B, Callable 07/01/26 at 100, 5.00%, 01/01/28	875,000	1,006,915
Hawaii State Highway Fund Revenue, Series B, Callable 07/01/26 at 100, 5.00%, 01/01/29	5,000,000	5,724,100

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/24	510,000	577,794
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/24 at 100, 5.00%, 07/01/27	850,000	952,960
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/22 at 100, 5.00%, 07/01/26	3,125,000	3,402,531
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/24 at 100, 5.00%, 07/01/25	1,500,000	1,692,630
Honolulu City & County GO, Series A, 5.00%, 11/01/18	1,015,000	1,015,000
Honolulu City & County GO, Series A, Prerefunded 04/01/19 at 100, 5.00%, 04/01/24	1,110,000	1,124,463
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/25	2,855,000	3,153,519

The accompanying notes are an integral part of the financial statements.

12

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

October 31, 2018

(Unaudited)

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/26	2,000,000	2,209,120
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/31	2,175,000	2,454,879
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/31	450,000	497,052
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/32	1,970,000	2,175,983
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/35	3,000,000	3,354,180
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/37	400,000	445,380
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/38	1,040,000	1,155,939
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/39	1,000,000	1,110,170
Honolulu City & County GO, Series A, ETM, 5.00%, 11/01/22	2,000,000	2,209,120

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, Refunding, 5.00%, 10/01/19	1,000,000	1,027,570
Honolulu City & County GO, Series A, Refunding, Callable 11/01/22 at 100, 4.00%, 11/01/37	1,000,000	1,018,500
Honolulu City & County GO, Series B, Callable 11/01/22 at 100, 5.00%, 11/01/23	2,050,000	2,256,107
Honolulu City & County GO, Series B, Callable 12/01/20 at 100, 5.00%, 12/01/25	2,280,000	2,413,882
Honolulu City & County GO, Series B, Refunding, 5.00%, 12/01/18	1,000,000	1,002,510
Honolulu City & County GO, Series B, Refunding, 5.00%, 08/01/19	1,220,000	1,247,621
Honolulu City & County GO, Series B, Refunding, 5.00%, 10/01/22	1,000,000	1,102,060
Honolulu City & County GO, Series B, Refunding, 5.00%, 10/01/25	2,300,000	2,656,638
Honolulu City & County GO, Series C, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/27	2,000,000	2,289,660
Honolulu City & County GO, Series C, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/29	3,500,000	3,978,520

The accompanying notes are an integral part of the financial statements.

13

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

October 31, 2018

(Unaudited)

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series E, Refunding, Callable 09/01/27 at 100, 5.00%, 09/01/30	1,500,000	1,727,385
Honolulu City & County GO, Variable Honolulu Rail Transit Project, SIFMA + 0.30%, Callable 11/23/18 at 100, 1.91%, 09/01/22(a)	1,500,000	1,498,875
Honolulu City & County Waste Water System Revenue, Refunding, Junior Series A, Callable 07/01/25 at 100, 5.00%, 07/01/30	4,000,000	4,502,960
Honolulu City & County Waste Water System Revenue, Senior 1st Bond Resolution, Refunding, 5.00%, 07/01/20	250,000	261,870
Honolulu City & County Waste Water System Revenue, Senior 1st Bond Resolution, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/26	3,000,000	3,427,950
Honolulu City & County Waste Water System Revenue, Senior 1st Bond Resolution, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/27	1,325,000	1,511,414

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Waste Water System Revenue, Senior 1st Bond Resolution, Series A, Callable 07/01/25 at 100, 5.00%, 07/01/29	100,000	113,286
Honolulu City & County Waste Water System Revenue, Senior 1st Bond Resolution, Series A, Callable 01/01/28 at 100, 5.00%, 07/01/36	2,000,000	2,258,460
Honolulu City & County Waste Water System Revenue, Senior Series B, Refunding, Callable 07/01/26 at 100, 5.00%, 07/01/35	125,000	139,999
Kauai County GO, 5.00%, 08/01/23	300,000	334,932
Kauai County GO, 5.00%, 08/01/27	250,000	292,400
Kauai County GO, Callable 08/01/27 at 100, 5.00%, 08/01/31	250,000	286,550
Kauai County GO, Callable 08/01/27 at 100, 4.00%, 08/01/33	270,000	280,498
Kauai County GO, Callable 08/01/27 at 100, 5.00%, 08/01/42	775,000	863,761
Kauai County GO, Series A, Callable 08/01/21 at 100, 3.25%, 08/01/23	1,000,000	1,022,710

The accompanying notes are an integral part of the financial statements.

14

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

October 31, 2018

(Unaudited)

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Kauai County GO, Series A, Callable 08/01/22 at 100, 3.13%, 08/01/27	1,295,000	1,302,951
Kauai County GO, Series A, Refunding, 5.00%, 08/01/19	260,000	265,866
Kauai County GO, Series A, Refunding, 5.00%, 08/01/22	315,000	345,476
Maui County GO, Refunding, 5.00%, 06/01/19	500,000	508,810
Maui County GO, Refunding, 5.00%, 06/01/20	1,075,000	1,123,536
Maui County GO, Refunding, 5.00%, 06/01/21	1,500,000	1,608,300
Maui County GO, Refunding, 5.00%, 06/01/23	300,000	335,157
Maui County GO, Refunding, 5.00%, 09/01/28	975,000	1,155,424
Maui County GO, Refunding, 4.00%, 09/01/31	5,305,000	5,739,480
University of Hawaii Revenue, Series A, Callable 10/01/19 at 100, 5.25%, 10/01/34	1,000,000	1,029,820
University of Hawaii Revenue, Series A-2, 4.00%, 10/01/19	170,000	173,140
University of Hawaii Revenue, Series B, Refunding, 4.00%, 10/01/24	165,000	177,771

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
University of Hawaii Revenue, Series B, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/35	1,000,000	1,116,740
University of Hawaii Revenue, Series E, Refunding, 5.00%, 10/01/24	3,000,000	3,395,760
University of Hawaii Revenue, Series E, Refunding, Callable 10/01/26 at 100, 5.00%, 10/01/31	1,000,000	1,130,910
University of Hawaii Revenue, Series F, Refunding, Callable 10/01/27 at 100, 5.00%, 10/01/36	3,000,000	3,351,690
University of Hawaii Revenue, Series F, Refunding, Callable 10/01/27 at 100, 5.00%, 10/01/37	2,000,000	2,229,580

		253,423,672

Illinois — 1.4%
Illinois Municipal Electric Agency Power Supply Revenue, Series C, 5.25%, 02/01/21, (NATL-RE, FGIC Insured)	3,665,000	3,894,539

The accompanying notes are an integral part of the financial statements.

15

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

October 31, 2018

(Unaudited)

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
New Jersey — 0.1%
Passaic Valley Sewage Commission Revenue, Series G, Refunding, 5.75%, 12/01/21	300,000	327,702

Texas — 1.3%
Galveston County GO, CAB, OID, Series RD, 0.00%, 02/01/24, (NATL-RE Insured)	2,630,000	2,293,045
Houston Combined Utility System Revenue, Unrefunded Balance CAB, OID, Junior Series A, 0.00%, 12/01/27, (AGM Insured)	2,000,000	1,501,780

		3,794,825

TOTAL MUNICIPAL BONDS (Cost $275,129,662)		273,616,619

	Shares	Value ($)

REGISTERED INVESTMENT COMPANY — 0.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.05%(b)	1,584,982	1,584,982

TOTAL REGISTERED INVESTMENT COMPANY (Cost $1,584,982)		1,584,982

TOTAL INVESTMENTS - 99.1% (Cost $276,714,644)		275,201,601
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%		2,396,605

NET ASSETS - 100.0%		$277,598,206

The accompanying notes are an integral part of the financial statements.

16

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Concluded)

October 31, 2018

(Unaudited)

(a)

Variable rate investments. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2018.

Portfolio holdings are subject to change at any time.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AGM-CR	Assured Guaranty Municipal Corp.
Custodial Receipts
AMT	Subject to Alternative Minimum Tax
CAB	Capital Appreciation Bond
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage
Association
GO	General Obligation
MWC	Make Whole Callable
NATL-RE	National Reinsurance Corp.
OID	Original Issue Discount
SIFMA	The Securities Industry and Financial
Markets Association Municipal Swap Index

The accompanying notes are an integral part of the financial statements.

17

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments

October 31, 2018

(Unaudited)

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — 97.7%
Hawaii — 95.4%
Hawaii County GO, Series A, 5.00%, 09/01/20	1,000,000	1,051,970
Hawaii County GO, Series B, Refunding, 4.00%, 09/01/19	500,000	508,435
Hawaii County GO, Series D, Refunding, 4.00%, 09/01/26	500,000	545,220
Hawaii Housing Finance & Development Corp., Hale-Kewalo Apartments, Series A, Callable 01/01/20 at 100, 1.90%, 01/01/21, (GNMA Collateral Insured)	650,000	640,796
Hawaii Housing Finance & Development Corp., Series B, 2.95%, 07/01/19, (GNMA/FNMA/FHLMC Insured)	30,000	30,082
Hawaii Housing Finance & Development Corp., Series B, Refunding, OID, Callable 07/01/19 at 100, 5.00%, 07/01/25, (AGM Insured)	100,000	101,380
Hawaii Pacific Health, Series B, 5.00%, 07/01/20	175,000	183,192
Hawaii State Airports System Revenue, AMT, Callable 08/01/23 at 100, 5.00%, 08/01/27	260,000	280,210

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Airports System Revenue, Refunding, AMT, 5.00%, 07/01/19	135,000	137,456
Hawaii State Airports System Revenue, Refunding, AMT, 5.00%, 07/01/21	2,000,000	2,126,420
Hawaii State Airports System Revenue, Refunding, AMT, Callable 07/01/21 at 100, 5.00%, 07/01/22	500,000	532,405
Hawaii State Airports System Revenue, Refunding, AMT, 5.00%, 07/01/27	1,000,000	1,159,830
Hawaii State Airports System Revenue, Refunding, AMT, OID, Callable 07/01/21 at 100, 4.13%, 07/01/24	500,000	516,875
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company Subsidiary, Callable 07/01/19 at 100, 6.50%, 07/01/39	50,000	51,334
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, 3.10%, 05/01/26	1,320,000	1,288,003

The accompanying notes are an integral part of the financial statements.

18

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

October 31, 2018

(Unaudited)

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance, Pacific Health Obligation, 5.00%, 07/01/22	200,000	218,422
Hawaii State Department of Budget & Finance, Series A, Queens Health System, 4.00%, 07/01/19	400,000	405,080
Hawaii State Department of Budget & Finance, Series A, Queens Health System, 5.00%, 07/01/22	40,000	43,655
Hawaii State Department of Budget & Finance, Series A, Queens Health System, 5.00%, 07/01/24	495,000	556,900
Hawaii State Department of Budget & Finance, Series A, Queens Health System, Callable 07/01/25 at 100, 5.00%, 07/01/27	300,000	337,527
Hawaii State Department of Budget & Finance, Series B, Pacific Health Obligation, 3.00%, 07/01/19	55,000	55,338
Hawaii State Department of Hawaiian Home Lands, OID, Callable 04/01/19 at 100, 5.13%, 04/01/21	20,000	20,263

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Hawaiian Home Lands, OID, Callable 04/01/19 at 100, 5.50%, 04/01/23	125,000	126,832
Hawaii State Department of Hawaiian Home Lands, Refunding, 4.00%, 04/01/20	1,555,000	1,596,363
Hawaii State GO, Series DQ, Prerefunded, Callable 06/01/19 at 100, 5.00%, 06/01/20	145,000	147,539
Hawaii State GO, Series DQ, Prerefunded, Callable 06/01/19 at 100, 5.00%, 06/01/24	185,000	188,239
Hawaii State GO, Series DZ, Prerefunded, Callable 12/01/21 at 100, 5.00%, 12/01/30	965,000	1,043,242
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/22	190,000	204,816
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/23	190,000	204,816
Hawaii State GO, Series DZ, Prerefunded, ETM, 5.00%, 12/01/19	130,000	133,934
Hawaii State GO, Series DZ, Refunding, ETM, 5.00%, 12/01/20	255,000	269,706

The accompanying notes are an integral part of the financial statements.

19

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

October 31, 2018

(Unaudited)

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DZ, Unrefunded portion, Callable 12/01/21 at 100, 5.00%, 12/01/31	360,000	390,305
Hawaii State GO, Series EA, Refunding, 4.00%, 12/01/20	1,025,000	1,064,647
Hawaii State GO, Series EA, Refunding, Callable 12/01/21 at 100, 5.00%, 12/01/23	1,025,000	1,106,200
Hawaii State GO, Series EE, ETM, 4.00%, 11/01/22	1,305,000	1,391,835
Hawaii State GO, Series EE, Prerefunded, Callable 11/01/22 at 100, 5.00%, 11/01/24	45,000	49,705
Hawaii State GO, Series EE, Prerefunded, Callable 11/01/22 at 100, 5.00%, 11/01/27	740,000	817,374
Hawaii State GO, Series EE, Unrefunded, Callable 11/01/22 at 100, 5.00%, 11/01/24	25,000	27,614
Hawaii State GO, Series EF, Refunding, Callable 11/01/22 at 100, 5.00%, 11/01/24	960,000	1,054,982
Hawaii State GO, Series EH, Callable 08/01/23 at 100, 5.00%, 08/01/25	500,000	555,845

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EH, Prerefunded, Callable 08/01/23 at 100, 5.00%, 08/01/24	255,000	285,544
Hawaii State GO, Series EH, Unrefunded, Callable 08/01/23 at 100, 5.00%, 08/01/24	745,000	830,332
Hawaii State GO, Series EP, Refunding, 5.00%, 08/01/22	1,000,000	1,097,880
Hawaii State GO, Series FG, 5.00%, 10/01/22	410,000	451,521
Hawaii State GO, Series FT, 3.00%, 01/01/23	1,000,000	1,028,030
Hawaii State GO, Series FT, 4.00%, 01/01/24	1,000,000	1,074,230
Hawaii State Harbor System Revenue, Series A, Callable 07/01/20 at 100, 5.00%, 07/01/24	585,000	609,839
Hawaii State Harbor System Revenue, Series A, OID, Callable 07/01/20 at 100, 4.50%, 07/01/22	35,000	36,191
Hawaii State Highway Fund Revenue, OID, Callable 01/01/19 at 100, 5.50%, 01/01/25	140,000	140,832

The accompanying notes are an integral part of the financial statements.

20

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

October 31, 2018

(Unaudited)

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Highway Fund Revenue, Series A, 5.00%, 01/01/21	1,000,000	1,060,130
Hawaii State Highway Fund Revenue, Series A, 4.00%, 01/01/21	1,000,000	1,039,100
Honolulu City & County GO, Series A, Callable 08/01/21 at 100, 5.00%, 08/01/26	700,000	753,116
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/24 at 100, 5.00%, 07/01/27	210,000	235,437
Honolulu City & County Board of Water Supply System Revenue, Refunding, Series A, 5.00%, 07/01/20	320,000	335,193
Honolulu City & County Board of Water Supply System Revenue, Refunding, Series A, 5.00%, 07/01/22	650,000	711,789
Honolulu City & County Board of Water Supply System Revenue, Refunding, Series A, 5.00%, 07/01/23	515,000	574,215

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply System Revenue, Refunding, Series A, Callable 07/01/24 at 100, 5.00%, 07/01/26	105,000	118,012
Honolulu City & County GO, Series A, Callable 04/01/19 at 100, 5.00%, 04/01/20	90,000	91,173
Honolulu City & County GO, Series A, Callable 04/01/19 at 100, 5.00%, 04/01/26	210,000	212,736
Honolulu City & County GO, Series A, OID, Callable 08/01/21 at 100, 4.00%, 08/01/29	20,000	20,987
Honolulu City & County GO, Series B, 4.00%, 10/01/19	500,000	509,280
Honolulu City & County GO, Series B, 5.00%, 09/01/20	1,000,000	1,052,150
Honolulu City & County GO, Series B, 5.00%, 09/01/22	1,000,000	1,100,740
Honolulu City & County GO, Series D, Callable 09/01/19 at 100, 5.25%, 09/01/23	1,000,000	1,027,360
Honolulu City & County GO, Series D, ETM, 5.00%, 09/01/19	115,000	117,912

The accompanying notes are an integral part of the financial statements.

21

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

October 31, 2018

(Unaudited)

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Variable Honolulu Rail Transit Project, SIFMA + 0.30%, Callable 11/23/18 at 100, 1.91%, 09/01/22(a)	500,000	499,625
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Refunding, Senior Series A, 5.00%, 07/01/20	1,000,000	1,047,480
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Refunding, Senior Series A, 5.00%, 07/01/21	1,015,000	1,088,933
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Refunding, Senior Series B, 4.00%, 07/01/21	545,000	570,669
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Senior Series A, Callable 07/01/22 at 100, 5.00%, 07/01/23	500,000	548,825
Honolulu City & County Wastewater System Revenue, Senior Series A, 4.00%, 07/01/21	1,005,000	1,052,335

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Wastewater System Revenue, Senior Series A, Callable 07/01/21 at 100, 5.25%, 07/01/36	35,000	37,812
Kauai Country GO, 2.00%, 08/01/19	200,000	200,086
Kauai Country GO, 3.00%, 08/01/20	305,000	309,730
Kauai County GO, Refunding, Series A, 5.00%, 08/01/19	35,000	35,790
Kauai County GO, Refunding, Series A, 4.00%, 08/01/19	150,000	152,277
Kauai County GO, Refunding, Series A, 4.00%, 08/01/20	10,000	10,326
Kauai County GO, Refunding, Series A, 3.00%, 08/01/20	345,000	350,351
Maui County GO, Refunding, 5.00%, 06/01/19	185,000	188,260
Maui County GO, Refunding, 5.00%, 09/01/19	320,000	327,994
Maui County GO, Refunding, 5.00%, 06/01/21	225,000	241,245
Maui County GO, Refunding, 5.00%, 09/01/21	20,000	21,562

The accompanying notes are an integral part of the financial statements.

22

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

October 31, 2018

(Unaudited)

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Maui County GO, Refunding, 5.00%, 09/01/23	1,000,000	1,121,770
University of Hawaii Revenue, Refunding, Series B, 4.00%, 10/01/23	525,000	561,697
University of Hawaii Revenue, Refunding, Series B, 4.00%, 10/01/24	500,000	538,700
University of Hawaii Revenue, Refunding, Series F, 5.00%, 10/01/21	500,000	538,120

		45,122,103

New Mexico — 1.1%
Albuquerque Bernalillo County Water Utility Authority, Refunding, 5.00%, 07/01/19	500,000	510,030

Texas — 1.2%
Austin City GO, Refunding, 5.00%, 09/01/24	500,000	567,410

TOTAL MUNICIPAL BONDS (Cost $46,620,788)		46,199,543

	Principal Amount ($)	Value ($)

REGISTERED INVESTMENT COMPANY — 1.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.05%(b)	737,000	737,000
TOTAL REGISTERED INVESTMENT COMPANY (Cost $737,000)		737,000

TOTAL INVESTMENTS - 99.2% (Cost $47,357,788)		46,936,543
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%		369,653

NET ASSETS - 100.0%		$47,306,196

(a)

Variable rate investments. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2018.

The accompanying notes are an integral part of the financial statements.

23

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Concluded)

October 31, 2018

(Unaudited)

Portfolio holdings are subject to change at any time.

AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
ETM	Escrowed To Maturity
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
MWC	Make Whole Callable
OID	Original Issue Discount
SIFMA	The Securities Industry and Financial Markets Association Municipal Swap Index

The accompanying notes are an integral part of the financial statements.

24

PACIFIC CAPITAL FUNDS

Pacific Capital U.S. Government Money Market Fund

Portfolio Holdings Summary Table

October 31, 2018

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
SECURITY TYPE:
U.S. Government Agency Obligations	78.3%	$367,484,855
U.S. Treasury Obligations.	13.8	64,936,203
Registered Investment Company	10.5	49,214,152
Liabilities in Excess of Other Assets	(2.6)	(12,036,624)

NET ASSETS	100.0%	$469,598,586

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

25

PACIFIC CAPITAL FUNDS

Pacific Capital U.S. Government Money Market Fund

Portfolio of Investments

October 31, 2018

(Unaudited)

	Par Amount ($)	Value ($)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 78.3%
Federal Farm Credit Banks — 1.3%
2.18%(1-M LIBOR - 0.10%), 09/05/2019(a)	6,000,000	5,999,949

Federal Home Loan Bank — 62.1%
1.09%, 11/05/2018(b)	12,410,000	12,407,013
2.08%, 11/02/2018(b)	10,000,000	9,999,425
2.11%, 11/01/2018(b)	50,000,000	50,000,000
2.17%, 11/07/2018(b)	34,175,000	34,162,731
2.17%, 11/14/2018(b)	20,260,000	20,244,123
2.19%, 11/21/2018(b)	40,000,000	39,951,333
2.19%, 11/28/2018(b)	35,000,000	34,942,513
2.19%, 11/29/2018(b)	45,000,000	44,923,350
2.20%, 11/30/2018(b)	15,000,000	14,973,538
2.20%, 12/11/2018(b)	30,000,000	29,927,000

		291,531,026

Federal National Mortgage Association — 10.6%
2.28%, 11/27/2018(b)	50,000,000	49,976,786

Tennessee Valley Authority — 4.3%
2.17%, 11/20/2018(b)	20,000,000	19,977,094

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $367,484,855)		367,484,855

U.S. TREASURY OBLIGATIONS — 13.8%
U.S. Treasury Bills — 10.6%
2.07%, 11/08/2018(b)	10,000,000	9,995,990
2.13%, 11/23/2018(b)	20,000,000	19,973,967
2.16%, 11/15/2018(b)	20,000,000	19,983,262

		49,953,219

	Par Amount ($)	Value ($)

U.S. TREASURY OBLIGATIONS — (Continued)
U.S. Treasury Notes — 3.2%
2.19%, 12/15/2018(b)	15,000,000	14,982,984

TOTAL U.S. TREASURY OBLIGATIONS (Cost $64,936,203)		64,936,203

	Shares

REGISTERED INVESTMENT COMPANY — 10.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.05%(c)	49,214,152	49,214,152

TOTAL REGISTERED INVESTMENT COMPANY (Cost $49,214,152)		49,214,152

TOTAL INVESTMENTS - 102.6% (Cost $481,635,210)		481,635,210
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.6)%		(12,036,624)

NET ASSETS - 100.0%		$469,598,586

(a)

Variable rate investments. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b)	Interest rate disclosed represents the discount rate at the time of purchase.
(c)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2018.

The accompanying notes are an integral part of the financial statements.

26

PACIFIC CAPITAL FUNDS

Pacific Capital U.S. Government Money Market Fund

Portfolio of Investments

October 31, 2018

(Unaudited)

Portfolio holdings are subject to change at any time.

LIBOR	London Interbank Offered Rate
1-M	One Month

The accompanying notes are an integral part of the financial statements.

27

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities

October 31, 2018

(Unaudited)

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund	Pacific Capital U.S. Government Money Market Fund
Assets
Investments, at value*	$275,201,601	$46,936,543	$481,635,210
Receivable for capital shares sold	61,724	1,616	10,356,836
Interest receivable	3,255,090	572,709	457,328
Prepaid expenses and other assets	19,752	4,272	29,487

Total assets	278,538,167	47,515,140	492,478,861

Liabilities
Payable for investments purchased	—	—	22,653,548
Payable for capital shares redeemed	741,249	150,823	—
Payable for distributions to shareholders	116,223	12,518	—
Payable for administration and accounting fees	33,768	15,635	15,536
Payable for audit fees	13,260	13,873	9,216
Payable for printing fees	12,234	329	4,258
Payable for custodian fees	11,759	6,597	4,159
Payable for transfer agent fees	5,410	5,342	5,649
Payable for Trustees and Officers	3,050	208	362
Payable for legal fees	2,207	1,998	68
Payable for distribution fees	—	—	124,603
Payable to Investment Adviser	—	—	62,302
Accrued expenses	801	1,621	574

Total liabilities	939,961	208,944	22,880,275

Net Assets	$277,598,206	$47,306,196	$469,598,586

Net Assets consisted of:
Capital stock, $0.01 par value	$281,187	$47,735	$4,695,985
Paid-in capital	280,615,105	47,812,742	464,902,493
Total distributable earnings/(loss)	(3,298,086)	(554,281)	108

Net Assets	$277,598,206	$47,306,196	$469,598,586

Class Y:
Net assets	$277,598,206	$47,306,196	$—

Shares outstanding	28,118,681	4,773,523	—

Net asset value, offering and redemption price per share	$9.87	$9.91	$—

Investor Class:
Net assets	$—	$—	$469,598,586

Shares outstanding	—	—	469,598,475

Net asset value, offering and redemption price per share	$—	$—	$1.00

* Investments, at cost	$276,714,644	$47,357,788	$481,635,210

The accompanying notes are an integral part of the financial statements.

28

PACIFIC CAPITAL FUNDS

Statements of Operations

For the Six Months Ended October 31, 2018

(Unaudited)

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund	Pacific Capital U.S. Government Money Market Fund*
Investment income
Interest	$3,711,461	$455,958	$2,021,140
Dividends	12,060	9,038	44,247

Total investment income	3,723,521	464,996	2,065,387

Expenses
Advisory fees (Note 2)	287,510	50,468	420,553
Trustees’ and officers’ fees (Note 2)	40,912	10,593	11,794
Administration and accounting fees	36,741	25,108	28,029
Legal fees	22,316	4,762	9,383
Custodian fees (Note 2)	14,643	9,126	8,843
Audit fees	14,488	14,350	9,216
Transfer agent fees (Note 2)	12,833	10,334	9,316
Printing and shareholder reporting fees	11,537	2,589	7,319
Registration and filing fees	193	267	12,127
Distribution fees (Investor Class) (Note 2)	—	—	262,846
Other expenses	10,989	2,709	2,267

Total expenses before waivers and reimbursements	452,162	130,306	781,693

Less: waivers and reimbursements (Note 2)	(287,510)	(50,468)	(472,718)

Net expenses after waivers and reimbursements	164,652	79,838	308,975

Net investment income	3,558,869	385,158	1,756,412

Net realized and unrealized gain/(loss) from investments
Net realized gain/(loss) from investments	(59,461)	(61,432)	108
Net change in unrealized appreciation/(depreciation) on investments	(2,525,512)	(81,454)	—

Net realized and unrealized gain/(loss) on investments	(2,584,973)	(142,886)	108

Net increase in net assets resulting from operations	$973,896	$242,272	$1,756,520

*	The Pacific Capital U.S. Government Money Market Fund commenced operations on June 14, 2018.

The accompanying notes are an integral part of the financial statements.

29

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Statements of Changes in Net Assets

	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018
Increase/(decrease) in net assets from operations:
Net investment income	$3,558,869	$7,434,038
Net realized gain/(loss) from investments	(59,461)	268,252
Net change in unrealized appreciation/(depreciation) on investments	(2,525,512)	(5,575,319)

Net increase in net assets resulting from operations	973,896	2,126,971

Less dividends and distributions to shareholders from:
Distributions:
Class Y	(3,558,881)	—
Net investment income:
Class Y	—	(7,434,041)

Net decrease in net assets from dividends and distributions to shareholders	(3,558,881)	(7,434,041)

Decrease in net assets derived from capital share transactions (Note 4)	(8,985,732)	(20,256,905)

Total decrease in net assets	(11,570,717)	(25,563,975)

Net assets
Beginning of period	289,168,923	314,732,898

End of period*	$277,598,206	$289,168,923

*

Net assets - end of period includes accumulated net investment loss of $3 for the year ended April 30, 2018. Effective November 5, 2018, the SEC has eliminated the requirement to disclose accumulated net investment loss.

The accompanying notes are an integral part of the financial statements.

30

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Statements of Changes in Net Assets

	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018
Increase/(decrease) in net assets from operations:
Net investment income	$385,158	$837,652
Net realized loss from investments	(61,432)	(16,937)
Net change in unrealized appreciation/(depreciation) on investments	(81,454)	(1,040,931)

Net increase/(decrease) in net assets resulting from operations	242,272	(220,216)

Less dividends and distributions to shareholders from:
Distributions:
Class Y	(385,203)	—
Net investment income:
Class Y	—	(837,602)
Net realized capital gains:
Class Y	—	(19,826)

Net decrease in net assets from dividends and distributions to shareholders	(385,203)	(857,428)

Decrease in net assets derived from capital share transactions (Note 4)	(4,913,551)	(14,634,599)

Total decrease in net assets	(5,056,482)	(15,712,243)

Net assets
Beginning of period	52,362,678	68,074,921

End of period*	$47,306,196	$52,362,678

*

Net assets - end of period includes accumulated net investment loss of $10,949 for the year ended April 30, 2018. Effective November 5, 2018, the SEC has eliminated the requirement to disclose accumulated net investment loss.

The accompanying notes are an integral part of the financial statements.

31

PACIFIC CAPITAL FUNDS

Pacific Capital U.S. Government Money Market Fund

Statement of Changes in Net Assets

For the Period June 14, 2018* to October 31, 2018 (Unaudited)
Increase in net assets from operations:
Net investment income	$1,756,412
Net realized gain from investments	108

Net increase in net assets resulting from operations	1,756,520

Less dividends and distributions to shareholders from:
Distributions:
Investor Class.	(1,756,412)

Net decrease in net assets from dividends and distributions to shareholders	(1,756,412)

Increase in net assets derived from capital share transactions (Note 4)	469,598,478

Total increase in net assets	469,598,586

Net assets
Beginning of period	—

End of period	$469,598,586

* Commencement of operations.

The accompanying notes are an integral part of the financial statements.

32

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Financial Highlights

Contained below is per share operating performance data for Class Y shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Class Y shares	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$9.97		$10.15	$10.41	$10.24	$10.18	$10.51

Net investment income	0.12		0.25	0.25	0.30	0.33	0.33
Net realized and unrealized gain/(loss) from investments	(0.10)		(0.18)	(0.26)	0.17	0.06	(0.33)

Net increase/(decrease) in net assets resulting from operations	0.02		0.07	(0.01)	0.47	0.39	—

Dividends and distributions to shareholders from:
Net investment income	(0.12)		(0.25)	(0.25)	(0.30)	(0.33)	(0.33)

Net asset value, end of period	$9.87		$9.97	$10.15	$10.41	$10.24	$10.18

Total investment return(1)	0.24%		0.63%	(0.10)%	4.63%	3.87%	0.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$277,598		$289,169	$314,733	$300,517	$211,289	$218,771
Ratio of expenses to average net assets	0.11	%*	0.10%	0.10%	0.10%	0.12%	0.11%
Ratio of expenses to average net assets without waivers(2)	0.31	%*	0.30%	0.30%	0.30%	0.32%	0.31%
Ratio of net investment income to average net assets	2.48	%*	2.41%	2.42%	2.87%	3.21%	3.30%
Portfolio turnover rate	6.70	%**	21.68%	15.26%	17.57%	16.60%	5.35%

*	Annualized.
**	Not Annualized.
(1)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized.

(2)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

33

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Financial Highlights

Contained below is per share operating performance data for Class Y shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Class Y shares	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018		For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$9.95		$10.14		$10.27	$10.19	$10.17	$10.30

Net investment income	0.08		0.14		0.13	0.12	0.10	0.12
Net realized and unrealized gain/(loss) from investments	(0.04)		(0.19)		(0.10)	0.08	0.02	(0.13)

Net increase/(decrease) in net assets resulting from operations	0.04		(0.05)		0.03	0.20	0.12	(0.01)

Dividends and distributions to shareholders from:
Net investment income	(0.08)		(0.14)		(0.13)	(0.12)	(0.10)	(0.12)
Net realized gains	—		(0.00	)(1)	(0.03)	—	—	—

Total dividends and distributions and shareholders	(0.08)		(0.14)		(0.16)	(0.12)	(0.10)	(0.12)

Net asset value, end of period	$9.91		$9.95		$10.14	$10.27	$10.19	$10.17

Total investment return(2)	0.37%		(0.49)%		0.24%	1.93%	1.23%	(0.09)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,306		$52,363		$68,075	$90,438	$132,494	$108,671
Ratio of expenses to average net assets	0.32	%*	0.25%		0.25%	0.15%	0.13%	0.19%
Ratio of expenses to average net assets without waivers(3)	0.52	%*	0.45%		0.45%	0.35%	0.33%	0.39%
Ratio of net investment income to average net assets	1.53	%*	1.36%		1.24%	1.12%	1.02%	1.15%
Portfolio turnover rate	18.08	%**	27.24%		18.90%	18.87%	24.07%	26.98%

*	Annualized.
**	Not Annualized.
(1)	Amount is less than $0.005 per share.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized.

(3)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

34

PACIFIC CAPITAL FUNDS

Pacific Capital U.S. Government Money Market Fund

Financial Highlights

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Investor Class shares	For the Period June 14, 2018* to October 31, 2018 (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$1.00

Net investment income	0.0063
Net realized gain from investments	0.0000	(1)

Net increase in net assets resulting from operations	0.0063

Dividends and distributions to shareholders	(0.0063)

Net asset value, end of period	$1.00

Total investment return(2)	0.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$469,599
Ratio of expenses to average net assets	0.30	%(3)
Ratio of expenses to average net assets without waivers(4)	0.75	%(3)
Ratio of net investment income to average net assets	1.68	%(3)

*	Commencement of operations.
(1)	Amount is less than $0.00005 per share.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

35

PACIFIC CAPITAL FUNDS

Notes to Financial Statements

October 31, 2018

(Unaudited)

1. Organization and Significant Accounting Policies

The Pacific Capital Tax-Free Securities Fund, the Pacific Capital Tax-Free Short Intermediate Securities Fund and the Pacific Capital U.S. Government Money Market Fund (each a “Fund” and together the “Funds”) are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund are non-diversified. The Pacific Capital U.S. Government Money Market Fund is diversified. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund are each authorized to issue and offer Class Y shares. The Pacific Capital U.S. Government Money Market Fund commenced investment operations on June 14, 2018, and is authorized to issue and offer Investor Class shares.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

36

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

The Pacific Capital U.S. Government Money Market Fund operates as a “government money market fund” as that term is defined in Rule 2a-7 under the 1940 Act. It is the Fund’s policy to maintain a constant NAV per share of $1.00 and the Fund has adopted certain investment, portfolio valuation, and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a constant NAV per share of $1.00.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	quoted prices in active markets for identical securities;

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

Securities held within the Pacific Capital U.S. Government Money Market Fund are generally valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

37

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

The following is a summary of the inputs used, as of October 31, 2018, in valuing the Funds’ investments carried at fair value:

Funds	Total Value at 10/31/18	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Capital Tax-Free Securities Fund
Municipal Bonds	$273,616,619	$—	$273,616,619	$—
Registered Investment Company	1,584,982	1,584,982	—	—

Total	$275,201,601	$1,584,982	$273,616,619	$—

Pacific Capital Tax-Free Short Intermediate Securities Fund
Municipal Bonds	$46,199,543	$—	$46,199,543	$—
Registered Investment Company	737,000	737,000	—	—

Total	$46,936,543	$737,000	$46,199,543	$—

Pacific Capital U.S. Government Money Market Fund
U.S. Government Agency Obligations	$367,484,855	$—	$367,484,855	$—
U.S. Treasury Obligations	64,936,203	—	64,936,203	—
Registered Investment Company	49,214,152	49,214,152	—	—

Total	$481,635,210	$49,214,152	$432,421,058	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values a Fund may ultimately

38

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds have an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Funds have an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the six months ended October 31, 2018, there were no transfers between Levels.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income for each Fund are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by a Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences may include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

39

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to such Fund’s shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, a Fund may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against it in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Recent Accounting Pronouncements — On March 30, 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, that will require the premium associated with the purchase of callable debt securities be amortized to the earliest call date and no longer amortized through the contractual life of the instrument. The changes are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of this ASU and its impact on the financial statements.

Effective November 5, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statements of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. Management has evaluated the implications of adopting these amendments and there is no significant impact on the financial statements and accompanying notes.

2. Transactions with Related Parties and Other Service Providers

Investment advisory services are provided to the Funds by the Asset Management Group of Bank of Hawaii (the “Adviser”). Under terms of an advisory agreement, the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund are charged an annual fee of 0.20% which is computed daily and paid monthly based upon average daily net assets. The Adviser has contractually agreed to waive its advisory fee (the “Waiver”). The Waiver will remain in effect until August 31, 2019. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust (the “Trust”). While the Adviser is currently waiving its entire investment advisory fee, investors who invest in a Fund through a bank trust account may be subject to account level fees applicable to such amount charged by affiliates of the Adviser, including Bank of Hawaii’s Trust Services Group.

40

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

Fee rates for the period ended October 31, 2018, were as follows:

	Maximum Annual Advisory Fee	Net Annual Fees Paid After Contractual Waivers
Pacific Capital Tax-Free Securities Fund	0.20%	0.00%
Pacific Capital Tax-Free Short Intermediate Securities Fund	0.20%	0.00%

For the Pacific Capital U.S. Government Money Market Fund, under terms of an advisory agreement, the Fund is charged an annual fee of 0.40% which is computed daily and paid monthly based upon average daily net assets. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund (the “MMF Waiver”). The MMF Waiver may be discontinued at any time at the discretion of the Adviser. For the period June 14, 2018, commencement of operations, through October 31, 2018, the Adviser earned advisory fees of $420,553 and waived fees of $350,326 and reimbursed fees and expenses of $122,392.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Investor Class shares of the Pacific Capital U.S. Government Money Market Fund in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the distribution plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Investor Class shares.

41

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. The remuneration paid to the Trustees by the Funds during the six months ended October 31, 2018 was $10,748 for the Pacific Capital Tax-Free Securities Fund, $1,916 for the Pacific Capital Tax-Free Short Intermediate Securities Fund and $5,056 for the Pacific Capital U.S. Government Money Market Fund, respectively. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Duff & Phelps, LLC (“D&P”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and D&P are compensated for their services provided to the Trust.

3. Investment in Securities

For the six months ended October 31, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Pacific Capital Tax-Free Securities Fund	$18,838,889	$25,958,620
Pacific Capital Tax-Free Short Intermediate Securities Fund	8,677,324	12,207,426

The Funds are permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees of the Funds. The procedures have been designed to provide assurances that any purchase or sale of securities by the Funds from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 act. Further, as defined under the procedures, each transaction is effective at the current market price.

For the six months ended October 31, 2018, the Pacific Capital Tax-Free Short Intermediate Fund engaged in security sales with proceeds from sales of $617,045 and net realized loss of $10,948 under Rule 17a-7. The Pacific Capital Tax-Free Securities Fund engaged in security purchases of $627,993 under Rule 17a-7.

42

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

4. Capital Share Transactions

For the six months ended October 31, 2018 and the year ended April 30, 2018, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018
	Shares	Amount	Shares	Amount
Pacific Capital Tax-Free Securities Fund
Class Y
Sales	1,240,355	$12,380,402	3,227,335	$32,842,304
Reinvestments	2,320	23,156	5,360	54,507
Redemptions	(2,142,163)	(21,389,290)	(5,228,533)	(53,153,716)

Net decrease	(899,488)	$(8,985,732)	(1,995,838)	$(20,256,905)

	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018
	Shares	Amount	Shares	Amount
Pacific Capital Tax-Free Short Intermediate Securities Fund
Class Y
Sales	253,073	$2,521,858	582,838	$5,893,782
Reinvestments	235	2,347	503	5,074
Redemptions	(744,882)	(7,437,756)	(2,034,837)	(20,533,455)

Net decrease	(491,574)	$(4,913,551)	(1,451,496)	$(14,634,599)

	For the Period June 14, 2018* to October 31, 2018
	Shares	Amount
Pacific Capital U.S. Government Money Market Fund
Investor Class
Sales	1,136,714,887	$1,136,714,887
Reinvestments	1,754,918	1,754,921
Redemptions	(668,871,330)	(668,871,330)

Net increase	469,598,475	$469,598,478

*	Commencement of operations.

43

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

The tax character of distributions paid during the year ended April 30, 2018, were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free Securities Fund	$46,649	$—	$46,649	$7,389,604	$7,436,253
Pacific Capital Tax-Free Short Intermediate Securities Fund	15,764	8,778	24,542	938,319	865,398

*	Distributions will not tie to Statement of Changes because distributions are recognized when actually paid for tax purposes.

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Qualified Late-Year Losses	Undistributed Long-Term Capital Gains	Distributions Payable	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)
Pacific Capital Tax-Free Securities Fund	$99,216	$—	$—	$(99,216)	$(1,725,567)	$1,012,469

Pacific Capital Tax-Free Short Intermediate Securities Fund	—	(31,340)	—	(10,949)	(29,270)	(339,791)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gain is reported as ordinary income for federal income tax purposes.

44

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

The cost for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation as of October 31, 2018 is as follows:

	Tax Cost of Securities*	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Pacific Capital Tax-Free Securities Fund	$276,714,644	$3,699,162	$(5,212,205)	$(1,513,043)
Pacific Capital Tax-Free Short Intermediate Securities Fund	47,357,788	73,885	(495,130)	(421,245)
Pacific Capital U.S. Government Money Market Fund	481,635,210	—	—	—

*

Because tax adjustments are calculated annually at the end of the Funds’ fiscal year, the above table does not reflect tax adjustments for the current fiscal year. For the previous year’s federal income tax information, please refer to the Notes to Financial Statements section in the Funds’ most recent annual report.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2018, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2018. For the year ended April 30, 2018, the Funds deferred to May 1, 2018 the following losses:

	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Pacific Capital Tax-Free Securities Fund	$—	$—
Pacific Capital Tax-Free Short Intermediate Securities Fund	2,292	29,048

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2018, the Funds’ capital loss carryforward, which were comprised of both short-term losses and long-term losses, and had an unlimited period of capital loss carryover were as follows:

	Capital Loss Carryforward

	Short-Term	Long-Term
Pacific Capital Tax-Free Securities Fund	$1,116,837	$608,730
Pacific Capital Tax-Free Short Intermediate Securities Fund	29,270	—

45

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Concluded)

October 31, 2018

(Unaudited)

6. Concentration of Credit Risk

The Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund primarily invest in debt obligations issued by the state of Hawaii and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Funds are more susceptible to factors adversely affecting issues of Hawaii municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

7. Debt Investment Risk

Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date that the financial statements were issued, and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

46

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6034 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Funds’ complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the Commission 60 days after the end of the Funds’ fiscal quarter.

47

PACIFIC CAPITAL FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 678-6034.

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Investment Adviser Asset Management Group of Bank of Hawaii 130 Merchant Street, Suite 370 Honolulu, HI 96813

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

of

FundVantage Trust

Pacific Capital Tax-Free

Securities Fund

Pacific Capital Tax-Free

Short Intermediate Securities Fund

Pacific Capital U.S. Government

Money Market Fund

SEMI-ANNUAL REPORT

October 31, 2018

(Unaudited)

This report is submitted for the general information of the shareholders of the Pacific Capital Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Pacific Capital Funds.

PAC-1018

POLEN GROWTH FUND

Semi-Annual Report

Performance Data

October 31, 2018

(Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2018
	Six Months†	1 Year	3 Year	5 Year	Since Inception*
Institutional Class	8.37%	15.07%	12.25%	15.54%	15.30%
S&P 500® Index	3.40%	7.35%	11.52%	11.34%	13.83%***
Russell 1000® Growth Index	4.76%	10.71%	13.67%	13.43%	15.55%***

	Six Months†	1 Year	3 Year	5 Year	Since Inception**
Investor Class	8.19%	14.76%	11.96%	15.23%	13.65%
S&P 500® Index	3.40%	7.35%	11.52%	11.34%	12.61%***
Russell 1000® Growth Index	4.76%	10.71%	13.67%	13.43%	14.02%***

†	Not Annualized.

*	The Polen Growth Fund (the “Fund”) Institutional Class shares commenced operations on September 15, 2010.

**	The Fund’s Investor Class shares commenced operations on December 30, 2010.

***	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated September 1, 2018, are 0.98% and 1.00%, respectively, for the Institutional Class shares and 1.23% and 1.25%, respectively, for the Investor Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2019 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed by the Adviser on or after January 1, 2017 with respect to the Fund for a three (3) year period following the date of such fee waiver and/or expense reimbursement. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

POLEN GROWTH FUND

Semi-Annual Report

Performance Data

October 31, 2018

(Unaudited)

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500 (“S&P 500®”) Index and the Russell 1000® Growth Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Growth Index companies with higher price-to-book ratios and higher forecasted growth values. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

POLEN GLOBAL GROWTH FUND

Semi-Annual Report

Performance Data

October 31, 2018

(Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2018
	Six Months†	1 Year	3 Year	Since Inception*
Institutional Class	1.97%	7.66%	11.25%	11.25%
MSCI All Country World ® Index (“ACWI”)(Gross Dividend)	3.68%	0.00%	8.33%	6.49%**	*
MSCI All Country World ® Index (“ACWI”)(Net Dividend)****	-3.94%	-0.52%	7.74%	5.92%**	*

	Six Months†	1 Year	3 Year	Since Inception**
Investor Class	1.92%	7.43%	10.98%	11.72%
MSCI All Country World ® Index (“ACWI”)(Gross Dividend)	3.68%	0.00%	8.33%	6.97%**	*
MSCI All Country World ® Index (“ACWI”)(Net Dividend)****	-3.94%	-0.52%	7.74%	6.40%**	*

†	Not Annualized.

*	The Polen Global Growth Fund (the “Fund”) Institutional Class shares commenced operations on December 30, 2014.

**	The Fund’s Investor Class shares commenced operations on July 6, 2015.

***	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

****

The Advisor believes the Net Dividend version of the index, which reinvests dividends after the deduction of withholding taxes (i.e., “net”), is the better comparison index for the Fund as there may be instances whereby dividends earned by the Fund will not be subject to double taxation treaties and dividends will, indeed, be received net of withholding taxes.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated September 1, 2018, are 1.50% and 1.10%, respectively, for the Institutional Class shares and 1.75% and 1.35%, respectively, for the Investor Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.10% (on an annual basis) with respect to the Fund’s average daily net assets (the

POLEN GLOBAL GROWTH FUND

Semi-Annual Report

Performance Data

October 31, 2018

(Unaudited)

“Expense Limitation”). The Expense Limitation will remain in place until August 31, 2019 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the MSCI ACWI Index (Net Dividend), which captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,787 constituents, the index covers approximately 85% of the global investable equity opportunity set. Indexes are unmanaged and it is not possible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

POLEN INTERNATIONAL GROWTH FUND

Semi-Annual Report

Performance Data

October 31, 2018

(Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2018
	Six Months†	1 Year	Since Inception*
Institutional Class	-3.39%	-2.91%	14.90%
MSCI All Country World ® Index (“ACWI”) (ex-USA)	-11.32%	-8.24%	6.62%***

	Six Months†	1 Year	Since Inception**
Investor Class	-3.47%	-3.01%	10.57%
MSCI All Country World ® Index (“ACWI”) (ex-USA)	-11.32%	-8.24%	4.09%***

†	Not Annualized.

*	The Polen International Growth Fund (the “Fund”) Institutional Class shares commenced operations on December 30, 2016.

**	The Fund’s Investor Class shares commenced operations on March 15, 2017.

***	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated September 1, 2018, are 3.45% and 1.10%, respectively, for the Institutional Class shares and 3.70% and 1.35%, respectively, for the Investor Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.10% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2019 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed for a three (3) year period following the date of such fee waiver and/or expense reimbursement. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

POLEN INTERNATIONAL GROWTH FUND

Semi-Annual Report

Performance Data

October 31, 2018

(Unaudited)

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the MSCI ACWI (ex-USA), which captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,163 constituents, the index covers approximately 85% of the global investable equity opportunity set. Indexes are unmanaged and it is not possible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

POLEN U.S. SMALL COMPANY GROWTH FUND

Semi-Annual Report

Performance Data

October 31, 2018

(Unaudited)

Total Returns for the Periods Ended October 31, 2018
	Six Months†	Since Inception*
Institutional Class	4.11%	6.30%
Russell 2000 ® Growth Index	-1.26%	4.15%**

†	Not Annualized.

*	The Polen U.S. Small Company Growth Fund (the “Fund”) Institutional Class shares commenced operations on November 1, 2017.

**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated September 1, 2018, are 7.51% and 1.25%, respectively, for the Institutional Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2019 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Russell 2000® Growth Index, which is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could

POLEN U.S. SMALL COMPANY GROWTH FUND

Semi-Annual Report

Performance Data

October 31, 2018

(Unaudited)

fluctuate in value more than a diversified fund. The Fund invests in securities of small-capitalization companies, which may be subject to more abrupt or erratic market movements than securities of larger, more established companies. Small-capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. Securities of small-capitalization companies may trade less frequently and in lower volumes than the securities of larger companies, which could lead to higher transaction costs. The Fund is a recently formed mutual fund and has a limited history of operations.

POLEN GROWTH FUNDS

Funds Expense Disclosure

October 31, 2018

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from May 1, 2018 through October 31, 2018 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

POLEN GROWTH FUNDS

Funds Expense Disclosure

October 31, 2018

(Unaudited)

	Polen Growth Fund
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period
Institutional Class*
Actual	$1,000.00	$1,083.70	$5.15
Hypothetical (5% return before expenses)	1,000.00	1,020.27	4.99
Investor Class*
Actual	$1,000.00	$1,081.90	$6.45
Hypothetical (5% return before expenses)	1,000.00	1,019.00	6.26

	Polen Global Growth Fund
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period
Institutional Class**
Actual	$1,000.00	$1,019.70	$5.60
Hypothetical (5% return before expenses)	1,000.00	1,019.66	5.60
Investor Class**
Actual	$1,000.00	$1,019.20	$6.87
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.87

	Polen International Growth Fund
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period
Institutional Class***
Actual	$1,000.00	$ 966.10	$5.45
Hypothetical (5% return before expenses)	1,000.00	1,019.66	5.60
Investor Class***
Actual	$1,000.00	$ 965.30	$6.69
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.87

	Polen U.S. Small Company Growth Fund
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period
Institutional Class****
Actual	$1,000.00	$1,041.10	$6.43
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36

POLEN GROWTH FUNDS

Funds Expense Disclosure (Concluded)

October 31, 2018

(Unaudited)

*

Expenses are equal to an annualized expense ratio for the six-month period ended October 31, 2018 of 0.98% for Institutional Class and 1.23% for Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of 8.37% and 8.19% for Institutional Class and Investor Class, respectively.

**

Expenses are equal to an annualized expense ratio for the six-month period ended October 31, 2018 of 1.10% for Institutional Class and 1.35% for Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of 1.97% and 1.92% for Institutional Class and Investor Class, respectively.

***

Expenses are equal to an annualized expense ratio for the six-month period ended October 31, 2018 of 1.10% for Institutional Class and 1.35% for Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of (3.39)% and (3.47)% for Institutional Class and Investor Class, respectively.

****

Expenses are equal to the annualized expense ratio for the six-month period ended October 31, 2018 of 1.25% for Institutional Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the period. The Institutional Class ending account value on the first line in the table is based on the actual six-month total return for the Fund of 4.11%.

POLEN GROWTH FUND

Portfolio Holdings Summary Table

October 31, 2018

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software Infrastructure	12.6%	$315,033,620
Internet Content & Information	12.0	302,015,685
Credit Services	9.6	240,723,581
Information Technology Services	9.6	240,520,664
Restaurants	6.3	158,345,462
Business Services	6.1	154,059,557
Software Application	5.9	149,172,879
Footwear & Accessories	5.8	146,186,625
Drug Manufacturers - Specialty & Generic	4.8	121,191,890
Specialty Retail	4.8	120,618,679
Discount Stores	4.6	115,617,675
Packaged Foods	3.3	82,630,893
Semiconductors	3.2	79,915,112
Biotechnology	2.9	72,172,971
Leisure	2.3	56,944,117
Medical Devices	2.1	53,241,955
Other Assets In Excess of Liabilities	4.1	104,237,550

NET ASSETS	100.0%	$2,512,628,915

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUND

Portfolio of Investments

October 31, 2018

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — 95.9%
Biotechnology — 2.9%
Regeneron Pharmaceuticals, Inc.*	212,749	$72,172,971

Business Services — 6.1%
Automatic Data Processing, Inc.	1,069,264	154,059,557

Credit Services — 9.6%
Mastercard, Inc., Class A	343,862	67,971,202
Visa, Inc., Class A	1,253,191	172,752,379

		240,723,581

Discount Stores — 4.6%
Dollar General Corp.	1,038,047	115,617,675

Drug Manufacturers - Specialty & Generic — 4.8%
Zoetis, Inc.	1,344,336	121,191,890

Footwear & Accessories — 5.8%
NIKE, Inc., Class B	1,948,116	146,186,625

Information Technology Services — 9.6%
Accenture PLC, Class A	755,777	119,125,571
Gartner, Inc.*	822,906	121,395,093

		240,520,664

Internet Content & Information — 12.0%
Alphabet, Inc., Class A*	53,557	58,408,193
Alphabet, Inc., Class C*	145,524	156,695,877
Facebook, Inc., Class A*	572,578	86,911,615

		302,015,685

Leisure — 2.3%
Booking Holdings, Inc.*	30,377	56,944,117

Medical Devices — 2.1%
Align Technology, Inc.*	240,696	53,241,955

	Number of Shares	Value

COMMON STOCKS — (Continued)
Packaged Foods — 3.3%
Nestle SA, SP ADR	980,433	$82,630,893

Restaurants — 6.3%
Starbucks Corp.	2,717,444	158,345,462

Semiconductors — 3.2%
NVIDIA Corp.	379,050	79,915,112

Software Application — 5.9%
Adobe, Inc.*	606,986	149,172,879

Software Infrastructure — 12.6%
Microsoft Corp.	2,068,900	220,979,209
Oracle Corp.	1,925,766	94,054,411

		315,033,620

Specialty Retail — 4.8%
O’Reilly Automotive, Inc.*	376,052	120,618,679

TOTAL COMMON STOCKS (Cost $1,754,382,336)		2,408,391,365

TOTAL INVESTMENTS - 95.9% (Cost $1,754,382,336)		2,408,391,365
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.1%		104,237,550

NET ASSETS - 100.0%		$2,512,628,915

*	Non-income producing.

PLC	Public Limited Corporation
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL GROWTH FUND

Portfolio Holdings Summary Table

October 31, 2018

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Information Technology Services	19.3%	$9,484,935
Software	16.2	7,977,310
Interactive Media & Services	14.1	6,929,182
Textiles, Apparel & Luxury Goods	7.8	3,829,350
Health Care Equipment & Supplies	5.9	2,895,599
Biotechnology	5.8	2,870,395
Specialty Retail	5.7	2,799,474
Pharmaceuticals	4.5	2,220,861
Hotels, Restaurants & Leisure	4.2	2,081,288
Internet & Direct Marketing Retail	3.9	1,937,142
Food Products	2.8	1,370,272
Professional Services	2.5	1,239,777
Household Products	2.0	999,238
Other Assets In Excess of Liabilities	5.3	2,619,975

NET ASSETS	100.0%	$49,254,798

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL GROWTH FUND

Portfolio of Investments

October 31, 2018

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — 94.7%
Australia — 3.7%
CSL, Ltd.	13,507	$1,803,146

Cayman Islands — 8.3%
Alibaba Group Holding, Ltd., SP ADR*	13,615	1,937,142
Tencent Holdings, Ltd.	62,820	2,152,167

		4,089,309

Denmark — 3.0%
Coloplast A/S, Class B	10,265	957,864
Novo Nordisk A/S, SP ADR	11,623	501,881

		1,459,745

France — 2.4%
EssilorLuxottica SA	8,584	1,172,383

Germany — 6.9%
adidas AG	8,696	2,044,974
SAP SE	12,775	1,367,857

		3,412,831

Ireland — 3.9%
Accenture PLC, Class A	12,256	1,931,791

Spain — 1.8%
Industria De Diseno Textil SA	31,420	885,559

Switzerland — 5.3%
Nestle SA, Registered Shares	16,231	1,370,272
SGS SA, Registered Shares	522	1,239,777

		2,610,049

United Kingdom — 2.0%
Reckitt Benckiser Group PLC	12,357	999,238

	Number of Shares	Value

COMMON STOCKS — (Continued)
United States — 57.4%
Adobe, Inc.*	14,035	$3,449,242
Align Technology, Inc.*	3,460	765,352
Alphabet, Inc., Class C*	2,827	3,044,029
Automatic Data Processing, Inc.	12,467	1,796,245
Facebook, Inc., Class A*	11,417	1,732,986
Mastercard, Inc., Class A	12,467	2,464,352
Microsoft Corp.	20,533	2,193,130
NIKE, Inc., Class B	23,779	1,784,376
Oracle Corp.	19,801	967,081
O’Reilly Automotive, Inc.*	5,967	1,913,915
Regeneron Pharmaceuticals, Inc.*	3,146	1,067,249
Starbucks Corp.	35,718	2,081,288
Visa, Inc., Class A	23,885	3,292,547
Zoetis, Inc.	19,068	1,718,980

		28,270,772

TOTAL COMMON STOCKS (Cost $40,801,573)		46,634,823

TOTAL INVESTMENTS - 94.7% (Cost $40,801,573)		46,634,823
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.3%		2,619,975

NET ASSETS - 100.0%		$49,254,798

*	Non-income producing.

PLC	Public Limited Corporation
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL GROWTH FUND

Portfolio Holdings Summary Table

October 31, 2018

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value

COMMON STOCKS:
Software	14.7%	$5,530,866
Health Care Equipment & Supplies	11.6	4,391,913
Interactive Media & Services	9.0	3,398,490
Information Technology Services	9.0	3,378,682
Professional Services	7.0	2,649,527
Life Sciences Tools & Services	6.7	2,522,998
Internet & Direct Marketing Retail	5.0	1,898,300
Personal Products	4.9	1,828,142
Food Products	4.4	1,646,504
Biotechnology	4.1	1,556,844
Textiles, Apparel & Luxury Goods	4.1	1,529,498
Household Products	3.5	1,331,994
Hotels, Restaurants & Leisure	3.0	1,146,259
Specialty Retail	2.8	1,039,164
Trading Companies & Distributors	2.5	955,385
Food & Staples Retailing	2.1	800,663
Other Assets In Excess of Liabilities	5.6	2,128,113

NET ASSETS	100.0%	$37,733,342

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL GROWTH FUND

Portfolio of Investments

October 31, 2018

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — 94.4%
Australia — 4.1%
CSL, Ltd.	11,662	$1,556,844

Cayman Islands — 10.4%
Alibaba Group Holding, Ltd., SP ADR*	13,342	1,898,300
Tencent Holdings, Ltd.	59,400	2,035,000

		3,933,300

China — 3.6%
Baidu, Inc., SP ADR*	7,174	1,363,490

Denmark — 3.1%
Coloplast A/S, Class B	12,435	1,160,355

France — 4.6%
Dassault Systemes SE	8,513	1,065,690
EssilorLuxottica SA	4,926	672,782

		1,738,472

Germany — 12.8%
adidas AG	6,504	1,529,498
SAP SE	19,947	2,135,783
Siemens Healthineers AG*	28,020	1,159,650

		4,824,931

Ireland — 18.9%
Accenture PLC, Class A	11,988	1,889,549
Experian PLC	57,826	1,329,952
ICON PLC*	18,272	2,522,998
Medtronic PLC	15,577	1,399,126

		7,141,625

Israel — 3.0%
Check Point Software Technologies, Ltd.*	9,978	1,107,558

Mexico — 2.1%
Wal-Mart de Mexico SAB de CV	313,132	800,663

	Number of Shares	Value

COMMON STOCKS — (Continued)
Netherlands — 3.5%
RELX PLC	66,688	$1,319,575

Spain — 6.7%
Amadeus IT Group SA	18,493	1,489,133
Industria De Diseno Textil SA	36,870	1,039,164

		2,528,297

Switzerland — 4.4%
Nestle SA, Registered Shares	19,503	1,646,504

United Kingdom — 17.2%
Bunzl PLC	32,386	955,385
Compass Group PLC	58,278	1,146,259
Reckitt Benckiser Group PLC	16,472	1,331,994
Sage Group PLC (The)	175,730	1,221,835
Unilever PLC	34,513	1,828,142

		6,483,615

TOTAL COMMON STOCKS (Cost $37,435,135)		35,605,229

TOTAL INVESTMENTS - 94.4% (Cost $37,435,135)		35,605,229
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.6%		2,128,113

NET ASSETS - 100.0%		$37,733,342

*	Non-income producing.

PLC	Public Limited Corporation
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMALL COMPANY GROWTH FUND

Portfolio Holdings Summary Table

October 31, 2018

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value

COMMON STOCKS:
Software Application	16.9%	$830,160
Medical Instruments & Supplies	9.2	451,271
Business Services	8.8	430,587
Recreational Vehicles	5.9	287,294
Leisure	5.8	286,253
Discount Stores	5.6	275,448
Information Technology Services	5.2	254,451
Education & Training Services	4.5	221,467
Personal Services	4.2	205,252
Building Materials	3.9	193,953
Health Information Services	3.8	188,756
Specialty Retail	3.7	180,291
Electronics Distribution	3.4	165,037
Restaurants	3.0	144,923
Diagnostics & Research	2.9	142,328
Medical Care	2.7	132,878
Specialty Finance	2.1	104,274
Medical Distribution	1.8	86,386
Other Assets In Excess of Liabilities	6.6	325,462

NET ASSETS	100.0%	$4,906,471

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMALL COMPANY GROWTH FUND

Portfolio of Investments

October 31, 2018

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — 93.4%
Building Materials — 3.9%
Trex Co., Inc.*	3,164	$193,953

Business Services — 8.8%
Euronet Worldwide, Inc.*	1,274	141,643
ExlService Holdings, Inc.*	2,116	135,636
Healthcare Services Group, Inc.	3,777	153,308

		430,587

Diagnostics & Research — 2.9%
Neogen Corp.*	2,344	142,328

Discount Stores — 5.6%
Ollie’s Bargain Outlet Holdings, Inc.*	2,965	275,448

Education & Training Services — 4.5%
Grand Canyon Education, Inc.*	1,776	221,467

Electronics Distribution — 3.4%
Littelfuse, Inc.	911	165,037

Health Information Services — 3.8%
Medidata Solutions, Inc.*	2,685	188,756

Information Technology Services — 5.2%
EPAM Systems, Inc.*	894	106,806
Globant SA*	2,868	147,645

		254,451

Leisure — 5.8%
Pool Corp.	1,964	286,253

Medical Care — 2.7%
AMN Healthcare Services, Inc.*	2,625	132,878

Medical Distribution — 1.8%
Prestige Consumer Healthcare, Inc.*	2,389	86,386

	Number of Shares	Value

COMMON STOCKS — (Continued)
Medical Instruments & Supplies — 9.2%
Cantel Medical Corp.	2,352	$186,161
LeMaitre Vascular, Inc.	4,383	117,026
Masimo Corp.*	1,281	148,084

		451,271

Personal Services — 4.2%
Nutrisystem, Inc.	5,772	205,252

Recreational Vehicles — 5.9%
Fox Factory Holding Corp.*	5,347	287,294

Restaurants — 3.0%
Texas Roadhouse, Inc.	2,397	144,923

Software Application — 16.9%
Alarm.com Holdings, Inc.*	3,452	153,545
Blackbaud, Inc.	2,253	161,585
Ellie Mae, Inc.*	1,214	80,464
Paycom Software, Inc.*	1,987	248,772
Stamps.com, Inc.*	919	185,794

		830,160

Specialty Finance — 2.1%
Lending Tree, Inc.*	517	104,274

Specialty Retail — 3.7%
Five Below, Inc.*	1,584	180,291

TOTAL COMMON STOCKS (Cost $4,502,949)		4,581,009

TOTAL INVESTMENTS - 93.4% (Cost $4,502,949)		4,581,009
OTHER ASSETS IN EXCESS OF LIABILITIES - 6.6%		325,462

NET ASSETS - 100.0%		$4,906,471

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Assets and Liabilities

October 31, 2018

(Unaudited)

	Polen Growth Fund	Polen Global Growth Fund
Assets
Investments, at value*	$2,408,391,365	$46,634,823
Cash	83,387,213	2,910,596
Foreign currency (Cost $0 and $132, respectively)	—	132
Receivable for investments sold	13,953,693	—
Receivable for capital shares sold	10,559,230	75,311
Dividends and interest receivable	2,187,025	69,562
Prepaid expenses and other assets	131,907	11,799

Total assets	2,518,610,433	49,702,223

Liabilities
Payable for capital shares redeemed	3,939,447	299,603
Payable to Investment Advisor	1,830,411	26,661
Payable for administration and accounting fees	132,639	11,129
Payable for distribution fees	33,591	1,696
Payable for custodian fees	20,210	2,009
Payable for audit fees	11,165	13,423
Payable for printing fees	6,711	336
Payable for transfer agent fees	3,143	5,758
Payable for Trustees and Officers	1,273	880
Payable for legal fees	1,184	1,782
Payable for investments purchased	—	80,182
Accrued expenses	1,744	3,966

Total liabilities	5,981,518	447,425

Net Assets	$2,512,628,915	$49,254,798

Net Assets consisted of:
Capital stock, $0.01 par value	$916,206	$32,810
Paid-in capital	1,793,113,592	42,631,395
Total distributable earnings	718,599,117	6,590,593

Net Assets	$2,512,628,915	$49,254,798

Institutional Class:
Net assets	$2,348,909,556	$40,946,621

Shares outstanding	85,549,046	2,723,539

Net asset value, offering and redemption price per share	$27.46	$15.03

Investor Class:
Net assets	$163,719,359	$8,308,177

Shares outstanding	6,071,556	557,502

Net asset value, offering and redemption price per share	$26.96	$14.90

* Investments, at cost	$1,754,382,336	$40,801,573

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Assets and Liabilities

October 31, 2018

(Unaudited)

	Polen International Growth Fund	Polen U.S. Small Company Growth Fund
Assets
Investments, at value*	$35,605,229	$4,581,009
Cash	1,762,210	317,261
Foreign currency (Cost $266 and $0, respectively)	265	—
Receivable for capital shares sold	358,026	—
Dividends and interest receivable	38,160	—
Receivable from investment adviser	—	5,938
Prepaid expenses and other assets	1,852	27,977

Total assets	37,765,742	4,932,185

Liabilities
Payable to Investment Advisor	18,641	—
Payable for audit fees	6,775	9,524
Payable for administration and accounting fees	3,920	5,254
Payable for transfer agent fees	1,036	2,381
Payable for custodian fees	663	135
Payable for legal fees	604	5,710
Payable for distribution fees	213	—
Payable for Trustees and Officers	212	478
Payable for printing fees	117	811
Accrued expenses	219	1,421

Total liabilities	32,400	25,714

Net Assets	$37,733,342	$4,906,471

Net Assets consisted of:
Capital stock, $0.01 par value	$29,426	$4,616
Paid-in capital	39,518,566	4,834,571
Total distributable earnings (loss)	(1,814,650)	67,284

Net Assets	$37,733,342	$4,906,471

Institutional Class:
Net assets	$36,756,734	$4,906,471

Shares outstanding	2,866,151	461,632

Net asset value, offering and redemption price per share	$12.82	$10.63

Investor Class:
Net assets	$976,608	$—

Shares outstanding	76,430	—

Net asset value, offering and redemption price per share	$12.78	$—

* Investments, at cost	$37,435,135	$4,502,949

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Operations

For the Six Months Ended October 31, 2018

(Unaudited)

	Polen Growth Fund	Polen Global Growth Fund
Investment income
Dividends	$8,479,138	$179,093
Less: foreign taxes withheld	(728,064)	(8,519)

Total investment income	7,751,074	170,574

Expenses
Advisory fees (Note 2)	9,909,785	196,255
Transfer agent fees (Note 2)	659,088	34,088
Trustees’ and officers’ fees (Note 2)	257,139	2,693
Administration and accounting fees (Note 2)	216,830	12,903
Distribution fees (Investor Shares) (Note 2)	136,037	8,342
Legal fees	85,164	2,878
Registration and filing fees	64,975	31,218
Custodian fees (Note 2)	64,256	7,518
Printing and shareholder reporting fees	53,021	7,097
Audit fees	14,087	14,189
Other expenses	46,893	3,160

Total expenses before waivers and reimbursements	11,507,275	320,341

Less: waivers and reimbursements (Note 2)	—	(58,022)

Net expenses after waivers and reimbursements	11,507,275	262,319

Net investment loss	(3,756,201)	(91,745)

Net realized and unrealized gain/(loss) from investments
Net realized gain from investments	54,029,289	473,124
Net realized loss from foreign currency transactions	—	(12,735)
Net change in unrealized appreciation/(depreciation) on investments	96,378,971	(384,051)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	—	(518)

Net realized and unrealized gain on investments	150,408,260	75,820

Net increase/(decrease) in net assets resulting from operations	$146,652,059	$(15,925)

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Operations

For the Six Months Ended October 31, 2018

(Unaudited)

	Polen International Growth Fund	Polen U.S. Small Company Growth Fund
Investment income
Dividends	$147,415	$8,635
Less: foreign taxes withheld	(8,970)	—

Total investment income	138,445	8,635

Expenses
Advisory fees (Note 2)	113,416	22,469
Transfer agent fees (Note 2)	21,424	9,092
Registration and filing fees	16,162	14,263
Audit fees	14,231	9,128
Custodian fees (Note 2)	12,897	49
Administration and accounting fees (Note 2)	9,058	3,975
Printing and shareholder reporting fees	5,148	3,816
Legal fees	1,363	2,632
Trustees’ and officers’ fees (Note 2)	971	204
Distribution fees (Investor Shares) (Note 2)	777	—
Offering expenses	—	12,433
Other expenses	2,146	912

Total expenses before waivers and reimbursements	197,593	78,973

Less: waivers and reimbursements (Note 2)	(50,042)	(50,886)

Net expenses after waivers and reimbursements	147,551	28,087

Net investment loss	(9,106)	(19,452)

Net realized and unrealized gain/(loss) from investments
Net realized gain from investments	25,297	580
Net realized loss from foreign currency transactions	(34,097)	—
Net change in unrealized appreciation/(depreciation) on investments	(2,475,189)	52,074
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(10)	—

Net realized and unrealized gain/(loss) on investments	(2,483,999)	52,654

Net increase/(decrease) in net assets resulting from operations	$(2,493,105)	$33,202

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2018 (Unaudited)	For the Year Ended April 30, 2018
Increase/(decrease) in net assets from operations:
Net investment loss	$(3,756,201)	$(4,322,327)
Net realized gain from investments	54,029,289	40,759,840
Net change in unrealized appreciation/(depreciation) on investments	96,378,971	237,987,039

Net increase in net assets resulting from operations	146,652,059	274,424,552

Less dividends and distributions to shareholders from:
Net realized capital gains:
Institutional Class	—	(27,469,636)
Investor Class	—	(1,173,931)

Total net realized capital gains	—	(28,643,567)

Net decrease in net assets from dividends and distributions to shareholders	—	(28,643,567)

Increase in net assets derived from capital share transactions (Note 4)	459,566,503	189,539,954

Total increase in net assets	606,218,562	435,320,939

Net assets
Beginning of period	1,906,410,353	1,471,089,414

End of period*	$2,512,628,915	$1,906,410,353

*

Net assets - end of period includes accumulated net investment income of $0 for the year ended April 30, 2018. Effective November 5, 2018, the SEC has eliminated the requirements to disclose accumulated net investment income/(loss).

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2018 (Unaudited)	For the Year Ended April 30, 2018
Increase/(decrease) in net assets from operations:
Net investment loss	$(91,745)	$(49,472)
Net realized gain from investments and foreign currency transactions	460,389	560,417
Net change in unrealized appreciation/(depreciation) on investments	(384,569)	3,232,868

Net increase/(decrease) in net assets resulting from operations	(15,925)	3,743,813

Increase in net assets derived from capital share transactions (Note 4)	13,475,206	12,437,894

Total increase in net assets	13,459,281	16,181,707

Net assets
Beginning of period	35,795,517	19,613,810

End of period*	$49,254,798	$35,795,517

*

Net assets - end of period includes accumulated net investment income of $11 for the year ended April 30, 2018. Effective November 5, 2018, the SEC has eliminated the requirements to disclose accumulated net investment income/(loss).

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2018 (Unaudited)	For the Year Ended April 30, 2018
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(9,106)	$26,389
Net realized gain/(loss) from investments and foreign currency transactions	(8,800)	17,824
Net change in unrealized appreciation/(depreciation) on investments	(2,475,199)	379,860

Net increase/decrease in net assets resulting from operations	(2,493,105)	424,073

Less Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	—	(23,947)
Investor Class	—	(734)

Total net investment income	—	(24,681)

Net realized capital gains:
Institutional Class	—	(6,538)
Investor Class	—	(246)

Total net realized capital gains	—	(6,784)

Net decrease in net assets from dividends and distributions to shareholders	—	(31,465)

Increase in net assets derived from capital share transactions (Note 4)	28,997,417	8,173,863

Total increase in net assets	26,504,312	8,566,471

Net assets
Beginning of period	11,229,030	2,662,559

End of period*	$37,733,342	$11,229,030

*

Net assets - end of period includes accumulated net investment income of $14,988 for the year ended April 30, 2018. Effective November 5, 2018, the SEC has eliminated the requirements to disclose accumulated net investment income.

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMALL COMPANY GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2018 (Unaudited)	For the Period Ended April 30, 2018*
Increase/(decrease) in net assets from operations:
Net investment loss	$(19,452)	$(9,980)
Net realized gain from investments	580	13,008
Net change in unrealized appreciation/(depreciation) on investments	52,074	25,986

Net increase in net assets resulting from operations	33,202	29,014

Increase in net assets derived from capital share transactions (Note 4)	1,539,575	3,304,680

Total increase in net assets	1,572,777	3,333,694

Net assets
Beginning of period	3,333,694	—

End of period**	$4,906,471	$3,333,694

*	The Polen U.S. Small Company Growth Fund commenced operations on November 01, 2017.
**

Net assets - end of period includes accumulated net investment income of $0 for the year ended April 30, 2018. Effective November 5, 2018, the SEC has eliminated the requirements to disclose accumulated net investment income/(loss).

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018		For the Year Ended April 30, 2017		For the Year Ended April 30, 2016		For the Year Ended April 30, 2015		For the Year Ended April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$25.34		$21.85		$18.92		$18.29		$16.45		$14.17

Net investment income/(loss)(1)	(0.04)		(0.06)		(0.04)		0.01		0.02		0.03
Net realized and unrealized gain on investments	2.16		3.95		2.97		1.45		3.09		2.48

Net increase in net assets resulting from operations	2.12		3.89		2.93		1.46		3.11		2.51

Dividends and distributions to shareholders from:
Net investment income	—		—		—	(2)	—		(0.02)		(0.04)
Net realized capital gains	—		(0.40)		—		(0.83)		(1.25)		(0.20)

Total dividends and distributions to shareholders	—		(0.40)		—		(0.83)		(1.27)		(0.24)

Redemption fees	—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	0.01

Net asset value, end of period	$27.46		$25.34		$21.85		$18.92		$18.29		$16.45

Total investment return(3)	8.37%		17.90%		15.50%		7.86%		19.17%		17.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,348,910		$1,839,280		$1,363,731		$959,962		$376,718		$252,108
Ratio of expenses to average net assets	0.98	%(4)	1.00%		1.00%		1.00%		1.00%		1.00%
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment, if any	0.98	%(4)	0.98	%(5)	1.12	%(5)	1.17	%(5)	1.25	%(5)	1.27	%(5)
Ratio of net investment income/(loss) to average net assets	(0.31	)%(4)	(0.24)%		(0.18)%		0.04%		0.10%		0.17%
Portfolio turnover rate	8.10	%(6)	19.56%		13.61%		9.13%		33.44%		39.52%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)

During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the
	Six Months Ended		For the		For the		For the		For the		For the
	October 31, 2018		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	(Unaudited)		April 30, 2018		April 30, 2017		April 30, 2016		April 30, 2015		April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$24.92		$21.55		$18.70		$18.14		$16.35		$14.09

Net investment loss(1)	(0.08)		(0.11)		(0.08)		(0.04)		(0.02)		(0.01)
Net realized and unrealized gain on investments	2.12		3.88		2.93		1.43		3.06		2.47

Net increase in net assets resulting from operations	2.04		3.77		2.85		1.39		3.04		2.46

Dividends and distributions to shareholders from:
Net investment income	—		—		—		—		—		(0.01)
Net realized capital gains	—		(0.40)		—		(0.83)		(1.25)		(0.20)

Total dividends and distributions to shareholders	—		(0.40)		—		(0.83)		(1.25)		(0.21)

Redemption fees	—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	0.01

Net asset value, end of period	$26.96		$24.92		$21.55		$18.70		$18.14		$16.35

Total investment return(3)	8.19%		17.59%		15.24%		7.54%		18.87%		17.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$163,719		$67,130		$107,358		$150,617		$29,545		$79,433
Ratio of expenses to average net assets	1.23	%(4)	1.25%		1.25%		1.25%		1.25%		1.25%
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment, if any	1.23	%(4)	1.23	%(5)	1.38	%(5)	1.42	%(5)	1.50	%(5)	1.52	%(5)
Ratio of net investment loss to average net assets	(0.56	)%(4)	(0.49)%		(0.43)%		(0.21)%		(0.14)%		(0.08)%
Portfolio turnover rate	8.10	%(6)	19.56%		13.61%		9.13%		33.44%		39.52%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)

During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Period December 30, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$14.74		$12.29	$10.67	$10.29	$10.00

Net investment income/(loss)(1)	(0.03)		(0.03)	(0.02)	— (2)	0.02
Net realized and unrealized gain on investments	0.32		2.48	1.65	0.39	0.27

Net increase in net assets resulting from operations	0.29		2.45	1.63	0.39	0.29

Dividends and distributions to shareholders from:
Net investment income	—		—	—	(0.01)	—
Net realized capital gains	—		—	(0.01)	—	—

Total dividends and distributions to shareholders	—		—	(0.01)	(0.01)	—

Redemption fees	—	(2)	— (2)	— (2)	— (2)	—

Net asset value, end of period	$15.03		$14.74	$12.29	$10.67	$10.29

Total investment return(3)	1.97%		19.94%	15.24%	3.78%	2.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,947		$30,702	$18,618	$13,483	$3,076
Ratio of expenses to average net assets	1.10	%(4)	1.10%	1.10%	1.10%	1.10	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.35	%(4)	1.50%	2.40%	3.63%	9.78	%(4)
Ratio of net investment income/(loss) to average net assets	(0.36	)%(4)	(0.18)%	(0.18)%	(0.01)%	0.47	%(4)
Portfolio turnover rate	13.15	%(6)	14.39%	12.13%	6.99%	—

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Period July 6, 2015* to April 30, 2016
Per Share Operating Performance
Net asset value, beginning of period	$14.62		$12.23	$10.64	$10.32

Net investment loss(1)	(0.05)		(0.06)	(0.05)	—	(2)
Net realized and unrealized gain on investments	0.33		2.45	1.65	0.32

Net increase in net assets resulting from operations	0.28		2.39	1.60	0.32

Dividends and distributions to shareholders from:
Net investment income	—		—	—	—	(2)
Net realized capital gains	—		—	(0.01)	—

Total dividends and distributions to shareholders	—		—	(0.01)	—

Redemption fees	—	(2)	— (2)	— (2)	—	(2)

Net asset value, end of period	$14.90		$14.62	$12.23	$10.64

Total investment return(3)	1.92%		19.54%	15.00%	3.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,308		$5,094	$996	$523
Ratio of expenses to average net assets	1.35	%(4)	1.35%	1.35%	1.35	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.60	%(4)	1.71%	2.61%	3.51	%(4)
Ratio of net investment loss to average net assets	(0.61	)%(4)	(0.43)%	(0.43)%	(0.06	)%(4)
Portfolio turnover rate	13.15	%(6)	14.39%	12.13%	6.99	%(7)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.
(7)	Reflects portfolio turnover of the Fund for the year ended April 30, 2016.

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018	For the Period December 30, 2016* to April 30, 2017
Per Share Operating Performance
Net asset value, beginning of period	$13.24		$11.57	$10.00

Net investment income/(loss)(1)	(0.00	)(2)	0.06	0.05
Net realized and unrealized gain/(loss) on investments	(0.42)		1.70	1.52

Net increase/(decrease) in net assets resulting from operations	(0.42)		1.76	1.57

Dividends and distributions to shareholders from:
Net investment income	—		(0.07)	—
Net realized capital gains	—		(0.02)	—

Total dividends and distributions to shareholders	—		(0.09)	—

Redemption fees	—	(2)	—	—

Net asset value, end of period	$12.82		$13.24	$11.57

Total investment return(3)	(3.39)%		15.18%	15.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,757		$10,982	$2,648
Ratio of expenses to average net assets	1.10	%(4)	1.10%	1.10	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.48	%(4)	3.45%	9.84	%(4)
Ratio of net investment income/(loss) to average net assets	(0.06	)%(4)	0.48%	1.32	%(4)
Portfolio turnover rate	7.51	%(6)	6.36%	—

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018	For the Period March 15, 2017* to April 30, 2017
Per Share Operating Performance
Net asset value, beginning of period	$13.21		$11.56	$10.91

Net investment income/(loss)(1)	(0.02)		0.03	0.04
Net realized and unrealized gain/(loss) on investments	(0.41)		1.69	0.61

Net increase/(decrease) in net assets resulting from operations	(0.43)		1.72	0.65

Dividends and distributions to shareholders from:
Net investment income	—		(0.05)	—
Net realized capital gains	—		(0.02)	—

Total dividends and distributions to shareholders	—		(0.07)	—

Redemption fees	—	(2)	—	—

Net asset value, end of period	$12.78		$13.21	$11.56

Total investment return(3)	(3.47)%		14.91%	5.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$977		$247	$14
Ratio of expenses to average net assets	1.35	%(4)	1.35%	1.35	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.72	%(4)	3.50%	9.47	%(4)
Ratio of net investment income/(loss) to average net assets	(0.31	)%(4)	0.23%	2.63	%(4)
Portfolio turnover rate	7.51	%(6)	6.36%	—

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMALL COMPANY GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Six Months Ended October 31, 2018 (Unaudited)		For the Period November 01, 2017* to April 30, 2018
Per Share Operating Performance
Net asset value, beginning of period	$10.21		$10.00

Net investment loss(1)	(0.05)		(0.05)
Net realized and unrealized gain on investments	0.47		0.26

Net increase in net assets resulting from operations	0.42		0.21

Net asset value, end of period	$10.63		$10.21

Total investment return(2)	4.11%		2.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,906		$3,334
Ratio of expenses to average net assets	1.25	%(3)	1.25	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	3.51	%(3)	7.51	%(3)
Ratio of net investment loss to average net assets	(0.87	)%(3)	(0.95	)%(3)
Portfolio turnover rate	10.10	%(5)	8.39	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Notes to Financial Statements

October 31, 2018

(Unaudited)

1. Organization and Significant Accounting Policies

The Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund and Polen U.S. Small Company Growth Fund (each a “Fund” and together the “Funds”) are non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 15, 2010, December 30, 2014, December 30, 2016 and November 1, 2017, respectively. The Funds are separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds offer two separate classes of shares, Investor Class (formerly Retail Class) and Institutional Class. As of October 31, 2018, Investor Class shares had not been issued on the Polen U.S. Small Company Growth Fund.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Funds’ net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

POLEN GROWTH FUNDS

Notes to Financial Statements

October 31, 2018

(Unaudited)

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, each Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.

POLEN GROWTH FUNDS

Notes to Financial Statements

October 31, 2018

(Unaudited)

The following is a summary of the inputs used, as of October 31, 2018, in valuing the Funds’ investments carried at fair value:

Funds	Total Value at 10/31/18	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Polen Growth Fund
Investments in Securities*	$2,408,391,365	$2,408,391,365	$—	$—

Polen Global Growth Fund
Australia	$1,803,146	$—	$1,803,146	$—
Cayman Islands	4,089,309	1,937,142	2,152,167	—
Denmark	1,459,745	501,881	957,864	—
France	1,172,383	—	1,172,383	—
Germany	3,412,831	—	3,412,831	—
Ireland	1,931,791	1,931,791	—	—
Spain	885,559	—	885,559	—
Switzerland	2,610,049	—	2,610,049	—
United Kingdom	999,238	—	999,238	—
United States	28,270,772	28,270,772	—	—

Total	$46,634,823	$32,641,586	$13,993,237	$—

Polen International Growth Fund
Australia	$1,556,844	$—	$1,556,844	$—
Cayman Islands	3,933,300	1,898,300	2,035,000	—
China	1,363,490	1,363,490	—	—
Denmark	1,160,355	—	1,160,355	—
France	1,738,472	—	1,738,472	—
Germany	4,824,931	—	4,824,931	—
Ireland	7,141,625	5,811,673	1,329,952	—
Israel	1,107,558	1,107,558	—	—
Mexico	800,663	800,663	—	—
Netherlands	1,319,575	1,319,575	—	—
Spain	2,528,297	—	2,528,297	—
Switzerland	1,646,504	—	1,646,504	—
United Kingdom	6,483,615	—	6,483,615	—

Total	$35,605,229	$12,301,259	$23,303,970	$—

POLEN GROWTH FUNDS

Notes to Financial Statements

October 31, 2018

(Unaudited)

Funds	Total Value at 10/31/18	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Polen U.S. Small Company Growth Fund
Investments in Securities*	$4,581,009	$4,581,009	$—	$—

*	Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to their net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Funds had an amount of transfers during the reporting period that was meaningful in relation to their net assets as of the end of the reporting period.

For the six months ended October 31, 2018, there were no transfers between Levels.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues

POLEN GROWTH FUNDS

Notes to Financial Statements

October 31, 2018

(Unaudited)

and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class of each Fund based upon the relative daily net assets of each class of each Fund. General expenses of the Trust are generally allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund. The Funds’ investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Deferred Offering Cost — Offering costs, including costs of printing initial prospectus and legal fees, are amortized over twelve-months from inception of the Fund. As of October 31, 2018, offering costs have been fully amortized by the Polen U.S. Small Company Growth Fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and are recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences may include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

POLEN GROWTH FUNDS

Notes to Financial Statements

October 31, 2018

(Unaudited)

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Funds’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds is determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Recent Accounting Pronouncement — Effective November 5, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. Management has evaluated the implications of adopting these amendments and there is no significant impact on the financial statements and accompanying notes.

POLEN GROWTH FUNDS

Notes to Financial Statements

October 31, 2018

(Unaudited)

2. Transactions with Related Parties and Other Service Providers

Polen Capital Management, LLC (“PCM” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 0.85% of the average daily net assets of the Polen Growth Fund, Polen Global Growth Fund and Polen International Growth Fund, and 1.00% of average daily net assets of the Polen U.S. Small Company Growth Fund. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Funds to the extent necessary to ensure that the Funds’ total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed (on an annual basis) 1.00% of the Polen Growth Fund’s and 1.10% of the Polen Global Growth Fund’s and Polen International Growth Fund’s and 1.25% of the Polen U.S. Small Company Growth Fund’s, average daily net assets (the “Expense Limitations”). The Expense Limitations will remain in place until August 31, 2019 with respect to each Fund, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for such Fund. The Adviser is permitted to seek reimbursement from a Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. For the Polen Growth Fund, the Advisor is entitled to recoup only the advisory fees waived or expenses reimbursed on or after January 1, 2017. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

For the six months ended October 31, 2018, the Adviser earned advisory fees of $9,909,785, $196,255, $113,416 and $22,469 for the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund and Polen U.S. Small Company Growth Fund, respectively. For the six months ended October 31, 2018, the Adviser waived fees and reimbursed expenses of $58,022, $50,042 and $50,886 for the Polen Global Growth Fund, Polen International Growth Fund and Polen U.S. Small Company Growth Fund, respectively.

As of October 31, 2018, the amount of potential recovery was as follows:

	04/30/2019	04/30/2020	Expiration 04/30/2021	10/31/2021	Total
Polen Global Growth Fund	$211,741	$207,831	$ 97,239	$58,022	$574,833
Polen International Growth Fund	$—	$53,471	$130,305	$50,042	$233,818
Polen U.S. Small Company Growth Fund	$—	$—	$ 65,823	$50,886	$116,709

POLEN GROWTH FUNDS

Notes to Financial Statements

October 31, 2018

(Unaudited)

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Investor Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor Shares plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Funds’ Investor Shares.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. The remuneration paid to the Trustees by the Funds during the six months ended October 31, 2018 was $62,147, $1,232, $589 and $119 for the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund and Polen U.S. Small Company Growth Fund, respectively. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. Duff & Phelps, LLC (“D&P”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and D&P are compensated for their services provided to the Trust.

POLEN GROWTH FUNDS

Notes to Financial Statements

October 31, 2018

(Unaudited)

3. Investment in Securities

For the six months ended October 31, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Polen Growth Fund	$607,031,275	$179,228,962
Polen Global Growth Fund	$19,404,270	$5,659,667
Polen International Growth Fund	$29,255,447	$1,890,446
Polen U.S. Small Company Growth Fund	$1,759,400	$431,156

4. Capital Share Transactions

For the six months ended October 31, 2018 and the year or period ended April 30, 2018, transactions in capital shares (authorized shares unlimited) were as follows:

	Polen Growth Fund
	Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018
	Shares	Amount	Shares	Amount
Institutional Class
Sales	19,714,084	$553,745,009	23,848,335	$574,279,460
Reinvestments	—	—	978,852	23,678,426
Redemption Fees*	—	25,132	—	30,557
Redemptions	(6,736,727)	(189,378,103)	(14,659,215)	(355,086,882)

Net increase	12,977,357	$364,392,038	10,167,972	$242,901,561

Investor Class
Sales	3,716,323	$104,444,967	926,360	$21,778,612
Reinvestments	—	—	46,479	1,106,659
Redemption Fees*	—	1,317	—	1,534
Redemptions	(338,456)	(9,271,819)	(3,261,202)	(76,248,412)

Net increase/(decrease)	3,377,867	$95,174,465	(2,288,363)	$(53,361,607)

Total net increase	16,355,224	$459,566,503	7,879,609	$189,539,954

POLEN GROWTH FUNDS

Notes to Financial Statements

October 31, 2018

(Unaudited)

	Polen Global Growth Fund
	Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018
	Shares	Amount	Shares	Amount
Institutional Class
Sales	897,534	$14,186,337	1,046,799	$15,438,256
Reinvestments	—	—	—	—
Redemption Fees*	—	2,784	—	5
Redemptions	(257,554)	(4,003,923)	(477,841)	(6,885,282)

Net increase	639,980	$10,185,198	568,958	$8,552,979

Investor Class
Sales	238,496	$3,744,316	285,605	$4,151,046
Reinvestments	—	—	—	—
Redemption Fees*	—	501	—	1
Redemptions	(29,305)	(454,809)	(18,725)	(266,132)

Net increase	209,191	$3,290,008	266,880	$3,884,915

Total net increase	849,171	$13,475,206	835,838	$12,437,894

	Polen International Growth Fund
	Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018
	Shares	Amount	Shares	Amount
Institutional Class
Sales	2,169,150	$29,985,645	687,459	$9,115,189
Reinvestments	—	—	2,333	30,485
Redemption Fees*	—	1,778	—	—
Redemptions	(132,282)	(1,812,717)	(89,315)	(1,195,774)

Net increase	2,036,868	$28,174,706	600,477	$7,949,900

Investor Class
Sales	63,001	$893,860	31,609	$413,041
Reinvestments	—	—	75	980
Redemption Fees*	—	11	—	—
Redemptions	(5,248)	(71,160)	(14,236)	(190,058)

Net increase	57,753	$822,711	17,448	$223,963

Total net increase	2,094,621	$28,997,417	617,925	$8,173,863

POLEN GROWTH FUNDS

Notes to Financial Statements

October 31, 2018

(Unaudited)

Polen U.S. Small Company Growth Fund**
	Six Months Ended October 31, 2018 (Unaudited)		For the Period Ended April 30, 2018
	Shares	Amount	Shares	Amount
Institutional Class
Sales	135,020	$1,539,575	326,612	$3,304,680
Reinvestments	—	—	—	—
Redemption Fees*	—	—	—	—
Redemptions	—	—	—	—

Net increase	135,020	$1,539,575	326,612	$3,304,680

*

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 60 days of their acquisition. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

**	The Polen U.S. Small Company Growth Fund’s Institutional Class commenced operations on November 1, 2017.

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

For the year ended April 30, 2018, the tax character of distributions paid by the Polen Growth Fund and Polen International Growth Fund were $6,446,679 and $31,465 of ordinary income dividends and $22,196,888 and $0 of long-term capital gains, respectively. There were no distributions for the Polen Global Growth Fund and Polen U.S. Small Company Growth Fund. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

POLEN GROWTH FUNDS

Notes to Financial Statements

October 31, 2018

(Unaudited)

As of April 30, 2018 the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late Year Loss Deferral
Polen Growth Fund	$—	$936,100	$18,094,884	$552,916,074	$—
Polen Global Growth Fund	$—	$ 26,262	$ 417,592	$ 6,162,664	$—
Polen International Growth Fund	$—	$ 18,331	$ 15,148	$ 644,976	$—
Polen U.S. Small Company Growth Fund	$—	$ 9,047	$ —	$ 25,035	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of October 31, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

	Federal Tax Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Polen Growth Fund	$1,754,382,336	$685,285,277	$(31,276,248)	$654,009,029
Polen Global Growth Fund	40,801,573	6,515,038	(681,788)	5,833,250
Polen International Growth Fund	37,435,135	542,184	(2,372,090)	(1,829,906)
Polen U.S. Small Company Growth Fund	4,502,949	437,653	(359,593)	78,060

*

Because tax adjustments are calculated annually at the end of the Fund’s fiscal year, the above table does not reflect tax adjustments for the current fiscal year. For the previous year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2018, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2018. For the year ended April 30, 2018, the Funds had no capital loss deferrals.

POLEN GROWTH FUNDS

Notes to Financial Statements (Concluded)

October 31, 2018

(Unaudited)

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2018, the Funds did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

POLEN GROWTH FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6024 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Fund’s complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the Commission 60 days after the end of the Fund’s fiscal quarter.

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on September 26-27, 2018 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between Polen Capital Management, LLC (“Polen” or the “Adviser”) and the Trust (the “Existing Agreement”) on behalf of the Polen Growth Fund, Polen Global Growth Fund, and the Polen International Growth Fund, and the approval of a new Investment Advisory Agreement between Polen and the Trust (the “New Agreement ”and together with the Existing Agreement, the “Agreements”) on behalf of the Polen International Small Company Growth Fund (the “New Polen Fund,” together with Polen Growth Fund, Polen Global Growth Fund, and the Polen International Growth Fund, the “Polen Funds”). The Trustees noted that the Investment Advisory Agreement between Polen and the Trust on behalf of Polen US Small Company Growth Fund, was within its initial two-year term, and therefore was not being considered at the Meeting.

In determining whether to approve the Agreements, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act regarding: (i) services performed or to be performed for the Polen Funds, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest that may arise in connection with a portfolio manager’s management of the Polen Funds, (iv) investment performance, (v) the capitalization and financial

POLEN GROWTH FUNDS

Other Information (Continued)

(Unaudited)

condition of Polen, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Polen Funds and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding that may have a material impact on Polen’s ability to service the Polen Funds, (x) compliance with the Polen Funds’ investment objectives, policies and practices (including codes of ethics and proxy voting policies) and (xi) compliance with federal securities laws and other regulatory requirements. The Trustees noted the reports and discussions with portfolio managers as provided at the Board meetings throughout the year covering matters such as the relative performance of the Polen Funds; compliance with the investment objectives, policies, strategies and limitations for the Polen Funds; the compliance of management personnel with the code of ethics; and the adherence to the Trust’s pricing procedures as established by the Board.

Representatives from Polen attended the Meeting both in-person and via teleconference. The representatives discussed the firm’s history, performance and investment strategies in connection with the proposed approval of the Agreement and answered questions from the Board.

Investment Performance. The Trustees considered the investment performance for the Polen Growth Fund. The Trustees reviewed the historical performance charts for the year to date, one year, two year, three year, five year and since inception periods ended June 30, 2018 for (i) the Investor Class and Institutional Class shares of the Polen Growth Fund; (ii) the Russell 1000 Growth Total Return Index; (iii) the S&P 500 Daily Reinvested Index and (iv) the Lipper Large Cap Growth Fund Index, the Polen Growth Fund’s applicable Lipper index.

The Trustees noted that the Institutional Class shares of the Polen Growth Fund outperformed the Lipper Large Cap Growth Fund Index for the year-to-date, three year, five year, and since inception periods ended June 30, 2018, and underperformed the Lipper Large Cap Growth Fund Index for the one year and two year periods ended June 30, 2018. The Trustees noted that the Institutional Class Shares of the Polen Growth Fund outperformed the Russell 1000 Growth Total Return Index for the year-to-date, three year, and five year periods ended June 30, 2018, and underperformed the Russell 1000 Growth Total Return Value Index for the one year, two year and since inception periods ended June 30, 2018. The Trustees noted further that the Institutional Class shares of the Polen Growth Fund outperformed the S&P 500 Daily Reinvested Index for the year-to-date, one year, two year, three year, five year, and since inception periods ended June 30, 2018. The Trustees concluded that the performance of the Polen Growth Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

With respect to the Polen Global Growth Fund, the Trustees considered the performance of the Institutional Class shares as compared to the Lipper Global Large Cap Growth Index and the MSCI All Country World Net Dividends Index for the year-to-date, one year, two year, three year and since inception periods ended June 30, 2018. The Trustees noted that the Polen Global Growth Fund outperformed the

POLEN GROWTH FUNDS

Other Information (Continued)

(Unaudited)

Lipper Global Large Cap Growth Index and the MSCI All Country World Net Dividends Index for the year-to-date, one year, two year, three year, and since inception periods ended June 30, 2018. The Trustees concluded that the performance of the Polen Global Growth Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

With respect to the Polen International Growth Fund, the Trustees considered the performance of the Institutional Class shares as compared to the Lipper International Multi-cap Growth Fund Index and the MSCI All Country World Net Dividends Index for the year-to-date, one year and since inception periods ended June 30, 2018. The Trustees noted that the Polen International Growth Fund outperformed the Lipper International Multi-cap Growth Fund Index and the MSCI All Country World Net Dividends Index for the year-to-date, one year and since inception periods ended June 30, 2018. The Trustees concluded that the performance of the Polen International Growth Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

With respect to the Polen International Small Company Growth Fund, the Trustees considered that the proposed strategy for the fund was new, and therefore did not have historical performance. The Trustees noted that they received performance information for the other series of the Trust advised by Polen and information related to a separately managed account composite, which were representative of the Adviser’s performance in implementing certain types of strategies to be employed for the Polen International Small Company Growth Fund. The Trustees concluded that the performance information relating to the comparable funds and separately managed account composite was acceptable for purposes of its consideration of the New Polen Agreement.

Fees. The Trustees also noted that Polen had provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Polen Funds and any other ancillary benefit resulting from Polen’s relationship with the Funds. The Trustees considered the fees that Polen charges to its similarly managed accounts, and evaluated the explanations provided by Polen as to differences in fees charged to the Polen Funds and similarly managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Polen Funds versus other similarly managed funds.

The Trustees noted that the contractual advisory fee and net total expense ratio of the Polen Growth Fund, Polen Global Growth Fund, and the Polen International Growth Fund were each higher than the median of funds in the respective Lipper peer groups of the Polen Growth Fund, Polen Global Growth Fund, and the Polen International Growth Fund. The Trustees considered explanations provided by Polen as to differences in fees proposed to be charged to the Polen International Small Company Growth Fund and other similarly managed accounts or Polen Funds. The Trustees evaluated explanations provided by Polen regarding its belief that the proposed advisory fee is within the normal range of fees and expenses

POLEN GROWTH FUNDS

Other Information (Continued)

(Unaudited)

for funds of similar size, composition and type of investment product. The Trustees concluded that the advisory fee and services proposed to be provided by Polen are sufficiently consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the New Polen Fund.

Knowledge, experience, and qualifications. The Board considered the level and depth of knowledge of Polen, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by Polen, the Board took into account its familiarity with Polen’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account Polen’s compliance policies and procedures and reports regarding Polen’s compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Polen Funds’ investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Polen Funds by Polen and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreements, that the quality of the proposed services appeared to be consistent with industry norms and that the Polen Funds are likely to benefit from the continued provision of those services. They also concluded that Polen has sufficient personnel, with the appropriate education and experience, to serve the Polen Funds effectively and had demonstrated their ability to attract and retain qualified personnel.

Cost of Services. The Trustees considered the costs of the services provided by Polen, the compensation and benefits received by, or to be received by, Polen in providing services to the Polen Funds, as well as Polen’s profitability. The Trustees were provided with the audited financial statements of Polen for the years ended December 31, 2017 and December 31, 2016. The Trustees noted that Polen’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that Polen’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Polen Funds specifically. The Trustees concluded that Polen’s fees derived from their relationship with the Trust, in light of the Polen Funds’ expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratios of the Polen Funds were reasonable, taking into account the projected growth and size of the Fund and the quality of services provided by Polen.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Polen Funds as the Polen Funds grow or are expected to grow, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Polen Funds for the benefit of fund shareholders but that, despite the existence of separate share classes and contractual fee waivers, the advisory fee did not currently include breakpoint reductions as asset levels increase.

POLEN GROWTH FUNDS

Other Information (Concluded)

(Unaudited)

At the Meeting, the Trustees unanimously approved the Existing Agreement for an additional one year period and the New Agreement for an initial two year period. In voting to approve the New Agreement and the continuation of the Existing Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by Polen. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement and New Agreement would be in the best interests of the Polen Funds and their shareholders.

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Investment Adviser

Polen Capital Management, LLC

1825 NW Corporate Blvd.

Suite 300

Boca Raton, FL 33431

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

Polen Growth Fund

Polen Global Growth

Fund

Polen International

Growth Fund

Polen U.S. Small

Company Growth Fund

of

FundVantage Trust

Institutional Class

Investor Class

SEMI-ANNUAL

REPORT

October 31, 2018

(Unaudited)

This report is submitted for the general information of the shareholders of the Polen Growth Fund, the Polen Global Growth Fund, the Polen International Growth Fund and the Polen U.S. Small Company Growth Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Polen Growth Fund, the Polen Global Growth Fund, the Polen International Growth Fund and/or the Polen U.S. Small Company Growth Fund.

POL-1018

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Semi-Annual Investment Adviser’s Report

October 31, 2018

(Unaudited)

Dear Fellow Shareholder:

The U.S. equity markets posted mixed results over the past six months as volatility returned in September and October. The last two months were particularly unkind to small-cap stocks, as represented by the Russell 2000 Index, which posted a decline of over 13% for that two month period and eliminated a strong start to the year with a slightly negative year-to-date return. Large-cap stocks, sluggish in the opening months of the year, have fared better as of late. During this period of market volatility, the Private Capital Management Value Fund’s Class I shares (“PCM Value Fund”) performed well. The PCM Value Fund’s return of 3.23% for the six-month period ended October 2018 was in line with the S&P 500 Index’s 3.40% gain and well ahead of the Russell 2000 Index’s loss (-1.37%) for the same period.

Recent stock market volatility was likely driven by investors digesting the implications of the Federal Reserve’s interest rate policies and a focus on the mid-term elections. In our opinion, the equity market downturn in October was exacerbated by three fundamental factors – Federal Reserve policy, trade uncertainty and political concerns. In our mind, the most significant pathogenesis – by a wide margin – was Federal Reserve Chairman Jerome Powell’s commentary in early October that Fed policy was still “a long way from neutral” and that it “may go past neutral”. A translation of Chairman Powell’s comments makes it clear that interest rates will continue to go up and that the Fed is sufficiently concerned about inflation that it might raise rates high enough to actually (deliberately) slow economic growth. Words like these have not been spoken by a member of the Federal Reserve, let alone its Chairman, since before the Great Recession.

Chairman Powell’s lack of circumspection, in our view, is somewhat surprising. He has apparently chosen to adopt a data-centric view and ignore the obvious qualitative worries (including the aforementioned trade and political concerns) in characterizing the economic situation in his commentary as “remarkably positive”. His message to markets was that the Fed no longer considers the U.S. economy to be recovering. Rather, it is healthy, fully-recovered and potentially trending toward overheating. There is an unfortunate irony to Chairman Powell’s view. During a period when economic inequality remains an important political discussion point, accelerating wage growth for the bottom quartile of the population may be viewed by the Fed as creating pressure to slow the rate of expansion. However, it also is possible that Chairman Powell’s comments were designed to signal a willingness to act in an attempt to forestall the necessity to act.

To explain – wage push inflation occurs when employers, faced with a tight labor market, begin to systemically raise prices on goods and services to sustain profit margins. The good news on this front is that since corporate profit margins (in aggregate) are at record levels, managers have significant room to maneuver and absorb higher costs without aggressively raising prices. One hopes that rational operators will understand that a healthy economy is preferable to a Fed instigated recession. Therefore, it is possible that Chairman Powell is trying to use his bully pulpit to obtain a level of pricing restraint from those who are making these decisions across the economy.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2018

(Unaudited)

We, quite frankly, cannot offer any useful insight into whether Chairman Powell’s ploy will be broadly successful in influencing corporate behavior. However, we can observe with reasonable certitude that the monetary policy support that has propelled a near linear bull market in equities over the last decade is most likely gone. This is not necessarily a bad thing, but we feel it does portend a different investing environment for equities.

It is certainly incongruous to posit that a healthy economy is bad for stocks. The market’s current discomfiture derives from the notion that a data-driven Federal Reserve might feel the need and/or justification to push interest rates up too quickly or too high to forestall a potential acceleration of inflation. This concern is exacerbated by uncertainties surrounding the current trade dispute with China, the expected re-allocation of political power from the mid-term elections (although this is largely an expected result) and a September earnings period which evidenced some stress on corporate earnings growth forecasts due to the combined effect of tariffs and input cost inflation.

To fact check our intuitions on the swirling economic and market dynamics we have spent even more time than usual this quarter reading through earning reports of companies large and small outside of the Fund’s portfolio. Our takeaway thus far is that input price pressures – ranging from labor costs to commodity inputs – are clearly accelerating and beginning to impact results and forward guidance throughout the industrial sector. An unintended consequence of the trade dispute with China is that recently imposed tariffs are indirectly stoking inflationary pressures. This latter point highlights the challenge facing the Federal Reserve – should it raise interest rates to rein in inflation resulting from a potentially ephemeral strategy used to win a trade dispute? Moreover, at what level does it make sense to thwart the intended purpose of government stimulus and tax cuts, as well as the social good of rising wages, particularly for the bottom quartile of workers?

Long time investors will most likely anticipate what we are going to write next. This type of economic and fundamental complexity and market volatility may play directly to our strength as a due diligence driven, value focused research firm. The number of stocks we evaluate as being intrinsically undervalued is expanding steadily. We are having more engaging conversations on the research side in the last month than we have had in the last year or two. In addition, the existing portfolio has been reviewed by us in light of the economic environment that we foresee developing and the Fund’s portfolio companies are operationally healthy and, in our view, attractively undervalued.

Since our entire research process is built upon determination of intrinsic corporate value, this market development feels to us like a long-awaited opportunity as potential targets of our research interest have dropped into the fifty-to-sixty cent dollar range. Thus, we are busily triaging among the best ideas in our pipeline. As always, we will seek to remain measured, disciplined and consistent with our investment of the Fund’s capital.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Semi-Annual Investment Adviser’s Report (Concluded)

October 31, 2018

(Unaudited)

We appreciate your continued support.

Private Capital Management

Mutual fund investing involves risk and it is possible to lose money by investing in a fund. The Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a more diversified fund causing its value to fluctuate more widely. The Fund may engage in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater volatility and less liquidity. The above commentary is for informational purposes only and investors should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. This report is not authorized for distribution unless preceded or accompanied by a current prospectus for the Private Capital Management Value Fund. The prospectus contains this and other important information about the Fund. Read it carefully before investing.

Shares of the Private Capital Management Value Fund are distributed by Foreside Funds Distributors LLC, not an adviser affiliate.

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended October 31, 2018 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Semi-Annual Investment Adviser’s Report

Performance Data

October 31, 2018

(Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2018
	Six Months†	1 Year	3 Years	5 Years	10 Years
Class A (with sales charge)*	-2.11%	-2.07%	5.86%	5.76%	10.48%
Class A (without sales charge)	3.04%	3.06%	7.70%	6.85%	11.04%
S&P 500® Index*	3.40%	7.35%	11.52%	11.34%	13.24%
Russell 2000® Index	-1.37%	1.85%	10.68%	8.01%	12.44%

†	Not Annualized.

*On May 28, 2010, a corporate defined contribution plan account (the “Predecessor Account”) was converted into Class I shares of the Fund. Performance shown for the periods prior to May 28, 2010, is the performance of the Class I shares and represents the performance of the Predecessor Account adjusted to reflect the fees and expenses applicable to Class I shares on May 28, 2010. Performance shown prior to May 28, 2010, has not been adjusted to reflect the fees and expenses of Class A shares. Performance shown for Class A shares for the period from May 28, 2010 to October 6, 2010 (commencement of operations of Class A shares) is the performance of Class I shares adjusted to reflect the fees and expenses applicable to Class A shares. If the Predecessor Account performance was adjusted to reflect the fees and expenses of Class A shares the performance shown would be lower. The Predecessor Account was not registered as a mutual fund under the Investment Company Act of 1940, as amended (“1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and Internal Revenue Code of 1986, as amended. If the Predecessor Account had been registered under the 1940 Act its performance may have been different.

Class A shares of the Fund have a 5.00% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A shares “Total Annual Fund Operating Expenses” and “Total Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.63% and 1.35%, respectively, of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2018, and may differ from the actual expenses incurred by the Fund for the period covered by this report. Private Capital Management, LLC (the “Adviser”), has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions do not exceed 1.10% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2019, unless the Board of Trustees (“Board of Trustees”) of the Trust approves its early termination. Prior to September 1, 2017, the Fund’s Expense Limitation was 1.00%. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual Fund

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Semi-Annual Investment Adviser’s Report

Performance Data (Continued)

October 31, 2018

(Unaudited)

expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of Standard & Poor’s 500® Index (“S&P 500® Index”) and the Russell 2000® Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 2000® Index is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. It is impossible to invest directly in an index.

5

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Semi-Annual Investment Adviser’s Report

Performance Data (Continued)

October 31, 2018

(Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2018
	Six Months†	1 Year	3 Years	5 Years	10 Years
Class I*	3.23%	3.37%	7.98%	7.13%	11.31%
S&P 500® Index	3.40%	7.35%	11.52%	11.34%	13.24%
Russell 2000® Index	-1.37%	1.85%	10.68%	8.01%	12.44%

†	Not Annualized.

*

Performance shown for the period from October 31, 2007 to May 28, 2010 is the performance of a corporate defined contribution plan account (the “Predecessor Account”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations on May 28, 2010. Performance from May 28, 2010 to October 31, 2017 is from the performance of the Class I Shares. The Predecessor Account was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Predecessor Account had been registered under the 1940 Act, its performance may have been different.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class I shares “Total Annual Fund Operating Expenses” and “Total Fund Operating Expenses After Fee and Waiver and/or Expense Reimbursement” are 1.38% and 1.10%, respectively, of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2018, and may differ from the actual expenses incurred by the Fund for the period covered by this report. Private Capital Management, LLC (the “Adviser”), has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust , “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions) do not exceed 1.10% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2019, unless the Board of Trustees approves its early termination. Prior to September 1, 2017, the Fund’s Expense Limitation was 1.00%. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual Fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total return would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Semi-Annual Investment Adviser’s Report

Performance Data (Concluded)

October 31, 2018

(Unaudited)

The Fund intends to evaluate performance as compared to that of Standard & Poor’s 500® Index (“S&P 500® Index”) and the Russell 2000® Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 2000® Index is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. It is impossible to invest directly in an index.

7

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure

October 31, 2018

(Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from May 1, 2018 through October 31, 2018 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, and redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure (Concluded)

October 31, 2018

(Unaudited)

	Private Capital Management Value Fund
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*
Class A
Actual	$1,000.00	$1,030.40	$6.91
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.87
Class I
Actual	$1,000.00	$1,032.30	$5.63
Hypothetical (5% return before expenses)	1,000.00	1,019.66	5.60

*

Expenses are equal to an annualized expenses ratio for the six-month period ended October 31, 2018 of 1.35% and 1.10% for Class A and Class I shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six-month total return for the Fund of 3.04% and 3.23% for Class A and Class I shares, respectively.

9

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio Holdings Summary Table

October 31, 2018

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Financials	29.4%	$17,311,555
Consumer Discretionary	18.1	10,651,839
Information Technology	13.1	7,683,282
Health Care	9.5	5,572,206
Industrials	8.3	4,863,812
Materials	6.9	4,049,558
Utilities	3.6	2,142,555
Consumer Staples	3.1	1,803,189
U.S. Treasury Obligations	8.1	4,743,219
Liabilities in Excess of Other Assets	(0.1)	(31,686)

NET ASSETS	100.0%	$58,789,529

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments

October 31, 2018

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — 92.0%
Consumer Discretionary — 18.1%
Carrols Restaurant Group, Inc.*	184,300	$2,425,388
Fiesta Restaurant Group, Inc.*	33,800	872,378
Gildan Activewear, Inc. (Canada)	61,850	1,849,934
Motorcar Parts of America, Inc.*	118,158	2,502,586
Stoneridge, Inc.*	38,245	971,806
Visteon Corp.*	25,680	2,029,747

		10,651,839

Consumer Staples — 3.1%
SpartanNash Co.	101,019	1,803,189

Financials — 29.4%
Community Financial Corp. (The)	19,135	576,920
First Northwest Bancorp*	47,175	688,755
HomeTrust Bancshares, Inc.*	52,594	1,433,713
INTL. FCStone, Inc.*	50,986	2,308,646
Jefferies Financial Group, Inc.	73,905	1,586,740
KKR & Co., Inc., Class A	168,820	3,992,593
Northrim BanCorp, Inc.	26,200	996,386
OceanFirst Financial Corp.	41,560	1,052,299
Old National Bancorp	42,560	759,696
Raymond James Financial, Inc.	18,600	1,426,434
SmartFinancial, Inc.*	29,500	600,030
State Bank Financial Corp.	38,600	987,002
Synovus Financial Corp.	24,024	902,341

		17,311,555

	Number of Shares	Value

COMMON STOCKS — (Continued)
Health Care — 9.5%
Allergan PLC (Ireland)	16,452	$2,599,581
Universal Health Services, Inc., Class B	12,325	1,498,227
Zimmer Holdings, Inc.	12,980	1,474,398

		5,572,206

Industrials — 8.3%
Air Transport Services Group, Inc.*	110,900	2,173,640
DIRTT Environmental Solutions (Canada)*	524,400	2,690,172

		4,863,812

Information Technology — 13.1%
Avid Technology, Inc.*	88,500	469,050
Everi Holdings, Inc.*	350,271	2,521,951
QuinStreet, Inc.*	295,112	4,692,281

		7,683,282

Materials — 6.9%
Celanese Corp.	13,970	1,354,252
Pope Resources LP, MLP	10,600	765,638
Tronox Ltd., Class A (Australia)	168,530	1,929,668

		4,049,558

Utilities — 3.6%
National Fuel Gas Co.	39,465	2,142,555

TOTAL COMMON STOCKS (Cost $34,224,278)		54,077,996

The accompanying notes are an integral part of the financial statements.

11

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments (Concluded)

October 31, 2018

(Unaudited)

	Par Value	Value

U.S. TREASURY OBLIGATIONS — 8.1%
United States Treasury Bill, 1.91%, 11/15/18(a)	$2,250,000	$2,248,250
United States Treasury Bill, 2.06%, 12/06/18(a)	2,500,000	2,494,969

		4,743,219

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,743,219)		4,743,219

TOTAL INVESTMENTS - 100.1% (Cost $38,967,497)		58,821,215
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%		(31,686)

NET ASSETS - 100.0%		$58,789,529

*	Non-income producing.
(a)	Rate disclosed represents the yield-to-maturity as of October 31, 2018.

MLP   Master Limited Partnership

PLC   Public Limited Company

The accompanying notes are an integral part of the financial statements.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Assets and Liabilities

October 31, 2018

(Unaudited)

Assets
Investments, at value (Cost $38,967,497)	$58,821,215
Cash	185,152
Receivable for capital shares sold	76,625
Dividends and interest receivable	20,639
Prepaid expenses and other assets	21,661

Total assets	59,125,292

Liabilities
Payable for capital shares redeemed	226,206
Payable to Investment Adviser	26,670
Payable for transfer agent fees	24,948
Payable for administration and accounting fees	19,650
Payable for audit fees	13,685
Payable for printing fees	10,634
Payable for custodian fees	6,588
Payable for legal fees	2,151
Payable for distribution fees	1,316
Accrued expenses	3,915

Total liabilities	335,763

Net Assets	$58,789,529

Net Assets consisted of:
Capital Stock, $0.01 par value	$32,845
Paid-in capital	30,799,194
Total distributable earnings	27,957,490

Net Assets	$58,789,529

Class A:

Net asset value and redemption price per share ($5,997,469 / 339,709 shares)	$17.65

Maximum offering price per share (100/95 of $17.65)	$18.58

Class I:
Net asset value, offering and redemption price per share ($52,792,060 / 2,944,836 shares)	$17.93

The accompanying notes are an integral part of the financial statements.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Operations

For the Six Months Ended October 31, 2018

(Unaudited)

Investment income
Dividends	$272,013
Less: foreign taxes withheld	(3,464)
Interest	15,415

Total investment income	283,964

Expenses
Advisory fees (Note 2)	298,916
Transfer agent fees (Note 2)	45,902
Administration and accounting fees (Note 2)	31,815
Registration and filing fees	26,107
Trustees’ and officers’ fees (Note 2)	19,942
Legal fees	18,012
Audit fees	13,589
Printing and shareholder reporting fees	10,976
Custodian fees (Note 2)	10,882
Distribution fees (Class A) (Note 2)	8,075
Other expenses	6,504

Total expenses before waivers	490,720

Less: waivers (Note 2)	(117,304)

Net expenses after waivers	373,416

Net investment loss	(89,452)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	5,500,598
Net change in unrealized appreciation/(depreciation) on investments	(3,210,471)

Net realized and unrealized gain on investments	2,290,127

Net increase in net assets resulting from operations	$2,200,675

The accompanying notes are an integral part of the financial statements.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	October 31, 2018	Year Ended
	(Unaudited)	April 30, 2018
Increase/(decrease) in net assets from operations:
Net investment loss	$(89,452)	$(175,334)
Net realized gain from investments	5,500,598	4,243,386
Net change in unrealized appreciation/(depreciation) on investments	(3,210,471)	218,110

Net increase in net assets resulting from operations	2,200,675	4,286,162

Less dividends and distributions to shareholders from:
Net investment income:
Net realized capital gains:
Class A	—	(82,421)
Class I	—	(877,445)

Total net realized capital gains	—	(959,866)

Net decrease in net assets from dividends and distributions to shareholders	—	(959,866)

Decrease in net assets derived from capital share transactions (Note 4)	(5,826,145)	(18,147,363)

Total decrease in net assets	(3,625,470)	(14,821,067)

Net assets
Beginning of period	62,414,999	77,236,066

End of period*	$58,789,529	$62,414,999

*

Net assets - end of period includes accumulated net investment loss of $(55,134) for the year ended April 30, 2018. Effective November 5, 2018, the SEC has eliminated the requirement to disclose undistributed net investment loss.

The accompanying notes are an integral part of the financial statements.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$17.13		$16.44	$13.72	$17.07	$15.16	$13.60

Net investment income/(loss)(1)	(0.05)		(0.08)	(0.26)	0.16	(0.03)	(0.02)
Net realized and unrealized gain/(loss) on investments	0.57		1.00	3.15	(2.55)	2.88	2.45

Net increase/(decrease) in net assets resulting from operations	0.52		0.92	2.89	(2.39)	2.85	2.43

Dividends and distributions to shareholders from:
Net investment income	—		—	(0.17)	—	—	—
Net realized capital gains	—		(0.23)	—	(0.96)	(0.94)	(0.87)

Total dividends and distributions to shareholders	—		(0.23)	(0.17)	(0.96)	(0.94)	(0.87)

Redemption fees	—	(2)	—	— (2)	— (2)	—	— (2)

Net asset value, end of period	$17.65		$17.13	$16.44	$13.72	$17.07	$15.16

Total investment return(3)	3.04%		5.56%	21.18%	(14.00)%	19.11%	18.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,997		$5,965	$6,063	$7,408	$8,042	$7,643
Ratio of expenses to average net assets	1.35	%(4)	1.32%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.70	%(4)	1.63%	1.59%	1.54%	1.69%	1.74%
Ratio of net investment income/(loss) to average net assets	(0.50	)%(4)	(0.47)%	(1.78)%	1.06%	(0.20)%	(0.15)%
Portfolio turnover rate	9.40	%(6)	16.73%	11.15%	14.20%	31.11%	19.69%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.00%. If reflected, the return would be lower.

(4)	Annualized.
(5)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

16

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the		For the	For the	For the	For the	For the
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	October 31, 2018		April 30,	April 30,	April 30,	April 30,	April 30,
	(Unaudited)		2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of period	$17.37		$16.63	$13.88	$17.21	$15.24	$13.64

Net investment income/(loss)(1)	(0.02)		(0.04)	(0.22)	0.20	0.01	0.02
Net realized and unrealized gain/(loss) on investments	0.58		1.01	3.19	(2.57)	2.90	2.45

Net increase/(decrease) in net assets resulting from operations	0.56		0.97	2.97	(2.37)	2.91	2.47

Dividends and distributions to shareholders from:
Net investment income	—		—	(0.22)	—	—	—
Net realized capital gains	—		(0.23)	—	(0.96)	(0.94)	(0.87)

Total dividends and distributions to shareholders	—		(0.23)	(0.22)	(0.96)	(0.94)	(0.87)

Redemption fees	—	(2)	—	— (2)	— (2)	—	— (2)

Net asset value, end of period	$17.93		$17.37	$16.63	$13.88	$17.21	$15.24

Total investment return(3)	3.23%		5.80%	21.50%	(13.76)%	19.41%	18.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,792		$56,450	$71,173	$79,078	$63,069	$47,969
Ratio of expenses to average net assets	1.10	%(4)	1.07%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.45	%(4)	1.38%	1.34%	1.29%	1.45%	1.49%
Ratio of net investment income/(loss) to average net assets	(0.24	)%(4)	(0.22)%	(1.53)%	1.30%	0.05%	0.10%
Portfolio turnover rate	9.40	%(6)	16.73%	11.15%	14.20%	31.11%	19.69%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

17

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements

October 31, 2018

(Unaudited)

1. Organization and Significant Accounting Policies

The Private Capital Management Value Fund (the “Fund”) is operating as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on May 28, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Class I and Class R Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A 1.00% contingent deferred sales charge (“CDSC”) will be assessed when Class C shares are redeemed within 12 months after initial purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker dealer was not paid a commission at the time of initial purchase. As of October 31, 2018, the Class C shares and the Class R shares have not yet commenced operations.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily as of the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value

18

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2018, in valuing the Fund’s investments carried at fair value:

	Total Value at 10/31/18	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Common Stocks*	$54,077,996	$54,077,996	$—	$—
U.S. Treasury Obligations	4,743,219	—	4,743,219	—

Total Investments	$58,821,215	$54,077,996	$4,743,219	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been

19

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the six months ended October 31, 2018, there were no transfers between Levels.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences may include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

20

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Purchased Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives. The Fund may purchase option contracts. This transaction is used to hedge against the values of equities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. During the six months ended October 31, 2018, the Fund had no purchased options.

Written Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into written options to hedge the values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated

21

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid. As of October 31, 2018, the Fund had no written options.

Recent Accounting Pronouncement — Effective November 5, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. Management has evaluated the implications of adopting these amendments and there is no significant impact on the financial statements and accompanying notes.

2. Transactions with Related Parties and Other Service Providers

Private Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets. Effective September 1, 2017, the Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions do not exceed 1.10% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2019, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual Fund expenses do not exceed the limits described

22

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

As of October 31, 2018, the amount of potential recovery was as follows:

Expiration
4/30/2019	4/30/2020	4/30/2021	10/31/2021	Total
$233,659	$265,948	$231,595	$117,304	$848,506

For the six months ended October 31, 2018, the Adviser earned fees of $298,916, and waived fees of $117,304.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. The remuneration paid to the Trustees by the Fund during the six months ended October 31, 2018 was $4,100. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

23

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Duff & Phelps, LLC (“D&P”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and D&P are compensated for their services provided to the Trust.

3. Investment in Securities

For the six months ended October 31, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$5,723,389	$15,338,908

4. Capital Share Transactions

For the six months ended October 31, 2018 and the year ended April 30, 2018, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sales	32,595	$640,392	22,762	$376,550
Reinvestments	—	—	4,612	79,464
Redemption Fees*	—	1	—	—
Redemptions	(41,138)	(781,460)	(47,838)	(812,888)

Net decrease	(8,543)	$(141,067)	(20,464)	$(356,874)

Class I
Sales	198,281	$3,780,770	220,732	$3,760,556
Reinvestments	—	—	34,963	610,103
Redemption Fees*	—	9	—	—
Redemptions	(502,943)	(9,465,857)	(1,285,253)	(22,161,148)

Net decrease	(304,662)	$(5,685,078)	(1,029,558)	$(17,790,489)

Total Net Decrease	(313,205)	$(5,826,145)	(1,050,022)	$(18,147,363)

*

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 30 days of their acquisition. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

24

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

For the year ended April 30, 2018, the tax character of distributions paid by the Fund was $959,866 of long-term capital gains dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses
$ —	$ —	$3,403,671	$22,442,427	$(89,283)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

At October 31, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost*	$38,967,497

Gross unrealized appreciation	$20,691,525
Gross unrealized depreciation	(837,807)

Net unrealized appreciation	$19,853,718

*

Because tax adjustments are calculated annually at the end of the Fund’s fiscal year, the above table does not reflect tax adjustments for the current fiscal year. For the previous year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2018, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2018. For the year ended April 30, 2018, the Fund had late-year ordinary loss deferrals of $89,283.

25

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Concluded)

October 31, 2018

(Unaudited)

Accumulated capital losses represent net capital loss carry forwards as of April 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of October 31, 2018, the Fund had no capital losses.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

26

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 568-1267 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Fund’s complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the Commission 60 days after the end of the Fund’s fiscal quarter.

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on June 25-26, 2018 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the investment advisory agreement between Private Capital Management, LLC (“PCM” or the “Adviser”) and the Trust (the “Agreement”) on behalf of the Private Capital Management Value Fund (the “Fund”). At the Meeting, the Board considered the continuation of the Agreement for an additional one year period.

In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act regarding: (i) services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest that may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of PCM, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on PCM’s ability to service the Fund, (x) compliance with the Fund’s investment objectives, policies and procedures (including codes of ethics and proxy voting policies) and (xi) compliance with federal securities laws and other regulatory requirements. The Trustees noted that

27

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information (Continued)

(Unaudited

they received reports and had discussions with the Adviser at the Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations of the Fund; compliance of management personnel with the applicable code of ethics; and the adherence to the Trust’s pricing procedures as established by the Board.

Representatives from PCM attended the Meeting in person. The representatives discussed the firm’s history, performance and investment strategy in connection with the proposed approval of the Agreement and answered questions from the Board.

Performance. The Trustees considered the investment performance of the Fund. The Trustees reviewed the historical performance charts for the Fund’s Class A shares and Class I shares as compared to the Russell 2000 Index and the Lipper Mid-Cap Core Funds Index, the Fund’s applicable Lipper index, for the year-to-date, one year, two-year, three year, five year and since inception (inception dates are October 6, 2010 and May 28, 2010 for Class A Shares and Class I Shares, respectively) periods ended March 31, 2018. The Trustees also considered the performance of the Fund’s Class I shares (including the performance of a predecessor account prior to the Fund’s inception in May 2010) as compared to the S&P 500 Index and Russell 2000 Index for the one year, three year, five year, ten year and since inception (inception date is December 31, 1986 for the predecessor account) periods ended April 30, 2018. The Trustees noted that they considered performance reports provided at Board meetings throughout the year.

The Trustees noted that the Fund’s Class A shares and Class I underperformed the Lipper Mid-Cap Core Funds Index and the Russell 2000 Index the for the year-to-date, one year, two year, three year, five year, and since inception periods ended March 31, 2018. The Trustees further noted that the Fund’s Class I shares underperformed the S&P 500 Index and Russell 2000 Index for the one year, three year, five year, and ten year periods ended April 30, 2018, and outperformed the S&P 500 Index and Russell 2000 Index for the since inception period ended April 30, 2018. The Trustees concluded that, although the Fund had underperformed the Russell 2000 Index, the S&P 500 Index and the Lipper Mid-Cap Core Funds Index during certain time periods, the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

Fees. The Trustees also noted that the representatives of PCM had provided information regarding its advisory fees and an analysis of these fees in relation to the services provided to the Fund and any other ancillary benefit resulting from the PCM’s relationship with the Fund. The Trustees reviewed information regarding the fees PCM charges to other clients and evaluated explanations provided by PCM as to differences in fees charged to the Fund and other similarly managed accounts. The Trustees reviewed fees charged by other advisers that manage comparable mutual funds with similar strategies. The Trustees concluded that the advisory fees and services provided by PCM are consistent with those of other advisers

28

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information (Continued)

(Unaudited

that manage mutual funds with investment objectives, strategies and policies similar to those of the Fund as measured by the information provided by PCM.

The Board evaluated explanations provided by PCM as to differences in fees charged to the Fund and other accounts managed by the Adviser. The Trustees also reviewed a comparison of advisory fees of the Fund versus other similarly managed funds. The Trustees noted that the gross advisory fees of the Fund’s Class A shares and Class I shares were higher than the median of the gross advisory fees median of the gross advisory fees of funds in the Lipper category with $250 million or less in assets. The Trustees further noted that (i) the net total expense ratios of the Fund’s Class A shares and Class I shares were substantially in line with the median of the net total expenses of funds with similar share classes in the Lipper category with $250 million or less in assets, (ii) Class A shares net total expenses were equal to such Lipper category and (iii) Class I shares net total expenses were higher than such Lipper category. The Trustees concluded that the advisory fee and services provided by PCM are sufficiently consistent with those of other advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

Knowledge, experience, and qualifications. The Board then considered the level and depth of knowledge of PCM, including the professional experience and qualifications of its senior personnel. In evaluating the quality of services provided by PCM, the Board took into account its familiarity with PCM’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account PCM’s compliance policies and procedures and a report regarding PCM’s compliance operations from the Trust’s Chief Compliance Officer. The Board considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Fund by PCM and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the services appeared to be consistent with industry norms and that the Fund is likely to benefit from the continued receipt of those services. They also concluded that PCM has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their ability to attract and retain qualified personnel.

Costs. The Trustees reviewed materials regarding the costs of the services provided by PCM, the compensation and benefits received by PCM in providing services to the Fund, as well as PCM’s profitability. The Trustees were provided with PCM’s most recent balance sheet and income statement for the year ended December 31, 2017. The Trustees noted that PCM’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that PCM’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Fund specifically. The Trustees concluded that PCM’s advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected growth of the Fund.

29

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information (Concluded)

(Unaudited)

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders, and that although the advisory fee did not currently include breakpoint reductions as asset levels increase, the contractual advisory fee was subject to a partial fee waiver by the Adviser.

In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by PCM. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Fund and its shareholders.

30

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser Private Capital Management, LLC 8889 Pelican Bay Boulevard Suite 500 Naples, FL 34108	PRIVATE CAPITAL MANAGEMENT VALUE FUND
Administrator The Bank of New York Mellon 301 Bellevue Parkway Wilmington, DE 19809	of FundVantage Trust
Transfer Agent BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581	Class A Class I SEMI-ANNUAL
Principal Underwriter Foreside Funds Distributors LLC 400 Berwyn Park 899 Cassatt Road Berwyn, PA 19312	REPORT October 31, 2018 (Unaudited)
Custodian The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

        PRI-1018

This report is submitted for the general information of the shareholders of the Private Capital Management Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Private Capital Management Value Fund.

QUALITY DIVIDEND FUND

Semi-Annual Report

Performance Data

October 31, 2018

(Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2018†
	Six Months	1 Year	3 Years	5 Years	Since Inception
Class A (with sales charge)	-2.62%	-3.64%	5.26%	5.71%	6.29%
Class A (without sales charge)	3.32%	2.26%	7.34%	6.97%	7.53%
Russell 1000® Value Index	1.07%	3.03%	8.87%	8.60%	9.37	%*

Class C (with CDSC charge)	1.83%	0.40%	6.53%	6.17%	6.73%
Class C (without CDSC charge)	2.83%	1.39%	6.53%	6.17%	6.73%
Russell 1000® Value Index	1.07%	3.03%	8.87%	8.60%	9.21	%**

Institutional Class	3.36%	2.43%	N/A	N/A	7.75%
Russell 1000® Value Index	1.07%	3.03%	N/A	N/A	9.45	%***

†

The Quality Dividend Fund (“the Fund”) Class A shares commenced operations on September 30, 2013; Class C shares commenced operations on October 1, 2013; Institutional Class shares commenced operations on October 4, 2016.

*	Benchmark performance is from the inception date of Class A shares of the Fund (September 30, 2013) only and is not the inception date of the benchmark itself.

**	Benchmark performance is from the inception date of Class C shares of the Fund (October 1, 2013) only and is not the inception date of the benchmark itself.

***	Benchmark performance is from the inception date of Institutional Class shares of the Fund (October 4, 2016) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (888) 201-5799.

The returns of Class A shares reflect a deduction for the maximum front end sales charge of 5.75%. The returns shown for Class C shares reflect a maximum deferred sales charge of 1.00%.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated September 1, 2018, are 1.32% and 1.24%, respectively, for Class A shares, 2.07% and 1.99%, respectively, for Class C shares and 1.07% and 0.99%, for Institutional Class shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Choice Financial Partners, Inc., d/b/a EquityCompass Strategies (“EquityCompass” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions) do not exceed 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in effect until August 31, 2019, unless the Board of Trustees (“Board of Trustees”) of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period

1

QUALITY DIVIDEND FUND

Semi-Annual Report

Performance Data (Concluded)

October 31, 2018

(Unaudited)

of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total fees would be higher had such fees and expenses not been waived and/or reimbursed.

A 1.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to those of the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, which represents about 90% of the total market capitalization of all listed U.S. stocks. It is impossible to invest directly in an index.

Mutual fund investing involves risk, including possible loss of principal. The Fund’s dividend income and distributions will fluctuate, and at times the Fund may underperform other funds that invest more broadly or that have different investment styles. Some of the assets in which the Fund may invest entail special risks. Foreign stocks may be affected by currency fluctuations, social and political instability, and lax regulatory and financial reporting standards. Master Limited Partnerships (“MLPs”) may fluctuate abruptly in value and be difficult to liquidate. Real Estate Investment Trusts (“REITs”) entail risks related to real estate, such as tenant defaults, declining occupancy rates, and falling property values due to deteriorating economic conditions. Listed REIT stocks may fluctuate erratically in market price while non-listed REITs may be illiquid.

2

QUALITY DIVIDEND FUND

Fund Expense Disclosure

October 31, 2018

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from May 1, 2018 through October 31, 2018 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

3

QUALITY DIVIDEND FUND

Fund Expense Disclosure (Concluded)

October 31, 2018

(Unaudited)

	Quality Dividend Fund
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*
Class A
Actual	$1,000.00	$1,033.20	$ 6.35
Hypothetical (5% return before expenses)	1,000.00	1,018.95	6.31
Class C
Actual	$1,000.00	$1,028.30	$10.17
Hypothetical (5% return before expenses)	1,000.00	1,015.17	10.11
Institutional Class
Actual	$1,000.00	$1,033.60	$ 5.07
Hypothetical (5% return before expenses)	1,000.00	1,020.21	5.04

*

Expenses are equal to an annualized expense ratio for the six-month period ended October 31, 2018 of 1.24%, 1.99% and 0.99% for Class A, Class C and Institutional Class shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of 3.32%, 2.83% and 3.36% for Class A, Class C and Institutional Class shares, respectively.

4

QUALITY DIVIDEND FUND

Portfolio Holdings Summary Table

October 31, 2018

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Oil, Gas & Consumable Fuels	19.0%	$13,220,833
Diversified Telecommunication Services	12.1	8,449,331
Pharmaceuticals	8.7	6,042,793
REITs	8.3	5,768,415
Electric Utilities	8.2	5,706,415
Household Products	7.8	5,414,702
Commercial Banks	7.6	5,274,642
Beverages	4.3	2,962,144
Communications Equipment	4.1	2,845,101
Tobacco	4.0	2,803,356
Semiconductors & Semiconductor Equipment	3.8	2,667,416
Containers & Packaging	3.8	2,621,218
IT Services	3.7	2,585,286
Biotechnology	3.6	2,494,080
Exchange Traded Fund	0.5	358,935
Other Assets in Excess of Liabilities	0.5	364,314

NET ASSETS	100.0%	$69,578,981

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

QUALITY DIVIDEND FUND

Portfolio of Investments

October 31, 2018

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — 99.0%
Beverages — 4.3%
Coca-Cola Co. (The)	61,866	$2,962,144

Biotechnology — 3.6%
AbbVie, Inc.	32,037	2,494,080

Commercial Banks — 7.6%
SunTrust Banks, Inc.	41,616	2,607,659
Wells Fargo & Co.	50,103	2,666,983

		5,274,642

Communications Equipment — 4.1%
Cisco Systems, Inc.	62,188	2,845,101

Containers & Packaging — 3.8%
International Paper Co.	57,787	2,621,218

Diversified Telecommunication Services — 12.1%
AT&T, Inc.	80,795	2,478,791
BCE, Inc. (Canada)	66,153	2,572,029
Verizon Communications, Inc.	59,529	3,398,511

		8,449,331

Electric Utilities — 8.2%
Duke Energy Corp.	35,480	2,931,712
Southern Co. (The)	61,619	2,774,703

		5,706,415

Household Products — 7.8%
Kimberly-Clark Corp.	24,287	2,533,134
Procter & Gamble Co. (The)	32,494	2,881,568

		5,414,702

IT Services — 3.7%
International Business Machines Corp.	22,397	2,585,286

	Number of Shares	Value

COMMON STOCKS — (Continued)
Oil, Gas & Consumable Fuels — 19.0%
Chevron Corp.	22,564	$2,519,271
Enbridge, Inc. (Canada)	86,382	2,687,344
ONEOK, Inc.	44,181	2,898,274
Valero Energy Corp.	29,141	2,654,454
Williams Cos, Inc. (The)	101,171	2,461,490

		13,220,833

Pharmaceuticals — 8.7%
Merck & Co., Inc.	43,035	3,167,806
Pfizer, Inc.	66,767	2,874,987

		6,042,793

REITs — 8.3%
Digital Realty Trust, Inc.	25,838	2,668,032
Omega Healthcare Investors, Inc.	92,965	3,100,383

		5,768,415

Semiconductors & Semiconductor Equipment — 3.8%
QUALCOMM, Inc.	42,414	2,667,416

Tobacco — 4.0%
Philip Morris International, Inc.	31,831	2,803,356

TOTAL COMMON STOCKS (Cost $63,052,131)		68,855,732

The accompanying notes are an integral part of the financial statements.

6

QUALITY DIVIDEND FUND

Portfolio of Investments (Concluded)

October 31, 2018

(Unaudited)

	Number of Shares	Value

EXCHANGE TRADED FUND — 0.5%
SPDR S&P Dividend ETF	3,850	$358,935

TOTAL EXCHANGE TRADED FUND (Cost $329,465)		358,935

TOTAL INVESTMENTS - 99.5% (Cost $63,381,596)		69,214,667

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%		364,314

NET ASSETS - 100.0%		$69,578,981

REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depository Receipt

The accompanying notes are an integral part of the financial statements.

7

QUALITY DIVIDEND FUND

Statement of Assets and Liabilities

October 31, 2018

(Unaudited)

Assets
Investments, at value (Cost $63,381,596)	$69,214,667
Receivable for investments sold	4,604,531
Receivable for capital shares sold	117,190
Dividends receivable	186,593
Prepaid expenses and other assets	52,083

Total assets	74,175,064

Liabilities
Payable for investments purchased	4,469,496
Due to Custodian	1,728
Payable to Investment Adviser	31,552
Payable for capital shares redeemed	23,997
Payable for distribution fees	23,217
Payable for administration and accounting fees	18,944
Payable for audit fees	14,271
Payable for shareholder servicing fees	4,985
Payable for custodian fees	3,272
Payable for printing fees	1,961
Accrued expenses	2,660

Total liabilities	4,596,083

Net Assets	$69,578,981

Net Assets consisted of:
Capital stock, $0.01 par value	$55,521
Paid-in capital	60,480,507
Total distributable earnings	9,042,953

Net Assets	$69,578,981

Class A:
Net asset value and redemption price per share ($37,631,672 / 3,006,838 shares)	$12.52

Maximum offering price per share (100/94.25 of $12.52)	$13.28

Class C:
Net asset value, offering and redemption price per share ($22,797,447 / 1,814,582 shares)	$12.56

Institutional Class:
Net asset value, offering and redemption price per share ($9,149,862 / 730,705 shares)	$12.52

The accompanying notes are an integral part of the financial statements.

8

QUALITY DIVIDEND FUND

Statement of Operations

For the Six Months Ended October 31, 2018

(Unaudited)

Investment income
Dividends	$1,464,502
Less: foreign taxes withheld	(25,137)

Total investment income	1,439,365

Expenses
Advisory fees (Note 2)	221,249
Distribution fees (Class C) (Note 2)	92,567
Distribution fees (Class A) (Note 2)	49,402
Registration and filing fees	38,308
Administration and accounting fees (Note 2)	31,210
Shareholder servicing fees (Class C)	30,856
Transfer agent fees (Note 2)	20,454
Trustees’ and officers’ fees (Note 2)	18,890
Legal fees	17,152
Printing and shareholder reporting fees	14,936
Audit fees	14,462
Custodian fees (Note 2)	10,067
Other expenses	7,179

Total expenses before waivers and reimbursements	566,732

Less: waivers and reimbursements (Note 2)	(28,846)

Net expenses after waivers and reimbursements	537,886

Net investment income	901,479

Net realized and unrealized gain from investments:
Net realized gain from investments	298,189
Net change in unrealized appreciation/(depreciation) on investments	1,098,754

Net realized and unrealized gain on investments	1,396,943

Net increase in net assets resulting from operations	$2,298,422

The accompanying notes are an integral part of the financial statements.

9

QUALITY DIVIDEND FUND

Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2018	For the Year Ended April 30, 2018
Increase/(decrease) in net assets from operations:
Net investment income	$901,479	$1,541,495
Net realized gain from investments	298,189	6,512,251
Net change in unrealized appreciation/(depreciation) on investments	1,098,754	(5,592,002)

Net increase in net assets resulting from operations	2,298,422	2,461,744

Less dividends and distributions to shareholders from:
Distributions:
Class A	(554,466)	—
Class C	(247,312)	—
Institutional Class	(145,004)	—

Total distributable earnings	(946,782)	—

Net investment income:
Class A	—	(1,072,698)
Class C	—	(499,466)
Institutional Class	—	(278,161)

Total net investment income	—	(1,850,325)

Net decrease in net assets from dividends and distributions to shareholders	(946,782)	(1,850,325)

Decrease in net assets derived from capital share transactions (Note 4)	(2,308,023)	(1,785,789)

Total decrease in net assets	(956,383)	(1,174,370)

Net assets
Beginning of period	70,535,364	71,709,734

End of period*	$69,578,981	$70,535,364

*

Net assets - end of period includes accumulated net investment income of $156,658 for the year ended April 30, 2018. Effective November 5, 2018, the SEC has eliminated the requirement to disclose accumulated net investment income.

The accompanying notes are an integral part of the financial statements.

10

QUALITY DIVIDEND FUND

Financial Highlights

Contained below is per share operating performance data for each Class A share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Period September 30, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$12.29		$12.19	$11.03	$11.66	$11.02	$10.00

Net investment income(1)	0.17		0.29	0.27	0.26	0.27	0.16
Net realized and unrealized gain/(loss) on investments	0.24		0.16	1.13	(0.49)	0.79	0.96

Net increase/(decrease) in net assets resulting from operations	0.41		0.45	1.40	(0.23)	1.06	1.12

Dividends and distributions to shareholders from:
Net investment income	(0.18)		(0.35)	(0.24)	(0.26)	(0.28)	(0.10)
Net realized capital gains	—		—	—	(0.14)	(0.14)	—

Total dividends and distributions to shareholders	(0.18)		(0.35)	(0.24)	(0.40)	(0.42)	(0.10)

Redemption fees	—	(2)	— (2)	— (2)	— (2)	— (2)	—	(2)

Net asset value, end of period	$12.52		$12.29	$12.19	$11.03	$11.66	$11.02

Total investment return(3)	3.32%		3.64%	12.82%	(1.84)%	9.65%	11.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,632		$37,800	$36,731	$35,607	$35,629	$20,745
Ratio of expenses to average net assets	1.24	%(4)	1.24%	1.24%	1.24%	1.24%	1.24	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.32	%(4)	1.32%	1.35%	1.37%	1.62%	2.97	%(4)
Ratio of net investment income to average net assets	2.66	%(4)	2.32%	2.35%	2.40%	2.33%	2.65	%(4)
Portfolio turnover rate	21.99	%(6)	51.32%	43.59%	62.74%	67.56%	10.71	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

11

QUALITY DIVIDEND FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for each Class C share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the
	Six Months Ended		For the	For the	For the	For the	For the Period
	October 31, 2018 (Unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	October 1, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$12.34		$12.24	$11.06	$11.73	$11.02	$10.00

Net investment income(1)	0.13		0.20	0.18	0.18	0.18	0.12
Net realized and unrealized gain/(loss) on investments	0.22		0.15	1.15	(0.51)	0.80	0.96

Net increase/(decrease) in net assets resulting from operations	0.35		0.35	1.33	(0.33)	0.98	1.08

Dividends and distributions to shareholders from:
Net investment income	(0.13)		(0.25)	(0.15)	(0.20)	(0.13)	(0.06)
Net realized capital gains	—		—	—	(0.14)	(0.14)	—

Total dividends and distributions to shareholders	(0.13)		(0.25)	(0.15)	(0.34)	(0.27)	(0.06)

Redemption fees	—	(2)	— (2)	— (2)	— (2)	— (2)	—	(2)

Net asset value, end of period	$12.56		$12.34	$12.24	$11.06	$11.73	$11.02

Total investment return(3)	2.83%		2.84%	12.07%	(2.65)%	8.91%	10.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,797		$23,728	$26,247	$23,217	$20,820	$8,089
Ratio of expenses to average net assets	1.99	%(4)	1.99%	1.99%	1.99%	1.99%	1.99	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.07	%(4)	2.06%	2.10%	2.12%	2.35%	3.72	%(4)
Ratio of net investment income to average net assets	1.91	%(4)	1.57%	1.58%	1.65%	1.58%	1.46	%(4)
Portfolio turnover rate	21.99	%(6)	51.32%	43.59%	62.74%	67.56%	10.71	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

12

QUALITY DIVIDEND FUND

Financial Highlights (Concluded)

Contained below is per share operating performance data for each Institutional Class share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the
	Six Months Ended		For the	For the Period
	October 31, 2018		Year Ended	October 4, 2016*
	(Unaudited)		April 30, 2018	to April 30, 2017
Per Share Operating Performance
Net asset value, beginning of period	$12.30		$12.20	$11.33

Net investment income(1)	0.19		0.32	0.16
Net realized and unrealized gain on investments	0.23		0.16	0.83

Net increase in net assets resulting from operations	0.42		0.48	0.99

Dividends and distributions to shareholders from:
Net investment income	(0.20)		(0.38)	(0.12)

Total dividends and distributions to shareholders	(0.20)		(0.38)	(0.12)

Redemption fees	—	(2)	— (2)	—	(2)

Net asset value, end of period	$12.52		$12.30	$12.20

Total investment return(3)	3.36%		3.89%	8.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,150		$9,007	$8,731
Ratio of expenses to average net assets	0.99	%(4)	0.99%	0.99	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.07	%(4)	1.07%	1.12	%(4)
Ratio of net investment income to average net assets	2.91	%(4)	2.57%	2.29	%(4)
Portfolio turnover rate	21.99	%(6)	51.32%	43.59	%(7)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.
(7)	Reflects portfolio turnover of the Fund for the year ended April 30, 2017.

The accompanying notes are an integral part of the financial statements.

13

QUALITY DIVIDEND FUND

Notes to Financial Statements

October 31, 2018

(Unaudited)

1. Organization and Significant Accounting Policies

The Quality Dividend Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 30, 2013. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares; Class A, Class C and Institutional Class shares. Class A shares are subject to a front end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”), as a percentage of the lower of the original purchase price or net asset value at redemption, of 1.00% may be imposed on full or partial redemptions of Class A shares made within twelve months of purchase where: (i) $1 million or more of Class A shares was purchased without an initial sales charge, and (ii) the selling broker-dealer received a commission for such sale. A CDSC of 1% may apply to Class C shares when shares are redeemed within 12 months after initial purchase where the selling broker-dealer received a commission for such sale.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

14

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2018, in valuing the Fund’s investments carried at fair value:

	Total Value at 10/31/18	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$68,855,732	$68,855,732	$—	$—
Exchange Traded Fund	358,935	358,935	—	—

Total Investments	$69,214,667	$69,214,667	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

15

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the six months ended October 31, 2018, there were no transfers between Levels.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

MLP Common Units — Master Limited Partnership (“MLP”) common units represent limited partnership interests in the MLP. Common units are generally listed and traded on the U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to remaining assets of the MLP.

16

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences may include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Recent Accounting Pronouncement — Effective November 5, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. Management has evaluated the implications of adopting these amendments and there is no significant impact on the financial statements and accompanying notes.

2. Transactions with Related Parties and Other Service Providers

Choice Financial Partners, Inc., doing business as EquityCompass Strategies (“EquityCompass” or the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 0.60% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions) do not exceed 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in effect until August 31, 2019 unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a

17

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. As of October 31, 2018, the amount of potential recovery was as follows:

Expiration
April 30, 2019	April 30, 2020	April 30, 2021	October 31, 2021	Total
$72,020	$74,701	$55,487	$28,846	$231,054

For the six months ended October 31, 2018 the Adviser earned advisory fees of $221,249 and waived fees of $28,846.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C shares.

18

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. The remuneration paid to the Trustees by the Fund during the six months ended October 31, 2018 was $4,270. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Duff & Phelps, LLC (“D&P”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and D&P are compensated for their services provided to the Trust.

3. Investment in Securities

For the six months ended October 31, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$15,846,543	$18,025,581

4. Capital Share Transactions

For the six months ended October 31, 2018 and the year ended April 30, 2018, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018

	Shares	Amount	Shares	Amount
Class A
Sales	119,600	$1,548,876	369,523	$4,646,590
Reinvestments	29,957	386,557	61,288	768,765
Redemption Fees*	—	434	—	1,702
Redemptions	(217,343)	(2,788,393)	(368,305)	(4,639,106)

Net increase/(decrease)	(67,786)	$(852,526)	62,506	$777,951

Class C
Sales	53,879	$689,355	165,228	$2,118,604
Reinvestments	15,497	201,000	32,390	407,367
Redemption Fees*	—	261	—	1,135
Redemptions	(177,706)	(2,328,716)	(419,551)	(5,278,202)

Net decrease	(108,330)	$(1,438,100)	(221,933)	$(2,751,096)

19

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018

	Shares	Amount	Shares	Amount
Institutional Class
Sales	47,589	$612,587	189,459	$2,384,930
Reinvestments	8,865	114,436	17,576	220,540
Redemption Fees*	—	106	—	405
Redemptions	(58,030)	(744,526)	(190,430)	(2,418,519)

Net increase/(decrease)	(1,576)	$(17,397)	16,605	$187,356

Total Net Decrease	(177,692)	$(2,308,023)	(142,822)	$(1,785,789)

*

There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

For the year ended April 30, 2018, the tax character of distributions paid by the Fund was $1,850,325 of ordinary income dividends.

As of April 30, 2018 the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses	Other Book/Tax Differences
$ —	$163,993	$2,892,284	$4,642,371	$—	$(7,335)

20

QUALITY DIVIDEND FUND

Notes to Financial Statements (Concluded)

October 31, 2018

(Unaudited)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of October 31, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost*	$63,381,596

Gross unrealized appreciation	$8,400,559
Gross unrealized depreciation	(2,567,488)

Net unrealized appreciation	$5,833,071

*

Because tax adjustments are calculated annually at the end of the Fund’s fiscal year, the above table does not reflect tax adjustments for the current fiscal year. For the previous year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2018, the Fund had no short-term capital loss deferrals, no long-term capital loss deferrals or ordinary loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2018, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

21

QUALITY DIVIDEND FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 201-5799 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Fund’s complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the Commission 60 days after the end of the Fund’s fiscal quarter.

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on September 26-27, 2018 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between Choice Financial Partners, Inc. doing business as EquityCompass Strategies (“EquityCompass” or the “Adviser”) and the Trust (the “Agreement”) on behalf of Quality Dividend Fund (the “Fund”). At the Meeting, the Board considered the continuation of the Agreement for an additional one year period.

In determining whether to approve the continuation of the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act regarding: (i) services performed for the Fund, (ii) the size and qualifications of its portfolio management staff, (iii) any potential or actual material conflicts of interest that may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of EquityCompass, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients of the Adviser, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding that may have a material impact on EquityCompass’s ability to service the Fund, (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies) and (xi) compliance with federal securities laws and other regulatory

22

QUALITY DIVIDEND FUND

Other Information (Continued)

(Unaudited)

requirements. The Trustees noted the reports and discussions with portfolio managers as provided at the Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; compliance of management personnel with the applicable code of ethics; and the adherence to the Trust’s pricing procedures as established by the Board.

Representatives from EquityCompass attended the Meeting in-person. The representatives discussed the firm’s history, performance and investment strategies in connection with the proposed approval of the Agreement and answered questions from the Board.

Performance. The Trustees considered the investment performance for the Quality Dividend Fund. The Trustees reviewed historical performance tables that showed the performance of the Class A, Class C, and Institutional Class shares of the Quality Dividend Fund as compared to the Lipper Global Equity Income Fund Index, the Quality Dividend Fund’s applicable Lipper index for the year-to-date, one year, two year, three year, and since inception periods ended June 30, 2018, as applicable. The Trustees also reviewed historical performance tables that showed the performance of the Class A, Class C, and Institutional Class shares of the Fund as compared to the Russell 1000 Value Total Return Index and the S&P 500 Daily Reinvested Index for the year-to-date, one year, two year, three year, and since inception periods ended June 30, 2018, as applicable. The Trustees also noted that the Board reviews and considers performance reports provided by the Adviser at its quarterly board meetings throughout the year.

The Trustees noted that the Fund’s Class A shares outperformed the Lipper Global Equity Income Fund Index for the one year, three year, and since inception periods ended June 30, 2018. The Trustees noted that the Fund’s Class A shares underperformed the Lipper Global Equity Income Fund Index for the year-to-date and two year periods ended June 30, 2018. The Trustees further noted that the Fund’s Class A shares underperformed the Russell 1000 Value Total Return Index and the S&P 500 Daily Reinvested Index for the year-to-date, one year, two year, three year, and since inception periods ended June 30, 2018.

The Trustees noted that the Fund’s Class C shares outperformed the Lipper Global Equity Income Fund Index for the three year and since inception periods ended June 30, 2018. The Trustees noted that the Fund’s Class C shares underperformed the Lipper Global Equity Income Fund Index for the year-to-date, one year, and two year periods ended June 30, 2018. The Trustees further noted that the Fund’s Class C shares underperformed the Russell 1000 Value Total Return Index and the S&P 500 Daily Reinvested Index for the year-to-date, one year, two year, three year, and since inception periods ended June 30, 2018.

The Trustees noted that the Fund’s Institutional Class Shares outperformed the Lipper Global Equity Income Fund Index for the one year and since inception periods ended June 30, 2018, and underperformed for the year-to-date period ended June 30, 2018. The Trustees noted further that the Fund’s Institutional

23

QUALITY DIVIDEND FUND

Other Information (Continued)

(Unaudited)

Class shares underperformed the Russell 1000 Value Total Return Index and the S&P 500 Daily Reinvested Index for the year-to-date, one year and since inception periods ended June 30, 2018.

Fees. The Trustees noted that the representatives of EquityCompass had provided information regarding its advisory fees and an analysis of these fees in relation to the services provided to the Fund and any other ancillary benefits resulting from EquityCompass’ relationship with the Fund. The Trustees also reviewed information regarding the fees that EquityCompass charges to its separately managed accounts, and evaluated the explanations provided by EquityCompass as to differences in fees charged to the Fund and the separately managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus the universe of funds with similar share classes in the Lipper Global Equity Income Fund category with $250 million or less in assets. The Trustees noted that the gross advisory fee and net total expense ratio of the Fund’s Class A, Class C and Institutional Class shares were each lower than the median of the gross advisory fee and net total expense ratio of the funds with a similar share class in the Lipper Global Equity Income Fund category with $250 million or less in assets. The Trustees concluded that the advisory fees and services provided by EquityCompass are consistent with those of other advisers that manage mutual funds of comparable size with investment objectives, strategies and policies similar to those of the Quality Dividend Fund based on the information provided at the Meeting.

Knowledge, experience, and qualifications. The Board considered the level and depth of knowledge of EquityCompass, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by EquityCompass, the Board took into account its familiarity with EquityCompass’ senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account EquityCompass’ compliance policies and procedures and reports regarding EquityCompass’ compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Quality Dividend Fund’s investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Quality Dividend Fund by EquityCompass and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Quality Dividend Fund is likely to benefit from the continued receipt of those services. They also concluded that EquityCompass has sufficient personnel, with the appropriate education and experience, to serve the Quality Dividend effectively and had demonstrated their ability to attract and retain qualified personnel.

Costs. The Trustees reviewed materials regarding the costs of the services provided by EquityCompass, the compensation and benefits received by EquityCompass in providing services to the Quality Dividend Fund, as well as EquityCompass’ profitability. The Trustees were provided with the most recent Item 6 (Selected Financial Data) from the Form 10-K of Stifel Financial Corp., EquityCompass’ parent company, for its most recent fiscal year ended December 31, 2017. The Trustees noted that EquityCompass’ level

24

QUALITY DIVIDEND FUND

Other Information (Concluded)

(Unaudited)

of profitability is an important factor to consider, and the Trustees should be satisfied that EquityCompass’ profits are sufficient to continue as a healthy concern generally and as investment adviser of the Quality Dividend Fund specifically. The Trustees concluded that EquityCompass’ advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected growth of the Quality Dividend Fund.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Quality Dividend Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Quality Dividend Fund for the benefit of fund shareholders, but that the advisory fee, although subject to a contractual fee waiver, did not currently include breakpoint reductions as asset levels increased.

At the Meeting, the Trustees unanimously approved the continuation of the Agreement for an additional one year period. In approving the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by EquityCompass. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement for an additional one year period would be in the best interests of the Quality Dividend Fund and its shareholders.

25

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser
Choice Financial Partners, Inc. d/b/a EquityCompass Strategies 501 North Broadway St. Louis, MO 63102
Administrator The Bank of New York Mellon 301 Bellevue Parkway Wilmington, DE 19809
Transfer Agent BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581	QUALITY DIVIDEND FUND

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

of

FundVantage Trust

Class A (QDVAX)

Class C (QDVCX)

Institutional Class (QDVIX)

SEMI-ANNUAL

REPORT

October 31, 2018

(Unaudited)

This report is submitted for the general information of the shareholders of the Quality Dividend Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Quality Dividend Fund.

QUA-1018

SKYBRIDGE DIVIDEND VALUE FUND

Semi-Annual

Performance Data

October 31, 2018

(Unaudited)

Average Annual Total Returns for Periods Ended October 31, 2018
	Six Months†	1 Year	3 Year	Since Inception
Class A Shares (with sales charge)*	-3.24%	3.72%	5.12%	5.20%
Class A Shares (without sales charge)*	2.68%	10.04%	7.23%	6.63%
S&P 500® Index	3.40%	7.35%	11.50%	10.20	%(a)

Class C Shares*	2.31%	9.16%	6.36%	7.55%
S&P 500® Index	3.40%	7.35%	11.50%	11.65	%(a)

Class I Shares*	2.82%	10.22%	7.45%	7.67%
S&P 500® Index	3.40%	7.35%	11.50%	11.04	%(a)

†	Not Annualized.

*	Class A shares, Class C shares and Class I shares of the SkyBridge Dividend Value Fund (the “Fund”) commenced operations on June 13, 2014, October 17, 2014 and April 7, 2014, respectively.

(a)	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 919-6885.

The returns shown for Class A shares reflect a deduction for the maximum front-end sales charge of 5.75%. As stated in the current prospectus dated September 1, 2018, the Fund’s “Total Annual Fund Operating Expenses” are 1.25%, 2.00% and 1.00% for Class A shares, Class C shares and Class I shares, respectively, of the Fund’s average daily net assets. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. SkyBridge Capital II, LLC (“SkyBridge” or the “Adviser”) has contractually agreed to reduce its management fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions) do not exceed (on an annual basis) 1.25% with respect to Class A shares, 2.00% with respect to Class C shares and 1.00% with respect to Class I shares of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2019, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

1

SKYBRIDGE DIVIDEND VALUE FUND

Semi-Annual

Performance Data (Concluded)

October 31, 2018

(Unaudited)

Mutual fund investing involves risk including the possible loss of principal. The Fund’s long term “buy and hold” strategy under certain market conditions may cause it to be more susceptible to general market declines. The Fund seeks to invest in securities with dividend yield potential with both growth and value characteristics. Value investing involves the risk that companies believed to be undervalued may not appreciate as anticipated. There are no guarantees a company will continue to pay or increase its dividend. The Fund may invest in small to mid-capitalization companies which may be more volatile and less liquid than stocks of larger companies.

The Fund intends to evaluate performance as compared to that of the S&P 500® Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is not possible to invest in an index.

2

SKYBRIDGE DIVIDEND VALUE FUND

Fund Expense Disclosure

October 31, 2018

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from May 1, 2018 through October 31, 2018 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

3

SKYBRIDGE DIVIDEND VALUE FUND

Fund Expense Disclosure (Concluded)

October 31, 2018

(Unaudited)

	SkyBridge Dividend Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	May 1, 2018	October 31, 2018	During Period*
Class A
Actual	$1,000.00	$1,026.80	$6.39
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36
Class C
Actual	$1,000.00	$1,023.10	$10.20
Hypothetical (5% return before expenses)	1,000.00	1,015.12	10.16
Class I
Actual	$1,000.00	$1,028.20	$5.11
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09

*

Expenses are equal to an annualized expense ratio for the six-month period ended October 31, 2018 of 1.25%, 2.00% and 1.00% for Class A, Class C and Class I shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of 2.68%, 2.31% and 2.82% for Class A, Class C and Class I shares, respectively.

4

SKYBRIDGE DIVIDEND VALUE FUND

Portfolio Holdings Summary Table

October 31, 2018

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Consumer Discretionary	31.0%	$51,477,798
Consumer Staples	26.0	43,306,186
Health Care	11.8	19,598,405
Information Technology	10.2	16,966,725
Industrials	7.2	11,902,849
Energy	6.5	10,771,109
Telecommunication Services	3.9	6,551,991
Materials	2.8	4,742,290
Short-Term Investments	0.7	1,137,496
Liabilities in Excess of Other Assets	(0.1)	(215,963)

NET ASSETS	100.0%	$166,238,886

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

SKYBRIDGE DIVIDEND VALUE FUND

Portfolio of Investments

October 31, 2018

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — 99.4%
Consumer Discretionary — 31.0%
Bed Bath & Beyond, Inc.	317,528	$4,362,835
GameStop Corp., Class A	402,141	5,871,258
Gap, Inc. (The)	184,134	5,026,858
Interpublic Group Of Cos, Inc. (The)	232,560	5,386,090
L Brands, Inc.	152,611	4,947,649
Macy’s, Inc.	193,233	6,625,959
Signet Jewelers Ltd. (Bermuda)	140,135	7,854,567
Tupperware Brands Corp.	130,826	4,591,993
Williams-Sonoma, Inc.	114,695	6,810,589

		51,477,798

Consumer Staples — 26.0%
Campbell Soup Co.	129,726	4,853,050
Coca-Cola Co. (The)	124,296	5,951,292
General Mills, Inc.	122,757	5,376,757
Kellogg Co.	87,007	5,697,218
Kimberly-Clark Corp.	51,995	5,423,078
Kraft Heinz Co. (The)	90,758	4,988,967
Philip Morris International, Inc.	53,944	4,750,848
Procter & Gamble Co. (The)	70,647	6,264,976

		43,306,186

Energy — 6.5%
Chevron Corp.	46,010	5,137,016
Exxon Mobil Corp.	70,709	5,634,093

		10,771,109

Health Care — 11.8%
CVS Health Corp.	84,017	6,081,991
Merck & Co., Inc.	94,690	6,970,131
Pfizer, Inc.	152,027	6,546,283

		19,598,405

	Number of Shares	Value

COMMON STOCKS — (Continued)
Industrials — 7.2%
General Electric Co.	416,620	$4,207,862
Nielsen Holdings PLC (Great Britain)	165,039	4,287,713
Pitney Bowes, Inc.	514,694	3,407,274

		11,902,849

Information Technology — 10.2%
CA, Inc.	158,670	7,038,601
Cisco Systems, Inc.	128,257	5,867,758
International Business Machines Corp.	35,176	4,060,366

		16,966,725

Materials — 2.8%
LyondellBasell Industries NV., Class A (Netherlands)	53,123	4,742,290

Telecommunication Services — 3.9%
Verizon Communications, Inc.	114,766	6,551,991

TOTAL COMMON STOCKS (Cost $167,297,243)		165,317,353

The accompanying notes are an integral part of the financial statements.

6

SKYBRIDGE DIVIDEND VALUE FUND

Portfolio of Investments (Concluded)

October 31, 2018

(Unaudited)

	Number of Shares	Value

SHORT-TERM INVESTMENTS — 0.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.05%(a)	1,137,496	$1,137,496

TOTAL SHORT-TERM INVESTMENTS (Cost $1,137,496)		1,137,496

TOTAL INVESTMENTS - 100.1% (Cost $168,434,739)		166,454,849
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%		(215,963)

NET ASSETS - 100.0%		$166,238,886

(a)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2018.

The accompanying notes are an integral part of the financial statements.

7

SKYBRIDGE DIVIDEND VALUE FUND

Statement of Assets and Liabilities

October 31, 2018

(Unaudited)

Assets
Investments, at value (Cost $168,434,739)	$166,454,849
Receivable for capital shares sold	165,035
Dividends receivable	273,845
Prepaid expenses and other assets	10,137

Total assets	166,903,866

Liabilities
Payable for capital shares redeemed	354,465
Due to Custodian	41
Payable for transfer agent fees	100,836
Payable to Investment Adviser	89,457
Payable for administration and accounting fees	30,491
Payable for distribution fees	25,348
Payable for custodian fees	16,263
Accrued expenses	48,079

Total liabilities	664,980

Net Assets	$166,238,886

Net Assets consisted of:
Capital stock, $0.01 par value	$148,021
Paid-in capital	146,192,313
Total distributable earnings	19,898,552

Net Assets	$166,238,886

Class A Shares:
Net asset value, redemption price per share ($21,109,820 / 1,875,216 shares)	$11.26

Maximum offering price per share (100/94.25 of $11.26)	$11.95

Class C Shares:
Net asset value, offering and redemption price per share ($31,773,748 / 2,849,025 shares)	$11.15

Class I Shares:
Net asset value, offering and redemption price per share ($113,355,318 / 10,077,896 shares)	$11.25

The accompanying notes are an integral part of the financial statements.

8

SKYBRIDGE DIVIDEND VALUE FUND

Statement of Operations

For the Six Months Ended October 31, 2018

(Unaudited)

Investment income
Dividends	$3,826,302

Total investment income	3,826,302

Expenses
Advisory fees (Note 2)	690,787
Distribution fees (Class C shares) (Note 2)	130,659
Transfer agent fees (Note 2)	111,102
Registration and filing fees	55,286
Administration and accounting fees (Note 2)	54,429
Shareholder servicing fees (Class C shares) (Note 2)	43,553
Trustees’ and officers’ fees (Note 2)	30,784
Distribution fees (Class A shares) (Note 2)	29,637
Custodian fees (Note 2)	23,328
Legal fees	21,425
Printing and shareholder reporting fees	20,242
Audit fees	13,668
Other expenses	11,490

Total expenses before recoupment	1,236,390

Less: waivers and reimbursements (Note 2)	(111,492)

Net expenses after waivers and reimbursements	1,124,898

Net investment income	2,701,404

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(3,274,132)
Net change in unrealized appreciation/(depreciation) on investments	6,091,042

Net realized and unrealized gain on investments	2,816,910

Net increase in net assets resulting from operations	$5,518,314

The accompanying notes are an integral part of the financial statements.

9

SKYBRIDGE DIVIDEND VALUE FUND

Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2018 (Unaudited)	For the Year Ended April 30, 2018
Increase/(decrease) in net assets from operations:
Net investment income	$2,701,404	$8,800,559
Net realized gain/(loss) from investments	(3,274,132)	27,560,817
Net change in unrealized appreciation/(depreciation) on investments	6,091,042	(12,640,730)

Net increase in net assets resulting from operations	5,518,314	23,720,646

Less dividends and distributions to shareholders from:
Distributions:
Class A	(323,429)	—
Class C	(350,643)	—
Class I	(1,858,463)	—

Total Distributable Earnings	(2,532,535)	—

Net investment income:
Class A	—	(2,168,611)
Class C	—	(1,107,764)
Class I	—	(6,138,454)

Total net investment income	—	(9,414,829)

Net realized capital gains:
Class A	—	(3,927,291)
Class C	—	(1,624,108)
Class I	—	(6,833,196)

Total net realized capital gains	—	(12,384,595)

Net decrease in net assets from dividends and distributions to shareholders	(2,532,535)	(21,799,424)

Decrease in net assets derived from capital share transactions (Note 4)	(28,484,224)	(252,325,014)

Total in net assets	(25,498,445)	(250,403,792)

Net assets
Beginning of period	191,737,331	442,141,123

End of period*	$166,238,886	$191,737,331

*

Net assets - end of period includes accumulated net investment income of $58,384 for the year ended April 30, 2018. Effective November 5, 2018, the SEC has eliminated the requirement to disclose accumulated net investment income.

The accompanying notes are an integral part of the financial statements.

10

SKYBRIDGE DIVIDEND VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A Shares
	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Period June 13, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$11.12		$11.24	$11.31	$11.27	$10.47

Net investment income(1)	0.17		0.30	0.30	0.26	0.23
Net realized and unrealized gain on investments	0.13		0.42	0.30	0.24	0.78

Net increase in net assets resulting from operations	0.30		0.72	0.60	0.50	1.01

Dividends and distributions to shareholders from:
Net investment income	(0.16)		(0.36)	(0.29)	(0.24)	(0.19)
Net realized capital gains	—		(0.48)	(0.38)	(0.22)	(0.02)

Total dividends and distributions to shareholders	(0.16)		(0.84)	(0.67)	(0.46)	(0.21)

Net asset value, end of period	$11.26		$11.12	$11.24	$11.31	$11.27

Total investment return(2)	2.68%		6.54%	5.35%	4.76%	9.74%

Ratio/Supplemental Data
Net assets, end of period (in thousands)	$21,110		$25,384	$126,802	$57,175	$37,732
Ratio of expenses to average net assets	1.25	%(3)	1.25%	1.25%	1.25%	1.25	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements or recoupment(4)	1.37	%(3)	1.23%	1.19%	1.28%	1.76	%(3)
Ratio of net investment income to average net assets	2.90	%(3)	2.70%	2.66%	2.39%	2.48	%(3)
Portfolio turnover rate	5.17	%(5)	47.08%	72.84%	103.97%	122.00	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(3)	Annualized.
(4)

During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

(5)	Not annualized.
(6)	Reflects portfolio turnover for the Fund for the year ended April 30, 2015.

The accompanying notes are an integral part of the financial statements.

11

SKYBRIDGE DIVIDEND VALUE FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Class C shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C Shares
	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Period October 17, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$11.01		$11.18	$11.26	$11.25	$9.95

Net investment income(1)	0.12		0.22	0.22	0.18	0.08
Net realized and unrealized gain on investments	0.14		0.39	0.30	0.23	1.33

Net increase in net assets resulting from operations	0.26		0.61	0.52	0.41	1.41

Dividends and distributions to shareholders from:
Net investment income	(0.12)		(0.30)	(0.22)	(0.18)	(0.09)
Net realized capital gains	—		(0.48)	(0.38)	(0.22)	(0.02)

Total dividends and distributions to shareholders	(0.12)		(0.78)	(0.60)	(0.40)	(0.11)

Net asset value, end of period	$11.15		$11.01	$11.18	$11.26	$11.25

Total investment return(2)	2.31%		5.54%	4.61%	3.95%	14.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,774		$35,621	$55,710	$43,537	$6,819
Ratio of expenses to average net assets	2.00	%(3)	2.00%	2.00%	2.00%	2.00	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements or recoupment(4)	2.12	%(3)	2.00%	1.94%	2.03%	2.32	%(3)
Ratio of net investment income to average net assets	2.15	%(3)	1.95%	1.91%	1.65%	1.46	%(3)
Portfolio turnover rate	5.17	%(5)	47.08%	72.84%	103.97%	122.00	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total return does not reflect any applicable sales charge.

(3)	Annualized.
(4)

During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

(5)	Not annualized.
(6)	Reflects portfolio turnover for the Fund for the year ended April 30, 2015.

The accompanying notes are an integral part of the financial statements.

12

SKYBRIDGE DIVIDEND VALUE FUND

Financial Highlights (Concluded)

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I Shares
	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Period April 7, 2014* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$11.11		$11.24	$11.31	$11.26	$10.23	$10.00

Net investment income(1)	0.18		0.33	0.33	0.28	0.29	—	(2)
Net realized and unrealized gain on investments	0.14		0.41	0.29	0.25	0.98	0.23

Net increase in net assets resulting from operations	0.32		0.74	0.62	0.53	1.27	0.23

Dividends and distributions to shareholders from:
Net investment income	(0.18)		(0.39)	(0.31)	(0.26)	(0.22)	—
Net realized capital gains	—		(0.48)	(0.38)	(0.22)	(0.02)	—

Total dividends and distributions to shareholders	(0.18)		(0.87)	(0.69)	(0.48)	(0.24)	—

Net asset value, end of period	$11.25		$11.11	$11.24	$11.31	$11.26	$10.23

Total investment return(3)	2.82%		6.72%	5.57%	5.09%	12.54%	2.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113,355		$130,732	$259,629	$223,510	$55,918	$117
Ratio of expenses to average net assets	1.00	%(4)	1.00%	1.00%	1.00%	1.00%	1.00	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements or recoupment(5)	1.12	%(4)	1.00%	0.94%	1.03%	1.63%	646.65	%(4)
Ratio of net investment income to average net assets	3.15	%(4)	2.95%	2.91%	2.64%	2.70%	0.79	%(4)
Portfolio turnover rate	5.17	%(6)	47.08%	72.84%	103.97%	122.00%	1.98	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized.

(4)	Annualized.
(5)

During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

13

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements

October 31, 2018

(Unaudited)

1. Organization and Significant Accounting Policies

The SkyBridge Dividend Value Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations on April 7, 2014. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers Class A, Class C and Class I shares. Class A shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class A shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A shares made within eighteen months of purchase where: (i) $1 million or more of Class A shares were purchased without an initial sales charge and (ii) the selling broker-dealer received a commission for such sale.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

14

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2018, in valuing the Fund’s investments carried at fair value:

	Total Value at 10/31/18	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$165,317,353	$165,317,353	$—	$—
Short-Term Investments	1,137,496	1,137,496	—	—

Total Investments	$166,454,849	$166,454,849	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

15

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the six months ended October 31, 2018, there were no transfers between Levels.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences may include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter

16

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Recent Accounting Pronouncement — Effective November 5, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. Management has evaluated the implications of adopting these amendments and there is no significant impact on the financial statements and accompanying notes.

2. Transactions with Related Parties and Other Service Providers

SkyBridge Capital II, LLC (“SkyBridge” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its management fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions) do not exceed (on an annual basis) 1.25% with respect to Class A shares, 2.00% with respect to Class C shares and 1.00% with respect to Class I shares of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2019, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. As of October 31, 2018, the amount of potential recovery was as follows:

17

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

Expiration
April 30, 2019	October 31, 2021	Total
$70,108	$111,492	$181,600

For the six months ended October 31, 2018, the Adviser earned advisory fees of $690,787 and waived fees $111,492.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund, pursuant of an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C shares.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. The remuneration paid to the Trustees by the Fund during the six months ended October 31, 2018 was $6,999. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

18

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Duff & Phelps, LLC (“D&P”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and D&P are compensated for their services provided to the Trust.

3. Investment in Securities

For the six months ended October 31, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$9,333,989	$37,994,643

4. Capital Share Transactions

For the six months ended October 31, 2018 and the year ended April 30, 2018, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Six Months Ended
	October 31, 2018		For the Year Ended
	(Unaudited)		April 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sales	55,277	$643,263	1,027,348	$11,507,388
Reinvestments	21,521	251,062	500,456	5,583,597
Redemptions	(485,213)	(5,574,374)	(10,522,557)	(122,765,352)

Net decrease	(408,415)	$(4,680,049)	(8,994,753)	$(105,674,367)

Class C
Sales	136,212	$1,554,946	491,495	$5,572,609
Reinvestments	15,290	176,854	118,067	1,310,141
Redemptions	(537,000)	(6,148,072)	(2,359,620)	(26,302,710)

Net decrease	(385,498)	$(4,416,272)	(1,750,058)	$(19,419,960)

Class I
Sales	2,048,131	$23,928,506	4,663,902	$52,622,672
Reinvestments	135,791	1,582,098	774,985	8,661,457
Redemptions	(3,876,072)	(44,898,507)	(16,764,779)	(188,514,816)

Net decrease	(1,692,150)	$(19,387,903)	(11,325,892)	$(127,230,687)

Total Net Decrease	(2,486,063)	$(28,484,224)	(22,070,703)	$(252,325,014)

19

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2018

(Unaudited)

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

For the year ended April 30, 2018, the tax character of distributions paid by the Fund was $17,518,041 of ordinary income dividends and $4,281,383 of long-term capital gains dividends. Distributions from short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Capital Loss	Undistributed	Undistributed	Unrealized
Carryforward	Ordinary Income	Long-Term Gain	Depreciation
$ —	$58,384	$30,151,731	$(13,297,342)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of October 31, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost*	$168,434,739

Gross unrealized appreciation	$16,359,674
Gross unrealized depreciation	(18,339,564)

Net unrealized depreciation	$(1,979,890)

*

Because tax adjustments are calculated annually at the end of the Fund’s fiscal year, the above table does not reflect tax adjustments for the current fiscal year. For the previous year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Pursuant to the federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2018, the Fund had no short-term capital loss deferrals and no long-term capital loss deferrals.

20

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Concluded)

October 31, 2018

(Unaudited)

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2018, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

21

SKYBRIDGE DIVIDEND VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 919-6885 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Fund’s complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the Commission 60 days after the end of the Fund’s fiscal quarter.

22

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Investment Adviser SkyBridge Capital II, LLC 527 Madison Avenue, 16th Floor New York, New York 10022
Administrator The Bank of New York Mellon 301 Bellevue Parkway Wilmington, DE 19809
Transfer Agent BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581	SkyBridge Dividend Value Fund of
Principal Underwriter Foreside Funds Distributors LLC 400 Berwyn Park 899 Cassatt Road Berwyn, PA 19312 Custodian The Bank of New York Mellon 240 Greenwich Street New York, NY 10286	FundVantage Trust Class A Shares Class C Shares Class I Shares SEMI-ANNUAL REPORT
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP Two Commerce Square, Suite 1800 2001 Market Street Philadelphia, PA 19103-7042	October 31, 2018 (Unaudited)

Legal Counsel
Pepper Hamilton LLP
3000 Two Logan Square
2001 Market Street Philadelphia, PA 19103-7042

This report is submitted for the general information of the shareholders of the SkyBridge Dividend Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the SkyBridge Dividend Value Fund.

SKY-1018

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                 FundVantage Trust

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date January 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date January 3, 2019

By (Signature and Title)*	/s/ T. Richard Keyes
T. Richard Keyes, Treasurer and
Chief Financial Officer
(principal financial officer)

Date January 3, 2019

* Print the name and title of each signing officer under his or her signature.